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JANUS | ADVISER SERIES

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2002 SEMIANNUAL REPORT

     Janus Adviser Growth Fund

     Janus Adviser Aggressive Growth Fund

     Janus Adviser Capital Appreciation Fund

     Janus Adviser Core Equity Fund

     Janus Adviser Balanced Fund

     Janus Adviser Growth and Income Fund

     Janus Adviser Strategic Value Fund

     Janus Adviser International Fund

     Janus Adviser Worldwide Fund

     Janus Adviser Global Value Fund

     Janus Adviser Flexible Income Fund

     Janus Adviser Money Market Fund

[LOGO] JANUS

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

Table of Contents

     JANUS ADVISER SERIES

       Fund Managers' Commentaries and Schedules of Investments
         Growth Fund .......................................................   1

         Aggressive Growth Fund ............................................   5

         Capital Appreciation Fund .........................................   8

         Core Equity Fund ..................................................  11

         Balanced Fund .....................................................  14

         Growth and Income Fund ............................................  20

         Strategic Value Fund ..............................................  24

         International Fund ................................................  27

         Worldwide Fund ....................................................  32

         Global Value Fund .................................................  37

         Flexible Income Fund ..............................................  40

         Money Market Fund .................................................  44

       Statements of Assets and Liabilities ................................  46

       Statements of Operations ............................................  48

       Statements of Changes in Net Assets .................................  50

       Financial Highlights ................................................  58

       Notes to Schedules of Investments ...................................  64

       Notes to Financial Statements .......................................  65

       Explanations of Charts, Tables
         and Financial Statements ..........................................  70

       Trustees and Officers ...............................................  73

       Shareholder Meeting .................................................  76

                                                       JANUS ADVISER GROWTH FUND

[PHOTO]
Blaine Rollins
portfolio manager

For the six-month period ended January 31, 2002, Janus Adviser Growth Fund fell 12.23% compared to its benchmark, the S&P 500 Index, which declined 6.01%.(1)

Unquestionably, I'm not happy to report the Fund's failure to meet your expectations and mine. Though stocks rallied after the plunge triggered by the September terrorist attacks, it was not enough to undo the rest of 2001's damage. The Fed cut short-term interest rates five times during the period, bringing the target federal funds rate down to 1.75%, a level not seen since the early 1960s. Lower borrowing costs tend to boost profits for businesses and prompt increased spending by consumers, leading investors to anticipate a recovery in corporate profits and stock prices during 2002.

While there were certainly still signs of economic weakness, namely the nation's unemployment rate at a six-and-a-half year high of 5.8%, other developments were encouraging. For example, after contracting 1.3% in the third quarter, the U.S. GDP rose 0.2% in the fourth quarter. Meanwhile, business inventories made their most dramatic decline in a decade and the Conference Board's closely watched index of consumer confidence surged to 97.3 in January, its highest level since August.

Turning to the Fund, one significant change during the period was an increase in our insurance holdings. We initiated or added to positions in a number of reinsurance and property/casualty companies such as Berkshire Hathaway, XL Capital Limited, ACE Limited and W.R. Berkley Corp. After September 11, many carriers cut back their lines of business, which means that the remaining carriers should be able to raise prices substantially in the coming months. We believe we are well positioned to take advantage of that scenario. In addition, we increased the overall number of holdings in the Fund by adding some mid-cap stocks - a result of our attempts to dig deeper for overlooked stories that the rest of the market missed.

Hurting our performance was Charles Schwab, which has the largest discount and online brokerage operation in the U.S. Its stock began to rebound at the end of 2001 in part because people began to feel better about the market, but has since fallen as fourth-quarter earnings dropped 27% from a year ago. Nonetheless, we think that the real story on Schwab is that it is aggressively taking market share from banks, thrifts, insurance companies and other brokerages. More and more people are doing all their banking at Schwab, and the company is building more non-brokerage, fee-based revenue into their business model so that earnings are not so dependent on the health of the stock market.

Any list of detractors would be incomplete without mentioning energy trader Enron, which filed for Chapter 11 bankruptcy in December. This was an example of a great company that chose the wrong method of financing its growth. Although we still held a position in the fourth quarter and it hindered the Fund's performance, we sold most of our Enron holdings in the second and third quarters of 2001 because of our concerns about its valuation and the potential adverse effects of falling natural gas prices. Consequently, while Enron was a major disappointment for us in the end, we in fact made money in the stock over the course of our investment.

Positive contributors for the period included Maxim Integrated Products, a manufacturer of semiconductors that are used in products ranging from large network computer switches and routers to cell phones and computers. We like this company because it sells chips into virtually every electronic end market instead of being limited to computers, telecommunications or some other niche. Furthermore, many of the chips it sells are higher-end products that are relatively free from the intense pricing pressure commonly affecting low-end chips. As a result, the company has a stronger free cash flow position than most of its competitors. Maxim also repurchased over 8 million shares of stock in the third quarter of 2001 and another 2 million early in the fourth quarter. Stock buybacks offer no guarantees, of course, but they tend to reflect management's judgment that a stock represents good value.

Another holding that helped our performance was Walgreen, the nation's top drugstore chain. Walgreen is a company on the move - it has plans to open 475 stores in 2002 - and recently reported earnings that easily beat analysts' estimates with strong prescription sales playing a significant role. Moreover, Walgreen can purchase drugs at a lower cost than most of its competition, and it is well positioned to benefit from the increasing popularity of generic drugs.

Over the longer term, we believe lower interest rates and corporate restructuring initiatives should produce a stronger economy and a more favorable backdrop for stocks. Meanwhile, we will continue our efforts to identify solid companies that can generate strong free cash flow, achieve robust earnings growth and take market share in a variety of economic environments.

Thank you for your investment with Janus Adviser Growth Fund.

Portfolio Asset Mix
(% of Net Assets)                          January 31, 2002        July 31, 2001
--------------------------------------------------------------------------------
Equities                                              84.5%                90.1%
  Foreign                                              9.4%                 8.0%
  Europe                                               1.7%                 3.8%
Top 10 Equities                                       29.8%                39.8%
Number of Stocks                                        112                   96
Cash and Cash Equivalents                             15.5%                 9.9%
--------------------------------------------------------------------------------

(1)  All returns include reinvested dividends and distributions.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistrnely lead to successful investing.

                                    Janus Adviser Series / January 31, 2002  1

AVERAGE ANNUAL TOTAL RETURN
For the Periods Ended January 31, 2002 (unaudited)
--------------------------------------------------------------------------------
  1 Year                                                                (29.63)%
  5 Year                                                                   7.54%
  From Inception Date of Predecessor Fund 9/13/93                         11.36%
--------------------------------------------------------------------------------
S&P 500 Index
  1 Year                                                                (16.14)%
  5 Year                                                                   9.05%
  From Inception Date of Predecessor Fund 9/13/93                         13.36%
--------------------------------------------------------------------------------
In recent years returns have sustained significant gains and losses due to market volatility in the technology sector.

Due to recent market volatility, the Fund may have an increased position in cash for temporary defensive purposes.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 877-335-2687 or visit janus.com for more current performance information.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains.

Standard & Poor's is a corporation that rates stocks and corporate and municipal bonds according to risk profiles. The S&P 500 is an index of 500 major, large-cap US corporations. The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

The Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of a portfolio of Janus Aspen Series into the Fund. Returns of the reorganized Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization. (The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of a different class of Janus Aspen Series, restated to reflect the fees and expenses of the Retirement Shares on May 1, 1997, ignoring any fee and expense limitations.)

Janus Capital Corporation, the Fund's adviser, has contractually agreed to waive a portion of the Fund's expenses. Without such waivers, the Fund's total return would have been lower.

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 84.5%
Advertising Sales - 0.4%
      37,245    Lamar Advertising Co.* ......................     $    1,350,876

Aerospace and Defense - 3.6%
     134,955    Boeing Co. ..................................          5,526,407
      60,360    General Dynamics Corp. ......................          5,405,842
      33,455    Lockheed Martin Corp. .......................          1,772,111

                                                                      12,704,360

Airlines - 0.8%
      57,400    Ryanair Holdings PLC (ADR)*,** ..............          1,851,150
      58,215    Southwest Airlines Co. ......................          1,102,592

                                                                       2,953,742

Applications Software - 1.0%
      55,340    Microsoft Corp.* ............................          3,525,711

Beverages - Non-Alcoholic - 1.3%
     104,940    Coca-Cola Co. ...............................          4,591,125

Beverages - Wine and Spirits - 1.1%
      78,170    Constellation Brands, Inc. - Class A*,+ .....          3,741,998

Broadcast Services and Programming - 1.0%
      77,527    Clear Channel Communications, Inc.* .........          3,569,343

Building - Mobile Home and Manufactured Housing - 0.2%
      38,155    Clayton Homes, Inc. .........................            641,004

Cable Television - 6.5%
      69,370    Charter Communications, Inc. - Class A* .....            854,639
     626,998    Comcast Corp. - Special Class A* ............         22,277,239

                                                                      23,131,878

Casino Hotels - 0.4%
     141,763    Park Place Entertainment Corp.* .............          1,382,189

Chemicals - Specialty - 2.6%
      19,070    Ecolab, Inc. ................................     $      816,005
     201,645    Sigma-Aldrich Corp. .........................          8,432,794

                                                                       9,248,799

Commercial Banks - 0.2%
      10,310    M&T Bank Corp. ..............................            773,250

Commercial Services - 0.1%
       5,651    Arbitron, Inc.* .............................            177,950

Commercial Services - Financial - 0.8%
      12,335    Concord EFS, Inc.* ..........................            359,565
      72,410    Paychex, Inc. ...............................          2,657,447

                                                                       3,017,012

Computer Services - 0.2%
      34,130    Ceridian Corp.* .............................            613,316

Computers - Memory Devices - 0.2%
      16,417    VERITAS Software Corp.* .....................            698,543

Containers - Paper and Plastic - 0.3%
      14,065    Bemis Company, Inc. .........................            709,438
      10,255    Sealed Air Corp.* ...........................            425,788

                                                                       1,135,226

Cosmetics and Toiletries - 2.9%
     125,497    Colgate-Palmolive Co. .......................          7,172,153
      37,342    Procter & Gamble Co. ........................          3,050,095

                                                                      10,222,248

Data Processing and Management - 1.1%
      23,600    Automatic Data Processing, Inc. .............          1,274,400
      44,392    Fiserv, Inc.* ...............................          1,883,996
      16,500    SEI Investments Co. .........................            666,270

                                                                       3,824,666

See Notes to Schedules of Investments.

  2  Janus Adviser Series / January 31, 2002

                                                       JANUS ADVISER GROWTH FUND

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Distribution and Wholesale - 0.2%
      11,980    W.W. Grainger, Inc. .........................     $      650,514

Diversified Operations - 6.1%
      29,865    ARAMARK Corp. - Class B* ....................            761,557
      56,299    Bombardier, Inc. - Class B ..................            520,444
     166,195    Cendant Corp.* ..............................          2,905,089
     101,497    General Electric Co. ........................          3,770,614
      55,205    Honeywell International, Inc. ...............          1,855,440
      21,390    Illinois Tool Works, Inc. ...................          1,526,818
       4,355    ITT Industries, Inc. ........................            231,207
      25,890    Minnesota Mining and Manufacturing Co. ......          2,868,612
     209,820    Tyco International, Ltd. ....................          7,375,173

                                                                      21,814,954

E-Commerce - Products - 0.2%
      41,365    Amazon.com, Inc.* ...........................            586,969

E-Commerce - Services - 0.3%
      18,723    eBay, Inc.* .................................          1,105,032

Electronic Components - Semiconductors - 0.6%
      36,435    National Semiconductor Corp.* ...............          1,027,832
      16,510    NVIDIA Corp.* ...............................          1,085,367

                                                                       2,113,199

Fiduciary Banks - 3.4%
     183,989    Bank of New York Company, Inc. ..............          7,539,869
      78,433    Northern Trust Corp. ........................          4,579,703

                                                                      12,119,572

Finance - Investment Bankers/Brokers - 0.7%
      29,630    Goldman Sachs Group, Inc. ...................          2,577,217

Financial Guarantee Insurance - 1.9%
      80,445    MGIC Investment Corp. .......................          5,389,815
      21,155    PMI Group, Inc. .............................          1,492,485

                                                                       6,882,300

Food - Diversified - 0.3%
      20,110    General Mills, Inc. .........................            996,450

Food - Retail - 0.6%
      55,310    Safeway, Inc.* ..............................          2,237,290

Food - Wholesale/Distribution - 0.7%
      84,225    SYSCO Corp. .................................          2,494,745

Hospital Beds and Equipment - 0.2%
      11,870    Hillenbrand Industries, Inc. ................            680,032

Hotels and Motels - 0.4%
      46,175    Starwood Hotels and Resorts Worldwide, Inc. .          1,581,494

Human Resources - 0.2%
      29,945    Robert Half International, Inc.* ............            785,158

Identification Systems and Devices - 0.6%
     142,011    Symbol Technologies, Inc. ...................          2,201,171

Industrial Gases - 0.2%
      12,310    Praxair, Inc. ...............................            714,596

Instruments - Scientific - 1.5%
      64,157    Dionex Corp.* ...............................          1,648,835
      51,550    FEI Co.* ....................................          1,731,049
      20,335    Millipore Corp. .............................          1,091,989
      30,620    PerkinElmer, Inc. ...........................            903,290

                                                                       5,375,163

Internet Brokers - 1.7%
     425,330    Charles Schwab Corp. ........................          6,111,992

Life and Health Insurance - 2.0%
     124,695    AFLAC, Inc. .................................     $    3,257,033
      73,335    StanCorp Financial Group, Inc. ..............          3,729,085

                                                                       6,986,118

Machine Tools and Related Products - 0%
       2,160    Kennametal, Inc. ............................             82,145

Medical - Biomedical and Genetic - 0.5%
      34,039    Genentech, Inc.* ............................          1,683,229

Medical - Drugs - 0.7%
      18,985    American Home Products Corp. ................          1,227,570
      27,575    Pfizer, Inc. ................................          1,149,050

                                                                       2,376,620

Medical - Hospitals - 3.1%
     174,180    Tenet Healthcare Corp.* .....................         11,110,942

Medical - Outpatient and Home Medical Care - 0.3%
      44,230    Apria Healthcare Group, Inc.* ...............          1,083,635

Medical - Wholesale Drug Distributors - 0.3%
      18,530    Cardinal Health, Inc. .......................          1,221,312

Medical Instruments - 0.9%
      82,095    Apogent Technologies, Inc.* .................          2,058,943
      11,565    Biomet, Inc. ................................            373,434
      10,605    St. Jude Medical, Inc.* .....................            840,976

                                                                       3,273,353

Medical Products - 0.9%
      37,700    Becton, Dickinson and Co. ...................          1,365,494
      24,000    Stryker Corp. ...............................          1,409,760
         849    Synthes-Stratec, Inc. .......................            550,526

                                                                       3,325,780

Metal Processors and Fabricators - 0.1%
      16,315    Precision Castparts Corp. ...................            457,799

Multi-Line Insurance - 1.8%
      68,865    Allstate Corp. ..............................          2,221,585
      24,075    American International Group, Inc. ..........          1,785,161
      18,705    HCC Insurance Holdings, Inc. ................            489,136
      34,835    PartnerRe, Ltd. .............................          1,776,237

                                                                       6,272,119

Multimedia - 7.0%
     502,645    AOL Time Warner, Inc.* ......................         13,224,590
     264,924    Viacom, Inc. - Class B* .....................         10,594,311
      49,590    Walt Disney Co. .............................          1,044,365

                                                                      24,863,266

Networking Products - 1.6%
     281,919    Cisco Systems, Inc.* ........................          5,576,358

Property and Casualty Insurance - 4.6%
     181,320    ACE, Ltd. ...................................          7,044,282
      52,230    Mercury General Corp. .......................          2,197,838
      14,800    W. R. Berkley Corp. .........................            745,920
      71,300    XL Capital, Ltd. - Class A ..................          6,282,956

                                                                      16,270,996

Radio - 0%
       7,490    Hispanic Broadcasting Corp.* ................            176,315

Reinsurance - 1.8%
       1,370    Berkshire Hathaway, Inc. - Class B* .........          3,360,610
      27,490    Everest Re Group, Ltd. ......................          1,888,563
      11,345    RenaissanceRe Holdings, Ltd. ................          1,103,301

                                                                       6,352,474

See Notes to Schedules of Investments.

                                    Janus Adviser Series / January 31, 2002  3

JANUS ADVISER GROWTH FUND

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Retail - Discount - 0.4%
      33,191    Costco Wholesale Corp.* .....................     $    1,526,786

Retail - Drug Store - 2.1%
     209,985    Walgreen Co. ................................          7,618,256

Schools - 0.3%
      25,085    Apollo Group, Inc. - Class A* ...............          1,170,215

Semiconductor Components/Integrated Circuits - 5.2%
      21,278    Integrated Device Technology, Inc.* .........            650,043
     263,550    Linear Technology Corp. .....................         10,903,064
     123,544    Maxim Integrated Products, Inc.* ............          6,855,457

                                                                      18,408,564

Semiconductor Equipment - 1.7%
      70,675    Applied Materials, Inc.* ....................          3,084,964
      33,715    KLA-Tencor Corp.* ...........................          1,931,195
      25,070    Mykrolis Corp.* .............................            327,916
      19,985    Novellus Systems, Inc.* .....................            853,559

                                                                       6,197,634

Telecommunication Equipment - 1.1%
      11,505    Nokia Oyj** .................................            264,762
     151,027    Nokia Oyj (ADR)** ...........................          3,541,583

                                                                       3,806,345

Television - 1.0%
     103,324    Univision Communications, Inc. - Class A* ...          3,614,274

Tools - Hand Held - 0.8%
      61,445    Stanley Works Co. ...........................          2,722,013

Transportation - Railroad - 0.3%
       9,010    Canadian National Railway Co. ...............            439,970
      14,485    Canadian National Railway Co.
                   - New York Shares ........................            707,737

                                                                       1,147,707

Transportation - Services - 1.3%
      15,065    Expeditors International of Washington, Inc.             912,487
      63,430    United Parcel Service, Inc. - Class B .......          3,645,956

                                                                       4,558,443

Wireless Equipment - 0.2%
      97,655    Crown Castle International Corp.* ...........            709,952
--------------------------------------------------------------------------------
Total Common Stock (cost $311,177,157) ......................        300,923,734
--------------------------------------------------------------------------------
Repurchase Agreement - 15.0%
$ 53,300,000    ABN AMRO Bank N.V., 1.92%
                  dated 1/31/02, maturing 2/1/02
                  to be repurchased at $53,302,843
                  collateralized by $39,826,272
                  in U.S. Government Agencies
                  0%-7.50%, 10/10/02-11/25/31
                  $48,190,219 in Collateralized
                  Mortgage Obligations, 2.01%-8.25%
                  10/25/22-12/25/40, AAA; with
                  respective values of $22,706,782
                  and $31,659,218
                  (cost $53,300,000) .......................          53,300,000
--------------------------------------------------------------------------------
Total Investments (total cost $364,477,157) - 99.5% .........        354,223,734
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 0.5%          1,948,045
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................     $  356,171,779
--------------------------------------------------------------------------------

Summary of Investments by Country, January 31, 2002

Country                        % of Investment Securities           Market Value
--------------------------------------------------------------------------------
Bermuda                                              7.2%         $   25,470,512
Canada                                               0.5%              1,668,151
Finland                                              1.1%              3,806,345
Ireland                                              0.5%              1,851,150
Switzerland                                          0.1%                550,526
United States++                                     90.6%            320,877,050
--------------------------------------------------------------------------------
Total                                              100.0%         $  354,223,734

++Includes Short-Term Securities (75.5% excluding Short-Term Securities)

Forward Currency Contracts, Open at January 31, 2002

Currency Sold and                  Currency            Currency       Unrealized
Settlement Date                  Units Sold     Value in $ U.S.      Gain/(Loss)
--------------------------------------------------------------------------------
Euro 4/26/02                        980,000      $      840,469    $      29,457
Euro 5/10/02                      1,150,000             985,730           38,518
--------------------------------------------------------------------------------
Total                                            $    1,826,199    $      67,975

See Notes to Schedules of Investments.

  4  Janus Adviser Series / January 31, 2002

                                            JANUS ADVISER AGGRESSIVE GROWTH FUND

[PHOTO]
Jim Goff
portfolio manager

For the six months ended January 31, 2002, Janus Adviser Aggressive Growth Fund declined 20.65%, underperforming its benchmark, the S&P MidCap 400 Index, which fell 0.61%.(1)

The period was plagued by market volatility as businesses continued to report poor earnings and the U.S. economy remained weak. Though stocks gained sharply in November and December, making up much of the lost ground following the September 11 downturn, signs of a sustainable turnaround were yet to be seen. Thus, many of the market gains were taken back in January.

Nonetheless, there appeared to be some stabilization in certain technology areas, most notably data storage equipment, storage area networks and software. One possible catalyst was the "use it or lose it" capital spending mentality that often prevails at year-end. Likewise, a rash of software and hardware inventory depletions, most likely based on the pent-up fulfillment orders delayed after September 11, gave investors a welcomed hint of a return to normalcy.

In the Fund, we ratcheted down our technology positions throughout the second and third quarters. This was partially a defensive move and also in response to some deteriorating business fundamentals as the slowdown took its toll. We used some of that cash to pick up additional healthcare and financial issues, which tend to offer steadier performance but still enjoy attractive growth rates consistent with the Fund's objective.

The Fund suffered its share of disappointments, however, including Crown Castle, which owns and operates cellular towers and transmission networks in the U.S., U.K. and Australia. Though the telecommunications space was highly scrutinized, the company continues to meet our growth expectations.

In the outsourcing realm, we saw losses from Paychex, a national payroll and benefit processing firm. Although challenged recently by the low interest rate environment's impact on its floating rate debt, the firm remains undervalued in our view. We also added to our position in debit card processor Concord EFS, a visionary business model that holds 50% of the debit transaction market and generates significant free cash flow relative to income. The Apollo Group, which provides higher education programming to working adults through 150 campuses and learning centers in 35 states, however, bucked the trend and gained ground. As more working adults seek to further their education, we continue to have high expectations for this important holding.

A new holding for us was NVIDIA, which posted solid gains during the period. Poised to revolutionize the semiconductor industry, the company's early success with graphics chipsets includes such end users as the new Microsoft Xbox and other popular video game interests. They have nearly decimated their smaller competitors, and with the laptop market in their sights and the flexibility to respond to hardware changes, we believe NVIDIA is likely to be one of the enduring semiconductor companies of the next decade.

We also built a new position in Forest Laboratories. Forest is the "partner of choice" for many foreign drug companies looking to roll out their products in the U.S. As large-capitalization firms in this sector have come under considerable pressure from generic drugs competition and Medicaid funding issues, mid-capitalization pharmaceutical concerns like Forest provide a marketing pipeline at minimal costs. Furthermore, the company announced a 33% profit jump during its most recently reported quarter led by strong sales of its antidepressant drug, Celexais, and expected to carry on its 30-35% growth rate.

I believe that the tragedies of September 11 and the resulting government stimulus probably accelerated the prospects for an upturn in the economy. While we won't likely return to the peak margins and capital spending experienced in the recent past, we may get in the ballpark. The fact remains that the Fund still trails its benchmark, and we're being much more selective as a result. The mix is purely mid-capitalization at this juncture. Yet we're also focused on companies with earnings that reflect realistic valuations and that consistently meet or beat their quarterly estimates. While this has yet to pay off strongly, we're optimistic of a positive quarterly return in 2002.

This is my last letter to you as manager of this Fund. As of February 1, 2002, I'll assume the role of Director of Research at Janus. To focus all my attention on this position, Jonathan Coleman, a longtime member of the Janus investment team, will assume my portfolio management responsibilities. He and I will be working closely together, as we have for many years, to assure a smooth transition.

Thank you for your continued investment with Janus Adviser Aggressive Growth
Fund.

Portfolio Asset Mix
(% of Net Assets)                          January 31, 2002        July 31, 2001
--------------------------------------------------------------------------------
Equities                                              74.4%                95.9%
Top 10 Equities                                       25.9%                34.1%
Number of Stocks                                         68                   67
Cash and Cash Equivalents                             25.6%                 4.1%
--------------------------------------------------------------------------------

(1)  All returns include reinvested dividends and distributions.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

                                    Janus Adviser Series / January 31, 2002  5

AVERAGE ANNUAL TOTAL RETURN
For the Periods Ended January 31, 2002 (unaudited)
--------------------------------------------------------------------------------
  1 Year                                                                (47.62)%
  5 Year                                                                   5.23%
  From Inception Date of Predecessor Fund 9/13/93                         10.50%
--------------------------------------------------------------------------------
S&P MidCap 400 Index
  1 Year                                                                 (3.30)%
  5 Year                                                                  15.14%
  From Inception Date of Predecessor Fund 9/13/93                         15.35%
--------------------------------------------------------------------------------
In recent years returns have sustained significant gains and losses due to market volatility in the technology sector.

Aggressive funds may be subject to greater price volatility.

Due to recent market volatility, the Fund may have an increased position in cash for temporary defensive purposes.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 877-335-2687 or visit janus.com for more current performance information.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains.

Standard & Poor's is a corporation that rates stocks and corporate and municipal bonds according to risk profiles. The S&P MidCap 400 Index is an index of 400 US corporations of medium capitalization. The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

The Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of a portfolio of Janus Aspen Series into the Fund. Returns of the reorganized Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization. (The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of a different class of Janus Aspen Series, restated to reflect the fees and expenses of the Retirement Shares on May 1, 1997, ignoring any fee and expense limitations.)

Janus Capital Corporation, the Fund's adviser, has contractually agreed to waive a portion of the Fund's expenses. Without such waivers, the Fund's total return would have been lower.

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 74.4%
Advertising Agencies - 0%
       1,735    Interpublic Group ...........................     $       50,089

Advertising Sales - 1.8%
     149,627    Lamar Advertising Co.* ......................          5,426,971

Airlines - 1.3%
     214,980    Southwest Airlines Co. ......................          4,071,721

Cable Television - 1.9%
     373,660    Charter Communications, Inc. - Class A* .....          4,603,491
      41,880    USA Networks, Inc.* .........................          1,197,349

                                                                       5,800,840

Commercial Banks - 1.1%
      61,635    National Commerce Financial Corp. ...........          1,563,064
      50,360    North Fork Bancorporation, Inc. .............          1,676,988

                                                                       3,240,052

Commercial Services - Financial - 6.0%
      33,415    Certegy, Inc.* ..............................          1,159,166
     255,180    Concord EFS, Inc.* ..........................          7,438,497
      63,025    Moody's Corp. ...............................          2,364,698
     189,072    Paychex, Inc. ...............................          6,938,942

                                                                      17,901,303

Computer Services - 0.6%
      18,745    Affiliated Computer Services, Inc.* .........          1,792,959

Containers - Metal and Glass - 0.2%
       6,495    Ball Corp. ..................................            511,157

Distribution and Wholesale - 0.3%
       4,265    Fastenal Co. ................................            285,371
      12,525    W.W. Grainger, Inc. .........................            680,108

                                                                         965,479

Diversified Operations - 1.6%
     245,145    Cendant Corp.* ..............................     $    4,285,135
       4,195    SPX Corp. ...................................            478,901

                                                                       4,764,036

Drug Delivery Systems - 1.8%
      94,153    Andrx Group, Inc.* ..........................          5,530,547

E-Commerce - Services - 4.0%
     134,840    eBay, Inc.* .................................          7,958,257
      96,362    TMP Worldwide, Inc.* ........................          4,102,130

                                                                      12,060,387

Electronic Components - Semiconductors - 5.3%
     268,921    Cree, Inc.* .................................          5,147,148
      41,785    National Semiconductor Corp.* ...............          1,178,755
     145,900    NVIDIA Corp.* ...............................          9,591,466

                                                                      15,917,369

Electronic Design Automation - 0.6%
      74,960    Cadence Design Systems, Inc.* ...............          1,776,552

Entertainment Software - 1.9%
     107,945    Electronic Arts, Inc.* ......................          5,728,641

Fiduciary Banks - 1.3%
      68,615    Northern Trust Corp. ........................          4,006,430

Financial Guarantee Insurance - 1.3%
      57,755    MGIC Investment Corp. .......................          3,869,585

Hotels and Motels - 0.5%
      40,900    Starwood Hotels and Resorts Worldwide, Inc. .          1,400,825

Human Resources - 0.4%
      47,600    Robert Half International, Inc.* ............          1,248,072

Identification Systems and Devices - 0.4%
      82,290    Symbol Technologies, Inc. ...................          1,275,495

See Notes to Schedules of Investments.

  6  Janus Adviser Series / January 31, 2002

                                            JANUS ADVISER AGGRESSIVE GROWTH FUND

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Internet Brokers - 1.2%
     123,115    Charles Schwab Corp. ........................     $    1,769,163
     196,070    E*TRADE Group, Inc.* ........................          1,758,748

                                                                       3,527,911

Internet Infrastructure Software - 0.2%
      20,105    Retek, Inc.* ................................            485,536

Life and Health Insurance - 1.3%
     146,340    AFLAC, Inc. .................................          3,822,401

Medical - Biomedical and Genetic - 4.3%
     157,980    Enzon, Inc.* ................................          8,322,386
     168,027    Human Genome Sciences, Inc.* ................          4,726,599

                                                                      13,048,985

Medical - Drugs - 3.7%
      41,795    Forest Laboratories, Inc.* ..................          3,464,806
     102,900    King Pharmaceuticals, Inc.* .................          3,745,560
      79,153    Sepracor, Inc.* .............................          3,906,992

                                                                      11,117,358

Medical - Hospitals - 1.8%
      84,075    Community Health Care Corp.* ................          1,974,922
     182,150    Health Management Associates, Inc.
                   - Class A* ...............................          3,539,175

                                                                       5,514,097

Medical Instruments - 3.2%
     108,780    Apogent Technologies, Inc.* .................          2,728,202
       1,615    Biomet, Inc. ................................             52,148
      86,570    St. Jude Medical, Inc.* .....................          6,865,001

                                                                       9,645,351

Medical Labs and Testing Services - 3.5%
      73,865    Laboratory Corporation of
                   America Holdings* ........................          6,012,611
      63,545    Quest Diagnostics, Inc.* ....................          4,403,033

                                                                      10,415,644

Medical Products - 1.7%
      85,125    Stryker Corp. ...............................          5,000,243

Oil Companies - Exploration and Production - 1.0%
      91,355    EOG Resources, Inc. .........................          3,105,156

Pipelines - 2.6%
     153,590    Kinder Morgan, Inc. .........................          7,940,603

Property and Casualty Insurance - 1.4%
      23,860    W. R. Berkley Corp. .........................          1,202,544
      32,720    XL Capital, Ltd. - Class A ..................          2,883,286

                                                                       4,085,830

Radio - 1.7%
      64,449    Cox Radio, Inc. - Class A* ..................          1,437,213
      36,059    Entercom Communications Corp.* ..............          1,725,423
      69,383    Hispanic Broadcasting Corp.* ................          1,633,276
       9,640    Westwood One, Inc.* .........................            297,876

                                                                       5,093,788

Reinsurance - 3.3%
       2,620    Berkshire Hathaway, Inc. - Class B* .........          6,426,860
      25,495    Everest Re Group, Ltd. ......................          1,751,506
      18,855    RenaissanceRe Holdings, Ltd. ................          1,833,649

                                                                      10,012,015

Satellite Telecommunications - 1.4%
     157,350    EchoStar Communications Corp.* ..............          4,295,655

Schools - 3.0%
     191,145    Apollo Group, Inc. - Class A* ...............     $    8,916,914

Semiconductor Components/Integrated Circuits - 2.5%
     246,510    Integrated Device Technology, Inc.* .........          7,530,881

Semiconductor Equipment - 0.9%
      31,990    KLA-Tencor Corp.* ...........................          1,832,387
      20,660    Novellus Systems, Inc.* .....................            882,389

                                                                       2,714,776

Telecommunication Equipment - Fiber Optics - 0.4%
      93,395    CIENA Corp.* ................................          1,186,117

Telecommunication Services - 0.6%
      47,055    Amdocs, Ltd.* ...............................          1,705,744

Therapeutics - 0.5%
      59,163    Abgenix, Inc.* ..............................          1,409,854

Transportation - Services - 0.2%
       9,280    Expeditors International of Washington, Inc.             562,090

Wireless Equipment - 1.7%
     706,974    Crown Castle International Corp.* ...........          5,139,701
--------------------------------------------------------------------------------
Total Common Stock (cost $221,497,479) ......................        223,615,160
--------------------------------------------------------------------------------
Repurchase Agreement - 20.5%
$ 61,400,000    ABN AMRO Bank N.V., 1.92%
                   dated 1/31/02, maturing 2/1/02
                   to be repurchased at $61,403,275
                   collateralized by $45,878,669
                   in U.S. Government Agencies
                   0%-7.50%, 10/10/02-11/25/31
                   $55,513,686 in Collateralized
                   Mortgage Obligations, 2.01%-8.25%
                   10/25/22-12/25/40, AAA; with
                   respective values of $26,157,531
                   and $36,470,469
                   (cost $61,400,000) .......................         61,400,000
--------------------------------------------------------------------------------
U.S. Government Agency - 3.3%
                Fannie Mae
  10,000,000       1.92%, 4/18/02 (cost $9,959,467) .........          9,962,500
--------------------------------------------------------------------------------
Total Investments (total cost $292,856,946) - 98.2% .........        294,977,660
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 1.8%          5,451,806
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................     $  300,429,466
--------------------------------------------------------------------------------

Summary of Investments by Country, January 31, 2002

Country                        % of Investment Securities           Market Value
--------------------------------------------------------------------------------
Bermuda                                              2.2%         $    6,468,441
United Kingdom                                       0.6%              1,705,744
United States++                                     97.2%            286,803,475
--------------------------------------------------------------------------------
Total                                              100.0%         $  294,977,660

++Includes Short-Term Securities (73.0% excluding Short-Term Securities)

See Notes to Schedules of Investments.

                                    Janus Adviser Series / January 31, 2002  7

JANUS ADVISER CAPITAL APPRECIATION FUND

[PHOTO]
Scott Schoelzel
portfolio manager

Janus Adviser Capital Appreciation Fund fell 7.91%, slightly lagging its benchmark, the S&P 500 Index's decline of 6.01% for the six-month period ended January 31, 2002.(1)

Despite having 11 Federal Reserve interest rate cuts under its belt in 2001, the U.S. economy failed to gain substantial traction. Throughout the summer and early fall, practically every company leader we met with expressed concern that things were getting worse. In anticipation of a long, drawn-out recession, the Fund donned a more conservative hat, and we built a tremendously large cash position ranging from 40% to 50% by September 11. Although deeply shaken by the terrorist attack, we put nearly $1 billion to work in the first six weeks immediately following it, which reduced our cash position substantially.

Confirming the gloomy outlook, the National Economic Research Board announced in November that the U.S. had indeed entered a recession as early as March. The news, however, came amidst a robust market rally that surprised me and many others and pushed up equities back to pre-September 11 levels. Also curious was the rally's scope, as aggressive stocks benefited while the more conservative "tried and true" issues traded flat. Remaining cautious that the rally may be short-lived, we retained a considerable cash position of about 20% by the end of the fourth quarter. This proved beneficial as the markets pulled back in January, though some economic data suggested that a recovery may not be far off, including the Federal Reserve's decision to leave interest rates unchanged for the first time in 12 months.

As our checkpoints began to detect an increase in business spending by select industries at year end, I took a little more aggressive approach. Thus, we added to our positions in Microsoft and Nokia. Microsoft's legal challenges, while not over, had little impact on its commanding market share reinforced by recent launches of the XP operating system and tremendously successful Xbox gaming platform. Rebounding from several bad quarters, Nokia is an excellent example of how long-term fundamentals can shine through the near-term macro environment. During previous bouts of investor bias against the telecom space, Nokia executed a flawless business model that steadily netted it nearly 35% of the handset market.

In the financial realm, we added significantly to our holdings in Citigroup, as the stock, in our view, was trading at some of the best valuations in nearly four years. Furthermore, the company continued to demonstrate a solid balance sheet with an aggressive stock repurchase effort even in light of the global slowdown. We also bought more shares of premier investment banker Goldman Sachs and leading retail broker Merrill Lynch.

Although we were disappointed by Exxon Mobil, we added to what we believe to be an undervalued position on the downturn. We feel the company was merely caught in the near-term collateral damage from the Enron meltdown and an unusually mild winter's drag on fuel prices.

In the pharmaceutical space, we added significantly to our position in Pfizer as the drug maker eked out a gain for the period. We believe their new product pipeline is about to burst, and growth expectations have been set at around 20% for the next few years.

Looking ahead, there is a tremendous amount of liquidity and stimulus in the market right now. Even small jumps can make the average gains seem deceiving and skewed in the near term. With cash in hand, I've had more than ample opportunity to put money to work but I don't feel compelled to invest until I'm convinced the market upswings can become a stronger part of a sustainable economic recovery. That said, I'm being patient and investing in fundamentals that are consistent with those that run through every one of our existing holdings. Among these are firms that are number one in their industry, largely cash-generative and perhaps buying back their stock. Of course, they can also boast of solid and visionary management teams. Plus, we are being more judicious about maintaining new positions. In short, we're trying to manage the Fund's money the way that we think our shareholders would manage their own.

Thank you for your continued investment in Janus Adviser Capital Appreciation Fund.

Portfolio Asset Mix
(% of Net Assets)                          January 31, 2002        July 31, 2001
--------------------------------------------------------------------------------
Equities                                              73.9%                69.4%
  Foreign                                              8.4%                 9.5%
  Europe                                               5.4%                 4.2%
Top 10 Equities                                       40.8%                34.3%
Number of Stocks                                         29                   31
Cash and Cash Equivalents                             26.1%                30.6%
--------------------------------------------------------------------------------

(1)  All returns include reinvested dividends and distributions.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

  8  Janus Adviser Series / January 31, 2002

AVERAGE ANNUAL TOTAL RETURN
For the Periods Ended January 31, 2002 (unaudited)
--------------------------------------------------------------------------------
  1 Year                                                                (24.61)%
  From Inception Date of Predecessor Fund 5/1/97                          16.93%
--------------------------------------------------------------------------------
S&P 500 Index
  1 Year                                                                (16.14)%
  From Inception Date of Predecessor Fund 5/1/97                           9.00%
--------------------------------------------------------------------------------
Concentration may lead to greater price volatility.

Due to recent market volatility, the Fund may have an increased position in cash for temporary defensive purposes.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 877-335-2687 or visit janus.com for more current performance information.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains.

Standard & Poor's is a corporation that rates stocks and corporate and municipal bonds according to risk profiles. The S&P 500 is an index of 500 major, large-cap US corporations. The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

The Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of a portfolio of Janus Aspen Series into the Fund. Returns of the reorganized Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization.

Janus Capital Corporation, the Fund's adviser, has contractually agreed to waive a portion of the Fund's expenses. Without such waivers, the Fund's total return would have been lower.

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 73.9%
Aerospace and Defense - 3.7%
     248,635    General Dynamics Corp. ......................     $   22,267,751

Applications Software - 2.9%
     195,435    Microsoft Corp.* ............................         12,451,164
     145,415    Siebel Systems, Inc.* .......................          5,146,237

                                                                      17,597,401

Diversified Financial Services - 4.5%
     573,756    Citigroup, Inc. .............................         27,196,034

Diversified Operations - 4.4%
     422,947    General Electric Co. ........................         15,712,481
      97,690    Minnesota Mining and Manufacturing Co. ......         10,824,052

                                                                      26,536,533

Electronic Components-Miscellaneous - 3.0%
     824,043    Flextronics International, Ltd.* ............         18,293,755

Entertainment Software - 1.4%
     162,160    Electronic Arts, Inc.* ......................          8,605,831

Finance - Investment Bankers/Brokers - 7.6%
     319,465    Goldman Sachs Group, Inc. ...................         27,787,066
     178,885    J.P. Morgan Chase & Co. .....................          6,091,034
     242,961    Merrill Lynch & Company, Inc. ...............         12,386,152

                                                                      46,264,252

Medical - Drugs - 4.4%
     386,705    AstraZeneca Group PLC (ADR) .................         18,171,268
     209,588    Pfizer, Inc. ................................          8,733,532

                                                                      26,904,800

Medical - HMO - 6.1%
     158,560    Oxford Health Plans, Inc.* ..................          5,863,549
     420,585    UnitedHealth Group, Inc. ....................         31,270,494

                                                                      37,134,043

Medical Instruments - 4.6%
     565,685    Medtronic, Inc. .............................     $   27,871,300

Multimedia - 4.2%
     822,987    AOL Time Warner, Inc.* ......................         21,652,788
     191,765    Walt Disney Co. .............................          4,038,571

                                                                      25,691,359

Oil - Field Services - 0.3%
      59,440    BJ Services Co.* ............................          1,842,640

Oil Companies - Exploration and Production - 2.5%
     305,785    Anadarko Petroleum Corp. ....................         15,023,217

Oil Companies - Integrated - 3.0%
     464,730    Exxon Mobil Corp. ...........................         18,147,707

Retail - Building Products - 2.8%
     341,197    Home Depot, Inc. ............................         17,090,558

Retail - Regional Department Stores - 1.0%
      94,690    Kohl's Corp.* ...............................          6,277,000

Satellite Telecommunications - 1.4%
     300,627    EchoStar Communications Corp.* ..............          8,207,117

Super-Regional Banks - 8.6%
     400,535    Bank of America Corp. .......................         25,245,721
     581,790    Wells Fargo & Co. ...........................         26,989,238

                                                                      52,234,959

Telecommunication Equipment - 4.4%
     616,978    Nokia Oyj (ADR) .............................         14,468,134
     269,880    QUALCOMM, Inc.* .............................         11,909,804

                                                                      26,377,938

Transportation - Services - 3.1%
     323,550    United Parcel Service, Inc. - Class B .......         18,597,654
--------------------------------------------------------------------------------
Total Common Stock (cost $455,450,897) ......................        448,161,849
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

                                    Janus Adviser Series / January 31, 2002  9

JANUS ADVISER CAPITAL APPRECIATION FUND

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Repurchase Agreement - 16.5%
$100,200,000    ABN AMRO Bank N.V., 1.92%
                   dated 1/31/02, maturing 2/1/02
                   to be repurchased at $100,205,344
                   collateralized by $74,870,402
                   in U.S. Government Agencies
                   0%-7.50%, 10/10/02-11/25/31
                   $90,593,995 in Collateralized
                   Mortgage Obligations, 2.01%-8.25%
                   10/25/22-12/25/40, AAA; with
                   respective values of $42,687,046
                   and $59,516,954
                   (cost $100,200,000) ......................     $  100,200,000
--------------------------------------------------------------------------------
Short-Term Corporate Note - 4.1%
                Deutsche Bank A.G.
  25,000,000       1.74%, 4/9/02
                   (cost $24,919,042) .......................         24,917,000
--------------------------------------------------------------------------------
U.S. Government Agencies - 5.3%
                Fannie Mae
  25,000,000       3.275%, 4/17/02 ..........................         24,906,250
                Federal Home Loan Bank System
   7,000,000       1.95%, 5/1/02 ............................          6,973,750
--------------------------------------------------------------------------------
Total U.S. Government Agencies (cost $31,795,681) ...........         31,880,000
--------------------------------------------------------------------------------
Total Investments (total cost $612,365,620) - 99.8% .........        605,158,849
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 0.2%          1,302,446
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................     $  606,461,295
--------------------------------------------------------------------------------

Summary of Investments by Country, January 31, 2002

Country                        % of Investment Securities           Market Value
--------------------------------------------------------------------------------
Finland                                              2.4%         $   14,468,134
Singapore                                            3.0%             18,293,755
United Kingdom                                       3.0%             18,171,268
United States++                                     91.6%            554,225,692
--------------------------------------------------------------------------------
Total                                              100.0%         $  605,158,849

++Includes Short-Term Securities (65.6% excluding Short-Term Securities)

See Notes to Schedules of Investments.

  10  Janus Adviser Series / January 31, 2002

                                                  JANUS ADVISER CORE EQUITY FUND

[PHOTO]
Karen Reidy
portfolio manager

Janus Adviser Core Equity Fund* declined 6.05% during the six months ended January 31, 2002, narrowly underperforming its benchmark, the Standard & Poor's 500 Index, which lost 6.01%.(1)

In what was obviously a difficult period, the U.S. economy continued to slow substantially. Although the events of September 11 hastened the slide, we had already begun to see broad-based declines in corporate profits and a lack of economic growth, and an economic recession had been declared.

The major market indices experienced a freefall immediately following the terrorist attacks. However, a rebound quickly occurred, and the Federal Reserve's aggressive rate-cutting campaign, which lowered the overnight borrowing rate to a 40-year low of 1.75%, helped spark talk of a 2002 recovery. Such sentiment, along with optimism stemming from historically small inventories and a resilient housing market, pushed the markets well off their lows in the second half of the period.

As uncertain economic conditions have affected many companies' ability to project future earnings growth, market volatility has distorted many stock prices as well. Within this environment, we remain focused on quality companies led by management teams with the proven ability to execute on business plans and deliver returns even in difficult times.

Among the Fund's steady performers was longtime holding Anheuser-Busch. The world's largest brewer consistently met or exceeded expectations during 2001, even while consumer spending cooled. Supported by exceptional brand management and an effective long-range growth and acquisition strategy, the company has built a 48% market share - more than double that of its two largest competitors combined. Just as important, Anheuser-Busch has gradually boosted prices in a marketplace in which pricing power has been rare.

Tenet Healthcare continued to produce strong results for us. Since the early 1990s, the corporation has focused its efforts on acquiring unprofitable hospitals at reasonable prices in geographic proximity to one another. Contributing to the success of this acquisition strategy is the fact that Tenet purchases facilities in areas populated by affluent retirees and then transforms them into hospitals offering specialized care in, for instance, cardiology or orthopedics. This allows Tenet to better leverage costs, resulting in improved margins and accelerating free cash flow growth. Furthermore, we believe that above-average growth in admissions and a healthy pricing environment could provide further support for Tenet's stock going forward.

On the downside, AT&T Wireless Services has been a poor performer, despite its execution on earnings, cost reduction, churn and subscriber growth. The stock was pressured by the liquidation of a large stake held by former parent AT&T. Also negatively affecting its performance was the continuing saga surrounding the rights for a highly desirable slice of the wireless spectrum previously controlled by now-bankrupt NextWave Telecom. This bandwidth offers the capacity to roll out new functionality, but its ownership is currently mired in a controversy involving Congress. The lack of a resolution, meanwhile, has cast a pall over the sector. Nevertheless, AT&T Wireless' solid fundamentals - as well as the fact that our analyses suggest the company will be cash-flow positive in 2003 - has convinced us to hold on to the stock.

Delphi Automotive Systems also lagged, hit by cutbacks in automotive production plans and reduced expectations for 2002. Even so, its cost-cutting measures appear to be working. Delphi is projecting an increase in net income for 2002 despite a drop in revenue, and reduced automobile inventories indicate production levels could rebound soon. Optimistic about these developments, we see considerable upside potential in the stock, so we decided to absorb its lackluster returns during the period and maintain our position.

Elsewhere, the Fund remains heavily weighted in the manufacturing and industrial sectors, where shrinking inventory levels and 16 consecutive months of contraction point to a recovery in the near term. Conversely, trading levels in the technology, retail and consumer products areas may have gotten ahead of themselves with the fourth-quarter rally. As we see it, a company's fundamentals must support its valuations before we invest. In the end, we would rather miss a little upside than face a large loss because a company was unable to live up to unrealistic expectations.

Thank you for investing in Janus Adviser Core Equity Fund.

Portfolio Asset Mix
(% of Net Assets)                          January 31, 2002        July 31, 2001
--------------------------------------------------------------------------------
Equities                                              88.0%                81.4%
  Foreign                                              6.8%                 4.5%
Top 10 Equities                                       26.4%                27.1%
Number of Stocks                                         71                   63
Cash, Cash Equivalents
  and Fixed Income Securities                         12.0%                18.6%
--------------------------------------------------------------------------------

(1)  All returns include reinvested dividends and distributions.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

*Formerly Janus Adviser Equity Income Fund. The Fund's name, investment objective, and certain investment policies changed on 9/30/01.

                                   Janus Adviser Series / January 31, 2002  11

AVERAGE ANNUAL TOTAL RETURN
For the Periods Ended January 31, 2002 (unaudited)
--------------------------------------------------------------------------------
  1 Year                                                                (15.80)%
  From Inception Date of Predecessor Fund 5/1/97                          17.53%
--------------------------------------------------------------------------------
S&P 500 Index
  1 Year                                                                (16.14)%
  From Inception Date of Predecessor Fund 5/1/97                           9.00%
--------------------------------------------------------------------------------
Due to recent market volatility, the Fund may have an increased position in cash for temporary defensive purposes.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 877-335-2687 or visit janus.com for more current performance information.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains.

Standard and Poor's is a corporation that rates stocks and corporate and municipal bonds according to risk profiles. The S&P 500 is an index of 500 major, large-cap US corporations. The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

The Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of a portfolio of Janus Aspen Series into the Fund. Returns of the reorganized Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization.

Janus Capital Corporation, the Fund's adviser, has contractually agreed to waive a portion of the Fund's expenses. Without such waivers, the Fund's total return would have been lower.

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 85.7%
Advertising Sales - 0.9%
       3,270    Lamar Advertising Co.* ......................     $      118,603

Agricultural Operations - 1.5%
       5,805    Monsanto Co. ................................            193,306

Applications Software - 1.8%
       3,580    Microsoft Corp.* ............................            228,082

Automotive - Cars and Light Trucks - 1.8%
       3,627    BMW A.G. ....................................            132,398
       1,885    General Motors Corp. ........................             96,399

                                                                         228,797

Automotive - Truck Parts and Equipment - 1.3%
      11,505    Delphi Automotive Systems Corp. .............            164,406

Beverages - Non-Alcoholic - 1.9%
       3,200    Coca-Cola Co. ...............................            140,000
       2,085    PepsiCo, Inc. ...............................            104,438

                                                                         244,438

Beverages - Wine and Spirits - 1.3%
      14,306    Diageo PLC ..................................            166,603

Brewery - 2.2%
       6,111    Anheuser-Busch Companies, Inc. ..............            288,867

Cable Television - 0.4%
       1,536    Comcast Corp. - Special Class A* ............             54,574

Cellular Telecommunications - 1.8%
      19,622    AT&T Wireless Services, Inc.* ...............            225,653

Chemicals - Diversified - 0.9%
       2,480    E.I. du Pont de Nemours and Co. .............            109,542

Computers - 2.3%
       4,955    Apple Computer, Inc.* .......................            122,488
       1,655    IBM Corp. ...................................            178,558

                                                                         301,046

Computers - Peripheral Equipment - 1.1%
       2,505    Lexmark International Group, Inc. - Class A*             139,153

Computer Services - 1.4%
       2,760    Electronic Data Systems Corp. ...............            172,804
         715    Perot Systems Corp.* ........................             12,513

                                                                         185,317

Consulting Services - 0.5%
       2,535    Accenture, Ltd.* ............................     $       65,352

Cosmetics and Toiletries - 1.8%
       2,860    Procter & Gamble Co. ........................            233,605

Data Processing and Management - 2.2%
       5,197    Automatic Data Processing, Inc. .............            280,638

Diversified Financial Services - 4.2%
      11,271    Citigroup, Inc. .............................            534,245

Diversified Operations - 9.5%
       5,300    Bombardier, Inc. - Class B ..................             48,995
       7,084    General Electric Co. ........................            263,171
      10,095    Honeywell International, Inc. ...............            339,293
       1,415    Illinois Tool Works, Inc. ...................            101,003
       4,185    Minnesota Mining and Manufacturing Co. ......            463,698

                                                                       1,216,160

Electronic Design Automation - 1.6%
       8,368    Cadence Design Systems, Inc.* ...............            198,322

Engineering - Research and Development - 0.9%
       3,625    Fluor Corp. .................................            116,181

Enterprise Software/Service - 1.8%
      12,950    Oracle Corp.* ...............................            223,517

Finance - Credit Card - 0.8%
       3,000    American Express Co. ........................            107,550

Finance - Investment Bankers/Brokers - 1.3%
       5,025    J.P. Morgan Chase & Co. .....................            171,101

Food - Meat Products - 0.4%
       4,325    Tyson Foods, Inc. - Class A .................             54,581

Hotels and Motels - 2.8%
         460    Fairmont Hotels and Resorts, Inc. ...........             10,920
       3,000    Four Seasons Hotels, Inc. ...................            131,970
       6,180    Starwood Hotels and Resorts Worldwide, Inc. .            211,665

                                                                         354,555

Insurance Brokers - 2.9%
       1,845    Aon Corp. ...................................             61,438
       3,110    Marsh & McLennan Companies, Inc. ............            316,753

                                                                         378,191

See Notes to Schedules of Investments.

  12  Janus Adviser Series / January 31, 2002

                                                  JANUS ADVISER CORE EQUITY FUND

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Life and Health Insurance - 4.0%
       8,630    AFLAC, Inc. .................................     $      225,416
       1,650    CIGNA Corp. .................................            151,800
       4,660    UnumProvident Corp. .........................            131,878

                                                                         509,094

Medical - Drugs - 4.9%
       5,815    American Home Products Corp. ................            375,998
       1,230    Eli Lilly and Co. ...........................             92,373
       3,855    Pfizer, Inc. ................................            160,638

                                                                         629,009

Medical - Hospitals - 2.2%
       4,410    Tenet Healthcare Corp.* .....................            281,314

Multi-Line Insurance - 1.7%
       2,905    American International Group, Inc. ..........            215,406

Multimedia - 5.4%
       5,060    Entravision Communications Corp.* ...........             55,913
       2,550    Gannett Company, Inc. .......................            171,997
       6,128    Viacom, Inc. - Class B* .....................            245,059
      10,395    Walt Disney Co. .............................            218,919

                                                                         691,888

Oil Companies - Exploration and Production - 1.1%
       4,150    Burlington Resources, Inc. ..................            142,096

Oil Companies - Integrated - 1.7%
       5,710    Exxon Mobil Corp. ...........................            222,975

Property and Casualty Insurance - 2.0%
       2,955    ACE, Ltd. ...................................            114,802
       1,625    XL Capital, Ltd. - Class A ..................            143,195

                                                                         257,997

Radio - 0.5%
       7,635    Spanish Broadcasting System, Inc. - Class A*              66,806

Reinsurance - 1.7%
          90    Berkshire Hathaway, Inc. - Class B* .........            220,770

Retail - Discount - 2.1%
       3,330    Target Corp. ................................            147,885
       2,019    Wal-Mart Stores, Inc. .......................            121,100

                                                                         268,985

Semiconductor Components/Integrated Circuits - 2.5%
       4,305    Cirrus Logic, Inc.* .........................             81,278
       2,347    Linear Technology Corp. .....................             97,095
       2,619    Maxim Integrated Products, Inc.* ............            145,328

                                                                         323,701

Super-Regional Banks - 1.6%
       1,485    Bank of America Corp. .......................             93,600
       5,499    U.S. Bancorp ................................            114,489

                                                                         208,089

Telecommunication Equipment - Fiber Optics - 0.5%
       5,290    CIENA Corp.* ................................             67,183

Toys - 1.3%
       9,005    Mattel, Inc. ................................            171,095

Transportation - Services - 1.2%
       2,875    FedEx Corp.* ................................            153,956
--------------------------------------------------------------------------------
Total Common Stock (cost $10,793,079) .......................         11,012,749
--------------------------------------------------------------------------------
Corporate Bonds - 0.7%
Brewery - 0%
$      5,000    Anheuser-Busch Companies, Inc., 6.00%
                   senior notes, due 4/15/11 ................              5,069

Broadcast Services and Programming - 0.4%
$     49,000    Clear Channel Communications, Inc., 2.625%
                   convertible senior notes, due 4/1/03 .....     $       49,184

Cellular Telecommunications - 0.1%
       5,000    VoiceStream Wireless Corp., 10.375%
                   senior notes, due 11/15/09 ...............              5,700

Chemicals - Diversified - 0.2%
      28,000    Lyondell Chemical Co., 9.625%
                   secured notes, due 5/1/07 ................             28,000
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $88,813) ........................             87,953
--------------------------------------------------------------------------------
Preferred Stock - 2.3%
Automotive - Cars and Light Trucks - 1.7%
       3,075    Ford Motor Company Capital Trust II
                   convertible, 6.50% .......................            164,666
         155    Porsche A.G. ................................             62,719

                                                                         227,385

Cable Television - 0.1%
         145    Cox Communications, Inc.
                   convertible, 7.00% .......................              7,322

Electric - Integrated - 0.3%
         933    Reliant Energy, Inc., convertible, 2.00%
                   (AOL Time Warner, Inc.) ..................             40,236

Publishing - Newspapers - 0.2%
         279    Tribune Co., convertible, 2.00% .............             21,427
--------------------------------------------------------------------------------
Total Preferred Stock (cost $311,795) .......................            296,370
--------------------------------------------------------------------------------
U.S. Government Obligations - 0.3%
                Fannie Mae:
$      5,000       4.75%, due 11/14/03 ......................              5,132
       5,000       5.625%, due 5/14/04 ......................              5,219
       5,000       5.00%, due 1/15/07 .......................              5,025
      25,000       5.375%, due 11/15/11 .....................             24,469
--------------------------------------------------------------------------------
Total U.S. Government Obligations (cost $39,961) ............             39,845
--------------------------------------------------------------------------------
Repurchase Agreement - 7.8%
   1,000,000    ABN AMRO Bank N.V., 1.92%
                   dated 1/31/02, maturing 2/1/02
                   to be repurchased at $1,000,053
                   collateralized by $747,210
                   in U.S. Government Agencies
                   0%-7.50%, 10/10/02-11/25/31
                   $904,132 in Collateralized
                   Mortgage Obligations, 2.01%-8.25%
                   10/25/22-12/25/40, AAA; with
                   respective values of $426,018
                   and $593,982 (cost $1,000,000) ...........          1,000,000
--------------------------------------------------------------------------------
Total Investments (total cost $12,233,648) - 96.8% ..........         12,436,917
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 3.2%            406,184
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................     $   12,843,101
--------------------------------------------------------------------------------

Summary of Investments by Country, January 31, 2002

Country                        % of Investment Securities           Market Value
--------------------------------------------------------------------------------
Bermuda                                              2.6%         $      323,349
Canada                                               1.5%                191,885
Germany                                              1.6%                195,117
United Kingdom                                       1.3%                166,603
United States++                                     93.0%             11,559,963
--------------------------------------------------------------------------------
Total                                              100.0%         $   12,436,917

++Includes Short-Term Securities (84.9% excluding Short-Term Securities)

See Notes to Schedules of Investments.

                                   Janus Adviser Series / January 31, 2002  13

JANUS ADVISER BALANCED FUND

[PHOTO]
Karen L. Reidy
portfolio manager

For the six months ended January 31, 2002, Janus Adviser Balanced Fund declined 2.01%. By comparison, the Standard & Poor's 500 Index, the benchmark for the equity portion of the Fund, lost 6.01% and the Lehman Brothers Government/ Credit Index, the Fund's fixed-income benchmark, gained 3.03%.(1)

Amid optimism for an economic recovery in 2002, the major stock indices rallied through the final months of 2001 and erased the losses posted immediately following the September 11 terrorist attacks. Helping embolden the markets was the Federal Reserve, which cut rates an additional five times during the period to trim the key overnight lending rate to 1.75%, a 40-year low.

With the Fed near the end of its aggressive rate-cutting campaign, we moved to slightly shorten the duration of our bond holdings. By investing in a healthy balance of investment-grade securities, Treasuries and mortgage-related government agency debt, we are buffering the Fund from significant credit risk while watching for signals the bond market sends about inflation.

As for our approach to equities, we insist on well-managed, quality companies that generate improving returns even in difficult times. One such holding is Minnesota Mining & Manufacturing (3M), an industrial conglomerate run by CEO Jim McNerney, a Jack Welch protege from General Electric. McNerney took the helm on January 1, 2001, bringing a fresh perspective to an organization historically known for its entrenched, bureaucratic culture. While effectively implementing workforce and management changes in a way that has not alienated employees - I liken it to turning on an iron instead of flipping on a light switch - he has also streamlined the company's cost structure. Although its stock gained only slightly for the period, 3M is a company that we believe will be in an even stronger position when the economy recovers.

Standouts during the period included the world's largest brewer, Anheuser-Busch. One of our longtime holdings, the company regularly tops performance expectations while maintaining a commanding 48% market share. As the economy slowed in 2001 and pricing power became scarce, Anheuser-Busch was able to gradually introduce price increases on its leading brands. The move has resulted in revenue and profit growth and continues to support its effective long-range growth and acquisition strategy.

Hindering the Fund's performance was financial services giant Citigroup. The recession hurt its corporate finance business, and the World Trade Center disaster generated a $500 million loss for its insurance unit. Consequently, the stock experienced some selling pressure. Even so, the company generates more than $1.5 billion in cash flow on a monthly basis and continues to get stronger as it diversifies its revenue stream away from volatile investment banking revenues and into consistent, predictable businesses. Through acquisitions such as Mexico's Grupo Financiero Banamex-Accival, it is also expanding its global presence and gaining access to higher-growth markets without risking overexposure to any one country or region.

Exxon Mobil also disappointed as it fell in lockstep with oil prices. The company has not missed its earning targets or guided down revenue expectations, but, the fact is, the stock trades very closely with the price of oil. Still, given its strong balance sheet, minimal debt and impressive cash flow, we remain steadfast in our belief in Exxon's future growth prospects.

Looking ahead, I believe many issues need to be resolved before the economy regains the solid footing necessary for a recovery. Lethargic demand, soft earnings and weak earnings outlooks continued to afflict corporate America through the end of our reporting period. Meanwhile, the rising toll of unemployment endangered resilient consumer confidence levels. Although manufacturing, where inventories neared historic lows, and housing, where cheap mortgage rates continued to entice consumers, offered encouraging bright spots, corporate profits remain a critical factor in any recovery, as they will likely determine how quickly a bounce in capital spending occurs.

All that said, we will maintain our focus on researching companies from the bottom up, selecting those whose returns are rising, cash flow is growing and asset prices - whether stocks or bonds - are attractive.

Thank you for investing in Janus Adviser Balanced Fund.

Portfolio Asset Mix
(% of Net Assets)                          January 31, 2002        July 31, 2001
--------------------------------------------------------------------------------
Equities                                              46.5%                44.0%
Top 10 Equities                                       16.1%                16.0%
Number of Stocks                                         70                   67
Fixed-Income Securities
  U.S. Government Obligations                         22.6%                20.5%
  Corporate Bonds/Warrants
    Investment Grade                                  16.1%                18.5%
    High-Yield/High-Risk                               0.9%                 1.3%
Preferred Stock                                        1.7%                 1.3%
Cash and Cash Equivalents                             12.2%                14.4%
--------------------------------------------------------------------------------

(1)  All returns include reinvested dividends and distributions.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

  14  Janus Adviser Series / January 31, 2002

AVERAGE ANNUAL TOTAL RETURN
For the Periods Ended January 31, 2002 (unaudited)
--------------------------------------------------------------------------------
  1 Year                                                                 (6.73)%
  5 Year                                                                  12.82%
  From Inception Date of Predecessor Fund 9/13/93                         13.48%
--------------------------------------------------------------------------------
Lehman Brothers Government/Credit Index
  1 Year                                                                   7.50%
  5 Year                                                                   7.50%
  From Inception Date of Predecessor Fund 9/13/93                          6.55%
--------------------------------------------------------------------------------
S&P 500 Index
  1 Year                                                                (16.14)%
  5 Year                                                                   9.05%
  From Inception Date of Predecessor Fund 9/13/93                         13.36%
--------------------------------------------------------------------------------
Due to recent market volatility, the Fund may have an increased position in cash for temporary defensive purposes.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 877-335-2687 or visit janus.com for more current performance information.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains.

Standard & Poor's is a corporation that rates stocks and corporate and municipal bonds according to risk profiles. The S&P 500 is an index of 500 major, large-cap US corporations. The Lehman Brothers Government/Credit Index is defined as an index consisting of more than 4,000 government and corporate bonds; managed by Lehman Brothers. The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

The Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of a portfolio of Janus Aspen Series into the Fund. Returns of the reorganized Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization. (The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of a different class of Janus Aspen Series, restated to reflect the fees and expenses of the Retirement Shares on May 1, 1997, ignoring any fee and expense limitations.)

Janus Capital Corporation, the Fund's adviser, has contractually agreed to waive a portion of the Fund's expenses. Without such waivers, the Fund's total return would have been lower.

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 46.5%
Advertising Sales - 0%
       4,860    Lamar Advertising Co.* ......................     $      176,272

Agricultural Operations - 0.6%
     132,620    Monsanto Co. ................................          4,416,246

Applications Software - 0.8%
      87,850    Microsoft Corp.* ............................          5,596,923

Automotive - Cars and Light Trucks - 1.6%
     177,940    BMW A.G. ....................................          6,495,443
      97,805    General Motors Corp. ........................          5,001,748

                                                                      11,497,191

Automotive - Truck Parts and Equipment - 1.1%
     371,130    Delphi Automotive Systems Corp. .............          5,303,448
      75,000    Lear Corp.* .................................          3,012,000

                                                                       8,315,448

Beverages - Non-Alcoholic - 0.6%
      90,770    PepsiCo, Inc. ...............................          4,546,669

Beverages - Wine and Spirits - 0.8%
     482,104    Diageo PLC ..................................          5,614,414

Brewery - 1.4%
     213,106    Anheuser-Busch Companies, Inc. ..............         10,073,521

Broadcast Services and Programming - 0.2%
     134,869    Liberty Media Corp. - Class A* ..............          1,753,297

Cable Television - 0.5%
      96,266    Comcast Corp. - Special Class A* ............          3,420,331

Cellular Telecommunications - 0.8%
     489,376    AT&T Wireless Services, Inc.* ...............          5,627,824

Chemicals - Diversified - 0.8%
     109,575    E.I. du Pont de Nemours and Co. .............     $    4,839,928
      58,082    Lyondell Chemical Co. .......................            782,365

                                                                       5,622,293

Computer Services - 0.8%
      87,115    Electronic Data Systems Corp. ...............          5,454,270

Computers - 1.6%
     195,070    Apple Computer, Inc.* .......................          4,822,130
      65,920    IBM Corp. ...................................          7,112,109

                                                                      11,934,239

Computers - Peripheral Equipment - 0.5%
      66,090    Lexmark International Group, Inc. - Class A*           3,671,299

Consulting Services - 0.3%
      78,090    Accenture, Ltd.* ............................          2,013,160

Cosmetics and Toiletries - 1.3%
      31,545    Kimberly-Clark Corp. ........................          1,902,164
      94,830    Procter & Gamble Co. ........................          7,745,714

                                                                       9,647,878

Data Processing and Management - 1.4%
     188,081    Automatic Data Processing, Inc. .............         10,156,374

Diversified Financial Services - 2.2%
     330,437    Citigroup, Inc. .............................         15,662,714

Diversified Operations - 5.6%
     258,531    General Electric Co. ........................          9,604,427
     348,210    Honeywell International, Inc. ...............         11,703,338
      63,550    Illinois Tool Works, Inc. ...................          4,536,199
     135,815    Minnesota Mining and Manufacturing Co. ......         15,048,302

                                                                      40,892,266

See Notes to Schedules of Investments.

                                   Janus Adviser Series / January 31, 2002  15

JANUS ADVISER BALANCED FUND

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Electronic Components - Semiconductors - 0.4%
      83,613    Texas Instruments, Inc. .....................     $    2,609,562

Electronic Design Automation - 0.7%
     218,748    Cadence Design Systems, Inc.* ...............          5,184,328

Engineering - Research and Development - 0.5%
     112,310    Fluor Corp. .................................          3,599,535

Enterprise Software/Services - 0.8%
     355,080    Oracle Corp.* ...............................          6,128,681

Fiduciary Banks - 0.4%
      62,215    Bank of New York Company, Inc. ..............          2,549,571

Finance - Credit Card - 0%
       7,000    American Express Co. ........................            250,950

Finance - Investment Bankers/Brokers - 0.8%
     159,580    J.P. Morgan Chase & Co. .....................          5,433,699

Hotels and Motels - 0.1%
      17,852    Fairmont Hotels and Resorts, Inc.
                   - New York Shares ........................            423,806

Insurance Brokers - 2.2%
      69,835    Aon Corp. ...................................          2,325,505
     134,600    Marsh & McLennan Companies, Inc. ............         13,709,010

                                                                      16,034,515

Life and Health Insurance - 1.8%
     166,575    AFLAC, Inc. .................................          4,350,939
      69,210    CIGNA Corp. .................................          6,367,320
      78,765    UnumProvident Corp. .........................          2,229,049

                                                                      12,947,308

Medical - Drugs - 2.8%
     176,015    American Home Products Corp. ................         11,381,130
      51,425    Eli Lilly and Co. ...........................          3,862,018
     112,990    Pfizer, Inc. ................................          4,708,293

                                                                      19,951,441

Medical - Hospitals - 1.1%
     128,570    Tenet Healthcare Corp.* .....................          8,201,480

Motorcycle and Motor Scooter Manufacturing - 0.2%
      27,172    Harley-Davidson, Inc. .......................          1,548,804

Multi-Line Insurance - 1.0%
      95,929    American International Group, Inc. ..........          7,113,135

Multimedia - 2.3%
      52,965    Gannett Company, Inc. .......................          3,572,489
     189,800    Viacom, Inc. - Class B* .....................          7,590,102
     272,615    Walt Disney Co. .............................          5,741,272

                                                                      16,903,863

Oil Companies - Exploration and Production - 0.9%
      42,530    Anadarko Petroleum Corp. ....................          2,089,499
     127,088    Burlington Resources, Inc. ..................          4,351,493

                                                                       6,440,992

Oil Companies - Integrated - 1.6%
     288,500    Exxon Mobil Corp. ...........................         11,265,925
      23,415    PanCanadian Energy Corp. ....................            629,487

                                                                      11,895,412

Property and Casualty Insurance - 1.0%
      86,560    ACE, Ltd. ...................................          3,362,856
      47,845    XL Capital, Ltd. - Class A ..................          4,216,101

                                                                       7,578,957

Reinsurance - 0.9%
       2,670    Berkshire Hathaway, Inc. - Class B* .........     $    6,549,510

Retail - Discount - 1.2%
     119,225    Target Corp. ................................          5,294,782
      61,855    Wal-Mart Stores, Inc. .......................          3,710,063

                                                                       9,004,845

Semiconductor Components/Integrated Circuits - 0.7%
      43,533    Linear Technology Corp. .....................          1,800,960
      64,543    Maxim Integrated Products, Inc.* ............          3,581,491

                                                                       5,382,451

Super-Regional Banks - 1.2%
      65,180    Bank of America Corp. .......................          4,108,295
     214,906    U.S. Bancorp ................................          4,474,343

                                                                       8,582,638

Telecommunication Equipment - Fiber Optics - 0.3%
     187,215    CIENA Corp.* ................................          2,377,631

Transportation - Services - 0.7%
      90,690    FedEx Corp.* ................................          4,856,449
--------------------------------------------------------------------------------
Total Common Stock (cost $341,596,960) ......................        337,642,192
--------------------------------------------------------------------------------
Corporate Bonds - 17.0%
Aerospace and Defense - 0.9%
                Lockheed Martin Corp.:
$  1,640,000       7.25%, company guaranteed notes
                   due 5/15/06 ..............................          1,746,600
   1,880,000       8.20%, notes, due 12/1/09 ................          2,122,050
   2,275,000       7.65%, company guaranteed notes
                   due 5/1/16 ...............................          2,502,500

                                                                       6,371,150

Appliances - 0.3%
   1,925,000    Maytag Corp., 6.875%
                   notes, due 12/1/06 .......................          1,977,937

Automotive - Truck Parts and Equipment - 0.5%
   2,330,000    Delphi Automotive Systems Corp., 6.55%
                   notes, due 6/15/06 .......................          2,338,737
   1,020,000    Lear Corp., 7.96%
                   company guaranteed notes, due 5/15/05 ....          1,042,950

                                                                       3,381,687

Beverages - Non-Alcoholic - 1.0%
                Coca-Cola Enterprises, Inc.:
   2,140,000       5.375%, notes, due 8/15/06 ...............          2,158,725
   2,022,000       7.125%, notes, due 9/30/09 ...............          2,166,067
   2,125,000       6.125%, notes, due 8/15/11 ...............          2,132,969
     685,000    PepsiCo, Inc., 4.50%
                   notes, due 9/15/04 .......................            694,419

                                                                       7,152,180

Brewery - 1.1%
                Anheuser-Busch Companies, Inc.:
   1,770,000       5.375%, notes, due 9/15/08 ...............          1,776,637
   2,545,000       5.65%, notes, due 9/15/08 ................          2,595,900
     200,000       5.125%, notes, due 10/1/08 ...............            198,000
     595,000       5.75%, notes, due 4/1/10 .................            594,256
   1,201,000       6.00%, senior notes, due 4/15/11 .........          1,217,514
     220,000       7.55%, notes, due 10/1/30 ................            256,025
     325,000       6.80%, notes, due 1/15/31 ................            346,125
   1,085,000       6.80%, notes, due 8/20/32 ................          1,155,525

                                                                       8,139,982

See Notes to Schedules of Investments.

  16  Janus Adviser Series / January 31, 2002

Shares or Principal Amount                                          Market Value
================================================================================
Broadcast Services and Programming - 0.5%
                Clear Channel Communications, Inc.:
$  2,021,000       2.625%, convertible senior notes
                   due 4/1/03 ...............................     $    2,028,579
   1,775,000       6.00%, notes, due 11/1/06 ................          1,761,687

                                                                       3,790,266

Cable Television - 0.8%
                Cox Communications, Inc.:
     175,000       7.50%, notes, due 8/15/04 ................            186,594
     343,000       7.75%, notes, due 8/15/06 ................            368,296
                CSC Holdings, Inc.:
     950,000       8.125%, debentures, due 8/15/09 ..........            969,000
   2,000,000       7.625%, senior notes, due 4/1/11 .........          1,975,000
   2,225,000    TCI Communications, Inc., 6.375%
                   senior notes, due 5/1/03 .................          2,294,531

                                                                       5,793,421

Cellular Telecommunications - 0.6%
   3,675,000    AT&T Wireless Services, Inc., 7.35%
                   senior notes, due 3/1/06 .................          3,849,562
     671,000    VoiceStream Wireless Corp., 10.375%
                   senior notes, due 11/15/09 ...............            764,940

                                                                       4,614,502

Chemicals - Diversified - 0.4%
   2,285,000    Dow Chemical Co., 6.125%
                   notes, due 2/1/11 ........................          2,193,600
   1,068,000    Lyondell Chemical Co., 9.625%
                   secured notes, due 5/1/07 ................          1,068,000

                                                                       3,261,600

Commercial Banks - 0.1%
     845,000    US Bank N.A., 5.70%
                   notes, due 12/15/08 ......................            829,156

Computers - 0.3%
   1,420,000    Apple Computer, Inc., 6.50%
                   notes, due 2/15/04 .......................          1,409,350
                Sun Microsystems, Inc.:
     285,000       7.35%, senior notes, due 8/15/04 .........            298,181
     572,000       7.65%, senior notes, due 8/15/09 .........            588,445

                                                                       2,295,976

Cosmetics and Toiletries - 0.2%
   1,280,000    International Flavors & Fragrances, Inc.
                   6.45%, notes, due 5/15/06 ................          1,291,200

Diversified Financial Services - 2.3%
   1,300,000    Associates Corporation of North America
                   5.75%, senior notes, due 11/1/03 .........          1,352,000
                Citigroup, Inc.:
   1,375,000       5.50%, notes, due 8/9/06 .................          1,395,625
   2,930,000       7.25%, subordinated notes, due 10/1/10 ...          3,142,425
   1,450,000       6.50%, notes, due 1/18/11 ................          1,491,688
                General Electric Capital Corp.:
   1,225,000       5.375%, notes, due 1/15/03 ...............          1,257,156
   4,380,000       5.375%, notes, due 4/23/04 ...............          4,544,250
     865,000       7.25%, notes, due 5/3/04 .................            932,038
   2,750,000       5.35%, notes, due 3/30/06 ................          2,791,250

                                                                      16,906,432

Diversified Operations - 0.4%
                Honeywell International, Inc.:
   1,460,000       5.125%, notes, due 11/1/06 ...............          1,432,625
   1,175,000       6.125%, notes, due 11/1/11 ...............          1,155,906

                                                                       2,588,531

Finance - Auto Loans - 0.4%
                General Motors Acceptance Corp.:
$  1,950,000       6.75%, notes, due 12/10/02 ...............     $    2,010,938
     655,000       5.80%, notes, due 3/12/03 ................            668,919

                                                                       2,679,857

Finance - Consumer Loans - 0.5%
   1,300,000    American General Finance Corp., 5.875%
                   notes, due 7/14/06 .......................          1,324,375
                Household Finance Corp.:
   1,320,000       6.50%, notes, due 1/24/06 ................          1,349,700
     800,000       6.75%, notes, due 5/15/11 ................            797,000

                                                                       3,471,075

Finance - Credit Card - 0.2%
   1,079,000    American Express Co., 6.75%
                   senior unsubordinated notes, due 6/23/04 .          1,142,391

Finance - Investment Bankers/Brokers - 0.9%
                J.P. Morgan Chase & Co.:
   1,775,000       5.625%, notes, due 8/15/06 ...............          1,799,406
   2,360,000       6.75%, subordinated notes, due 2/1/11 ....          2,404,250
   2,350,000    Salomon Smith Barney Holdings, Inc., 6.50%
                   notes, due 2/15/08 .......................          2,441,063

                                                                       6,644,719

Food - Diversified - 0.4%
                Kellogg Co.:
   2,510,000       5.50%, notes, due 4/1/03 .................          2,569,613
     200,000       7.45%, debentures, due 4/1/31 ............            217,250

                                                                       2,786,863

Food - Retail - 1.4%
     375,000    Fred Meyer, Inc., 7.45%
                   company guaranteed notes, due 3/1/08 .....            402,656
                Kroger Co.:
     535,000       7.80%, notes, due 8/15/07 ................            587,163
     385,000       7.00%, senior notes, due 5/1/18 ..........            391,256
   1,150,000       6.80%, notes, due 12/15/18 ...............          1,145,688
   1,060,000       7.50%, company guaranteed notes
                   due 4/1/31 ...............................          1,132,875
                Safeway, Inc.:
     345,000       6.85%, senior notes, due 9/15/04 .........            365,269
     775,000       7.25%, notes, due 9/15/04 ................            829,250
   1,300,000       6.15%, notes, due 3/1/06 .................          1,334,125
     150,000       6.50%, notes, due 11/15/08 ...............            155,063
   1,750,000       6.50%, notes, due 3/1/11 .................          1,785,000
   1,700,000       7.25%, debentures, due 2/1/31 ............          1,799,875

                                                                       9,928,220

Internet Brokers - 0.1%
     433,000    Charles Schwab Corp., 8.05%
                   notes, due 3/1/10 ........................            466,016

Life and Health Insurance - 0%
     107,000    SunAmerica, Inc., 6.75%
                   notes, due 10/1/07 .......................            111,949

Medical - Drugs - 0.2%
   1,050,000    Pfizer, Inc., 5.625%
                   notes, due 2/1/06 ........................          1,081,500
     129,000    Warner-Lambert Co., 6.00%
                   notes, due 1/15/08 .......................            133,838

                                                                       1,215,338

See Notes to Schedules of Investments.

                                   Janus Adviser Series / January 31, 2002  17

JANUS ADVISER BALANCED FUND

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Medical - HMO - 0.4%
                UnitedHealth Group, Inc.:
$  1,900,000       7.50%, notes, due 11/15/05 ...............     $    2,040,125
   1,075,000       5.20%, notes, due 1/17/07 ................          1,062,906

                                                                       3,103,031

Multi-Line Insurance - 0.4%
   2,850,000    AIG SunAmerica Global Financial IX, Inc.
                   5.10%, notes, due 1/17/07+ ...............          2,832,187

Multimedia - 0.3%
                Viacom, Inc.:
   1,805,000       7.75%, senior notes, due 6/1/05 ..........          1,935,862
     415,000       7.70%, company guaranteed notes
                   due 7/30/10 ..............................            448,200

                                                                       2,384,062

Oil Companies - Exploration and Production - 0.1%
   1,085,000    Burlington Resources Finance Co., 7.20%
                   notes, due 8/15/31 .......................          1,063,300

Oil Companies - Integrated - 0.3%
   2,105,000    Conoco, Inc., 6.95%
                   senior notes, due 4/15/29 ................          2,194,463

Physical Therapy and Rehabilitation Centers - 0%
                HEALTHSOUTH Corp.:
     175,000       7.375%, senior notes, due 10/1/06 ........            175,000
     175,000       8.375%, notes, due 10/1/11 ...............            180,250

                                                                         355,250

Pipelines - 0.7%
                El Paso Corp.:
   2,200,000       7.00%, senior notes, due 5/15/11 .........          2,161,500
   1,190,000       8.05%, notes, due 10/15/30 ...............          1,210,825
   1,055,000       7.75%, notes, due 1/15/32 ................          1,041,813
     660,000    Kinder Morgan, Inc., 6.45%
                   senior notes, due 3/1/03 .................            678,150

                                                                       5,092,288

Resorts and Theme Parks - 0%
     130,000    Six Flags, Inc., 9.75%
                   senior notes, due 6/15/07 ................            134,550

Retail - Building Products - 0.3%
   1,750,000    Home Depot, Inc., 6.50%
                   senior notes, due 9/15/04 ................          1,850,625

Retail - Discount - 1.0%
                Target Corp.:
   1,980,000       5.50%, notes, due 4/1/07 .................          2,004,750
     450,000       5.40%, notes, due 10/1/08 ................            446,063
                Wal-Mart Stores, Inc.:
   3,265,000       5.45%, notes, due 8/1/06 .................          3,334,381
   1,700,000       6.875%, senior notes, due 8/10/09 ........          1,844,500

                                                                       7,629,694

Super-Regional Banks - 0%
      57,000    Firstar Bank N.A., 7.125%
                   subordinated notes, due 12/1/09 ..........             60,135
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $121,271,620) ...................        123,540,033
--------------------------------------------------------------------------------
Preferred Stock - 1.7%
Automotive - Cars and Light Trucks - 0.9%
     116,220    Ford Motor Company Capital Trust II
                   convertible, 6.50% .......................     $    6,223,581

Electric - Integrated - 0.4%
      63,908    Reliant Energy, Inc., convertible, 2.00%
                   (AOL Time Warner, Inc.) ..................          2,756,033

Oil Companies - Integrated - 0.2%
      63,230    El Paso CGP Co., convertible, 6.625% ........          1,609,836

Publishing - Newspapers - 0.2%
      22,397    Tribune Co., convertible, 2.00% .............          1,720,090
--------------------------------------------------------------------------------
Total Preferred Stock (cost $15,210,838) ....................         12,309,540
--------------------------------------------------------------------------------
Warrants - 0%
Finance - Other Services - 0%
         189    Ono Finance PLC - expires 5/31/09*,+
                   (cost $0) ................................              1,627
--------------------------------------------------------------------------------
U.S. Government Obligations - 22.6%
U.S. Government Agencies - 12.2%
                Fannie Mae:
$  6,620,000       4.75%, due 11/14/03 ......................          6,795,298
  31,180,000       5.625%, due 5/14/04 ......................         32,542,878
   9,225,000       5.50%, due 5/2/06 ........................          9,501,750
   2,700,000       4.75%, due 1/2/07 ........................          2,683,125
   5,630,000       5.00%, due 1/15/07 .......................          5,658,150
   2,225,000       6.25%, due 2/1/11 ........................          2,275,063
   8,800,000       5.375%, due 11/15/11 .....................          8,613,000
   6,765,000       6.625%, due 11/15/30 .....................          7,086,338
                Federal Home Loan Bank System:
   7,285,000       4.875%, due 5/14/04 ......................          7,467,125
   4,725,000       6.50%, due 11/15/05 ......................          5,038,031
   1,360,000    Freddie Mac
                   5.875%, due 3/21/11 ......................          1,380,400

                                                                      89,041,158

U.S. Treasury Notes/Bonds - 10.4%
   2,570,000       6.00%, due 8/15/04 .......................          2,725,485
   9,660,000       5.875%, due 11/15/04 .....................         10,222,212
  11,035,000       6.50%, due 10/15/06 ......................         11,997,473
  14,730,000       5.00%, due 8/15/11 .......................         14,693,175
   8,725,000       7.25%, due 5/15/16 .......................         10,170,035
   3,485,000       5.25%, due 2/15/29 .......................          3,299,284
  20,520,000       6.25%, due 5/15/30 .......................         22,398,811

                                                                      75,506,475
--------------------------------------------------------------------------------
Total U.S. Government Obligations (cost $164,831,813) .......        164,547,633
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

  18  Janus Adviser Series / January 31, 2002

Shares or Principal Amount                                          Market Value
================================================================================
Repurchase Agreement - 12.6%
$ 91,400,000    ABN AMRO Bank N.V., 1.92%
                   dated 1/31/02, maturing 2/1/02
                   to be repurchased at $91,404,875
                   collateralized by $68,294,957
                   in U.S. Government Agencies
                   0%-7.50%, 10/10/02-11/25/31
                   $82,637,636 in Collateralized
                   Mortgage Obligations, 2.01%-8.25%
                   10/25/22-12/25/40, AAA; with
                   respective values of $38,938,084
                   and $54,289,916 (cost $91,400,000) .......     $   91,400,000
--------------------------------------------------------------------------------
Total Investments (total cost $734,311,231) - 100.4% ........        729,441,025
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (0.4)%      (2,629,418)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................     $  726,811,607
--------------------------------------------------------------------------------

Summary of Investments by Country, January 31, 2002

Country                        % of Investment Securities           Market Value
--------------------------------------------------------------------------------
Bermuda                                              1.3%         $    9,592,117
Canada                                               0.1%              1,053,293
Germany                                              0.9%              6,495,443
United Kingdom                                       0.8%              5,616,041
United States ++                                    96.9%            706,684,131
--------------------------------------------------------------------------------
Total                                              100.0%         $  729,441,025

++Includes Short-Term Securities (84.4% excluding Short-Term Securities)

See Notes to Schedules of Investments.

                                   Janus Adviser Series / January 31, 2002  19

JANUS ADVISER GROWTH AND INCOME FUND

[PHOTO]
David Corkins
portfolio manager

Janus Adviser Growth and Income Fund declined 7.19% for the six months ended January 31, 2002, while its benchmark, the Standard & Poor's 500 Index, fell 6.01%.(1)

The past six months have been challenging for investors, as markets were roiled by an economic downturn in the United States, a rash of corporate earnings disappointments and the ongoing correction in technology valuations. Compounding these pressures were the tragic events of September 11, which left investors in shock and cast a shadow of uncertainty over markets worldwide. In response, the Federal Reserve continued to inject liquidity into the markets via another five cuts in short-term interest rates, bringing the federal funds rate to its lowest level in more than four decades. These rate cuts helped rejuvenate consumer confidence and raise hopes for an improved economic outlook in 2002.

We are disappointed that we must report a loss to our shareholders. Nonetheless, we believe that our more defensive posture helped shield our investors from the worst of the volatility. As we look ahead to position the Fund for a potential economic rebound, we have made changes incrementally, relying on disciplined analysis rather than swift reaction to market swings. For instance, as interest rates continued to decline, we took gains on a number of our longer-term, fixed-income holdings. Given the prospects for an improved economy, we felt that the bond market offered fewer marginal opportunities. Consequently, we redeployed assets to take advantage of reduced valuations in the stock market.

On the equity side, we maintained a diversified portfolio to ensure that no single position or industry could have a disproportionate effect on performance. At the same time, we continued to rely on a core of long-time holdings that have earned our confidence through their execution and profitability. These are blue-chip companies with proven management teams and established market positions.

One standout was PepsiCo, parent of the Pepsi Cola, Frito-Lay and Tropicana brands. The company continues to reap synergies in the distribution of its many products. Moreover, its recent acquisition of Quaker Oats, including the powerful Gatorade brand, offers the opportunity to further boost incremental margins. Meanwhile, Anheuser-Busch, the world's largest brewer, benefited from its leading brand name and dominant market share, which helped it sustain price increases and double-digit earnings growth even in a lackluster economy.

Another strong performer was semiconductor maker Maxim Integrated Products, which bucked cyclical weakness in the chip market. The company's business lines are highly diversified and serve a multitude of end markets. Moreover, as a niche player, Maxim dominates one of the more stable areas of this highly cyclical sector. With longer life cycles for its products, Maxim's business is less capital intensive than that of digital chipmakers, and its highly specialized employee base creates significant barriers to entry for potential competitors.

Detracting from our results was disappointing performance by American International Group, which sold off sharply in the third quarter after suffering roughly $800 million in losses stemming from the terrorist attacks. Despite this setback, the financial company's solid capitalization, broad and profitable product lines and high credit rating continue to win our confidence.

Additionally, several of our energy positions, including Exxon Mobil, declined on concerns that oil prices would continue to sag due to weaker global demand and the failure by oil-producing nations to coordinate production cutbacks. Even so, we felt that the drop in Exxon's stock was overstated. With its strong business platform and ample cash flow, the company has already proven its ability to weather economic and oil-demand cycles. Furthermore, we believe that the stock will continue to benefit from the synergies created by Exxon's acquisition of Mobil, a merger that strengthens Exxon's already-powerful leverage with suppliers and customers.

Going forward, we remain cautiously optimistic on prospects for a recovery in 2002, as interest rate cuts, increased government spending and lower oil prices take hold. At the same time, our concerns over lingering uncertainties will lead us to maintain a relatively conservative approach that focuses on a diverse group of companies that have proven their worth time and again. We believe this is the best way to balance near-term risk with longer-term opportunity.

Thank you for investing in Janus Adviser Growth and Income Fund.

Portfolio Asset Mix
(% of Net Assets)                          January 31, 2002        July 31, 2001
--------------------------------------------------------------------------------
Equities                                              74.8%                66.7%
Preferred Stock                                        1.4%                 1.7%
Top 10 Equities                                       25.2%                21.7%
Number of Stocks                                         76                   78
Fixed-Income Securities                                3.9%                 9.0%
Cash and Cash Equivalents                             19.9%                22.6%
--------------------------------------------------------------------------------

(1)  All returns include reinvested dividends and distributions.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

  20  Janus Adviser Series / January 31, 2002

AVERAGE ANNUAL TOTAL RETURN
For the Periods Ended January 31, 2002 (unaudited)
--------------------------------------------------------------------------------
  1 Year                                                                (17.88)%
  From Inception Date of Predecessor Fund 5/1/98                          10.93%
--------------------------------------------------------------------------------
S&P 500 Index
  1 Year                                                                (16.14)%
  From Inception Date of Predecessor Fund 5/1/98                           1.75%
--------------------------------------------------------------------------------
Due to recent market volatility, the Fund may have an increased position in cash for temporary defensive purposes.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 877-335-2687 or visit janus.com for more current performance information.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains.

Standard & Poor's is a corporation that rates stocks and corporate and municipal bonds according to risk profiles. The S&P 500 is an index of 500 major, large-cap US corporations. The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

The Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of a portfolio of Janus Aspen Series into the Fund. Returns of the reorganized Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization.

Janus Capital Corporation, the Fund's adviser, has contractually agreed to waive a portion of the Fund's expenses. Without such waivers, the Fund's total return would have been lower.

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 74.8%
Aerospace and Defense - 0.6%
       6,410    General Dynamics Corp. ......................     $      574,080
       9,360    Lockheed Martin Corp. .......................            495,799

                                                                       1,069,879

Applications Software - 2.2%
      60,335    Microsoft Corp.* ............................          3,843,943

Automotive - Cars and Light Trucks - 0.4%
      20,437    BMW A.G. ....................................            746,023

Automotive - Truck Parts and Equipment - 0.8%
     102,840    Delphi Automotive Systems Corp. .............          1,469,584

Beverages - Non-Alcoholic - 2.8%
      97,155    Coca-Cola Enterprises, Inc. .................          1,578,769
      63,626    PepsiCo, Inc. ...............................          3,187,026

                                                                       4,765,795

Brewery - 1.4%
      51,062    Anheuser-Busch Companies, Inc. ..............          2,413,701

Broadcast Services and Programming - 3.1%
      24,700    Clear Channel Communications, Inc.* .........          1,137,188
     320,357    Liberty Media Corp. - Class A* ..............          4,164,641

                                                                       5,301,829

Cable Television - 4.9%
     124,142    Comcast Corp. - Special Class A* ............          4,410,765
      62,149    Cox Communications, Inc. - Class A* .........          2,327,480
      59,100    USA Networks, Inc.* .........................          1,689,669

                                                                       8,427,914

Casino Hotels - 0.7%
     129,125    Park Place Entertainment Corp.* .............          1,258,969

Cellular Telecommunications - 1.1%
     168,405    AT&T Wireless Services, Inc.* ...............          1,936,657

Chemicals - Diversified - 2.2%
      76,252    E.I. du Pont de Nemours and Co. .............     $    3,368,051
      42,475    Solutia, Inc. ...............................            377,603

                                                                       3,745,654

Commercial Services - 0.1%
       4,572    Arbitron, Inc.* .............................            143,972

Commercial Services - Financial - 0.7%
      34,413    Paychex, Inc. ...............................          1,262,957

Computer Services - 0.7%
      68,795    Ceridian Corp.* .............................          1,236,246

Computers - 1.1%
      78,985    Apple Computer, Inc.* .......................          1,952,509

Consulting Services - 0.5%
      32,320    Accenture, Ltd.* ............................            833,210

Cosmetics and Toiletries - 1.4%
      29,520    Procter & Gamble Co. ........................          2,411,194

Diversified Financial Services - 4.0%
     144,465    Citigroup, Inc. .............................          6,847,641

Diversified Operations - 5.1%
     114,902    General Electric Co. ........................          4,268,609
      85,415    Honeywell International, Inc. ...............          2,870,798
      15,460    Minnesota Mining and Manufacturing Co. ......          1,712,968

                                                                       8,852,375

Electric - Integrated - 1.0%
      49,640    Duke Energy Corp. ...........................          1,730,947

Electronic Components - Semiconductors - 0.6%
      61,465    Advanced Micro Devices, Inc.* ...............            986,513

Engineering - Research and Development - 0.9%
      49,615    Fluor Corp. .................................          1,590,161

Entertainment Software - 0.5%
      16,590    Electronic Arts, Inc.* ......................            880,431

See Notes to Schedules of Investments.

                                   Janus Adviser Series / January 31, 2002  21

JANUS ADVISER GROWTH AND INCOME FUND

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Finance - Consumer Loans - 1.8%
      60,070    Household International, Inc. ...............     $    3,077,987

Finance - Investment Bankers/Brokers - 2.7%
       7,375    Goldman Sachs Group, Inc. ...................            641,478
      86,635    J.P. Morgan Chase & Co. .....................          2,949,922
      21,840    Merrill Lynch & Company, Inc. ...............          1,113,403

                                                                       4,704,803

Financial Guarantee Insurance - 0.8%
      20,820    MGIC Investment Corp. .......................          1,394,940

Food - Retail - 0.3%
      25,645    Kroger Co.* .................................            528,287

Hotels and Motels - 0.4%
      28,768    Fairmont Hotels and Resorts, Inc.
                   - New York Shares ........................            682,952

Insurance Brokers - 2.2%
       6,195    Aon Corp. ...................................            206,294
      35,471    Marsh & McLennan Companies, Inc. ............          3,612,721

                                                                       3,819,015

Internet Brokers - 0.7%
      80,469    Charles Schwab Corp. ........................          1,156,340

Internet Security - 0.2%
      11,936    VeriSign, Inc.* .............................            368,345

Investment Management and Advisory Services - 0.3%
      14,750    T. Rowe Price Group, Inc. ...................            554,305

Life and Health Insurance - 1.7%
      12,150    CIGNA Corp. .................................          1,117,800
      34,091    John Hancock Financial Services, Inc. .......          1,308,413
      20,965    Principal Financial Group, Inc.* ............            533,559

                                                                       2,959,772

Medical - Drugs - 5.3%
      26,998    Allergan, Inc. ..............................          1,802,117
      49,320    American Home Products Corp. ................          3,189,031
     101,015    Pfizer, Inc. ................................          4,209,295

                                                                       9,200,443

Medical Instruments - 1.4%
      50,211    Medtronic, Inc. .............................          2,473,896

Motorcycle and Motor Scooter Manufacturing - 0.2%
       6,752    Harley-Davidson, Inc. .......................            384,864

Multi-Line Insurance - 3.9%
      55,464    American International Group, Inc. ..........          4,112,656
      45,795    Assicurazioni Generali ......................          1,192,649
       2,000    PartnerRe, Ltd. .............................            101,980
      40,275    Prudential Financial, Inc.* .................          1,250,539

                                                                       6,657,824

Multimedia - 3.0%
      21,198    AOL Time Warner, Inc.* ......................            557,719
      82,760    Viacom, Inc. - Class B* .....................          3,309,572
      57,535    Walt Disney Co. .............................          1,211,687

                                                                       5,078,978

Oil Companies - Integrated - 4.2%
      44,175    Conoco, Inc. ................................          1,243,968
     114,715    Exxon Mobil Corp. ...........................          4,479,621
      58,292    PanCanadian Energy Corp.
                   - New York Shares ........................          1,550,567

                                                                       7,274,156

Pipelines - 0.9%
      19,881    El Paso Corp. ...............................     $      754,484
      16,179    Kinder Morgan, Inc. .........................            836,454

                                                                       1,590,938

Printing - Commercial - 0.5%
      23,914    Valassis Communications, Inc.* ..............            883,861

Reinsurance - 1.1%
         780    Berkshire Hathaway, Inc. - Class B* .........          1,913,340

Retail - Discount - 0.1%
       3,190    Target Corp. ................................            141,668

Semiconductor Components/Integrated Circuits - 2.4%
      31,960    Linear Technology Corp. .....................          1,322,185
      50,101    Maxim Integrated Products, Inc.* ............          2,780,104

                                                                       4,102,289

Super-Regional Banks - 2.5%
       9,980    Bank of America Corp. .......................            629,039
     176,637    U.S. Bancorp ................................          3,677,582

                                                                       4,306,621

Telecommunication Equipment - 0.3%
      21,710    Nokia Oyj (ADR) .............................            509,100

Telephone - Integrated - 0.1%
      12,051    Telefonica S.A.* ............................            141,620

Toys - 1.0%
      92,780    Mattel, Inc. ................................          1,762,820
--------------------------------------------------------------------------------
Total Common Stock (cost $130,794,845) ......................        129,377,268
--------------------------------------------------------------------------------
Corporate Bonds - 1.2%
Cellular Telecommunications - 0%
$      7,000    VoiceStream Wireless Corp., 10.375%
                   senior notes, due 11/15/09 ...............              7,980

Finance - Investment Bankers/Brokers - 0.4%
                Merrill Lynch & Company, Inc.:
     275,000       6.15%, notes, due 1/26/06 ................            284,281
     420,000       5.36%, notes, due 2/1/07 .................            420,000

                                                                         704,281

Oil Companies - Exploration and Production - 0%
      40,000    Devon Energy Corp., 0%
                   convertible debentures, due 6/27/20 ......             18,100

Retail - Discount - 0.6%
   1,000,000    Wal-Mart Stores, Inc., 4.375%
                   notes, due 8/1/03 ........................          1,017,500

Telephone - Integrated - 0%
      20,000    CenturyTel, Inc., 8.375%
                   notes, due 10/15/10 ......................             21,400

Toys - 0%
                Mattel, Inc.:
      30,000       6.00%, notes, due 7/15/03 ................             29,700
      30,000       6.125%, notes, due 7/15/05 ...............             29,138

                                                                          58,838

Transportation - Railroad - 0.1%
     210,000    Wisconsin Central Transportation Corp.
                   6.625%, notes, due 4/15/08 ...............            215,513

Wireless Equipment - 0.1%
     158,000    American Tower Corp., 5.00%
                   convertible notes, due 2/15/10+ ..........             87,690
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $2,171,378) .....................          2,131,302
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

  22  Janus Adviser Series / January 31, 2002

Shares or Principal Amount                                          Market Value
================================================================================
Preferred Stock - 1.4%
Automotive - Cars and Light Trucks - 1.2%
      33,475    Ford Motor Company Capital Trust II
                   convertible, 6.50% .......................     $    1,792,586
         693    Porsche A.G. ................................            280,414

                                                                       2,073,000

Electric - Integrated - 0.2%
       7,548    Reliant Energy, Inc., convertible, 2.00%
                   (AOL Time Warner, Inc.) ..................            325,508
--------------------------------------------------------------------------------
Total Preferred Stock (cost $2,391,559) .....................          2,398,508
--------------------------------------------------------------------------------
U.S. Government Obligations - 2.7%
                U.S. Treasury Notes:
$  2,125,000       5.25%, due 8/15/03 .......................          2,204,751
   2,335,000       5.25%, due 5/15/04 .......................          2,434,238
--------------------------------------------------------------------------------
Total U.S. Government Obligations (cost $4,603,647) .........          4,638,989
--------------------------------------------------------------------------------
Repurchase Agreement - 16.1%
  27,800,000    ABN AMRO Bank N.V., 1.92%
                   dated 1/31/02, maturing 2/1/02
                   to be repurchased at $27,801,483
                   collateralized by $20,772,427
                   in U.S. Government Agencies
                   0%-7.50%, 10/10/02-11/25/31
                   $25,134,861 in Collateralized
                   Mortgage Obligations, 2.01%-8.25%
                   10/25/22-12/25/40, AAA; with
                   respective values of $11,843,312
                   and $16,512,688 (cost $27,800,000) .......         27,800,000
--------------------------------------------------------------------------------
U.S. Government Agencies - 3.5%
                Fannie Mae
   3,000,000       1.92%, 4/18/02 ...........................          2,988,750
                Federal Home Loan Bank System
   3,000,000       1.95%, 5/1/02 ............................          2,988,750
--------------------------------------------------------------------------------
Total U.S. Government Agencies (cost $5,973,377) ............          5,977,500
--------------------------------------------------------------------------------
Total Investments (total cost $173,734,806) - 99.7% .........        172,323,567
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 0.3%            604,465
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................     $  172,928,032
--------------------------------------------------------------------------------

Summary of Investments by Country, January 31, 2002

Country                        % of Investment Securities           Market Value
--------------------------------------------------------------------------------
Bermuda                                              0.5%         $      935,190
Canada                                               1.3%              2,233,519
Finland                                              0.3%                509,100
Germany                                              0.6%              1,026,437
Italy                                                0.7%              1,192,649
Spain                                                0.1%                141,620
United States++                                     96.5%            166,285,052
--------------------------------------------------------------------------------
Total                                              100.0%         $  172,323,567

++Includes Short-Term Securities (76.9% excluding Short-Term Securities)

See Notes to Schedules of Investments.

                                   Janus Adviser Series / January 31, 2002  23

JANUS ADVISER STRATEGIC VALUE FUND

[PHOTO]
David Decker
portfolio manager

For the six-month period ended January 31, 2002, Janus Adviser Strategic Value Fund fell 7.77%, slightly behind its benchmark, the S&P 500 Index, which posted a loss of 6.01%.(1)

Truth be told, I am more optimistic today than at any time in the past two years. However, this confidence has little to do with whether or not I see signs of an economic recovery. What I see is that in many cases valuations continue to reflect the uncertainty of the current environment. Although the market proved more resilient than anyone could have imagined, I believe that excellent long-term investments can still be made, regardless of the near-term outlook. In the end, it all comes down to capitalizing on opportunities whose long-term value is obscured by short-term thinking.

The severe market reaction to the events of September 11, while understandable, created numerous valuation discrepancies. In some cases, the market's response appeared to be correct, given the magnitude of the prolonged impact on company fundamentals. In others, however, we believe the long-term impact on company fundamentals was not as severe as the short-term impact on market value. In attempting to measure the disconnect between intrinsic and market value, we approach valuation as a function of cash flows. In other words, does the company generate strong free cash flow and does management reinvest that cash flow at a high rate of return?

From our perspective, many of the Fund's holdings successfully met those challenges. For example, media giant Viacom, whose stable of premier assets includes CBS, MTV, VH1 and Nickelodeon, endured the worst advertising slump in a decade, only to see it exacerbated by lost ad sales following the terrorist attacks. Although the company's market value fell substantially below what we believed to be its intrinsic value, Viacom, led by an impressive management team, remained a strong generator of cash.

While consumer sentiment began to rise out of its slump during the period, the holiday shopping season was anything but lackluster for specialty retailer Toys "R" Us. The introduction of a revamped store format created a higher return model, and we believe the valuation doesn't reflect the potential success of the change.

Elsewhere, leading natural gas producer El Paso Corporation came under pressure as prices for the commodity dropped to two-year lows. The collapse of energy trader Enron also undermined El Paso's shares, as it sent shock waves throughout the entire sector. However, unlike Enron, El Paso has assets. In the aftermath of the Enron bankruptcy, El Paso announced plans to reduce its debt ratios and strengthen its balance sheet in the coming year.

We were encouraged by Advanced Micro Devices' (AMD) ability to maintain market share despite a brutal price war with Intel, its leading competitor. The price war was much more severe than I anticipated and resulted in a significant weakening of AMD's earnings and cash flow. Despite the difficult environment, we decided to stick with the position on the belief that AMD has substantially improved its competitive position in the market, which has not yet been fully reflected in its valuation. Moreover, we believe that as the market comes out of this downturn, AMD's fundamentals will reflect its enhanced business model, and an improvement in its valuation will follow over time.

Although we tend to shy away from pure-play technology stocks, two of our holdings in this area helped the Fund this period. Cadence Design Systems, a computer software and consulting firm that helps electronics manufacturers design and develop production systems, has historically gained on the front end of tech industry rebounds. The company offered clear guidance regarding its prospects for 2002. Meanwhile, several missteps earlier in the year allowed us to add to our holdings in Apple Computer, which worked to the Fund's benefit. Apple has delivered on its efforts to work off excess inventory and restore profitability, while maintaining a strong balance sheet with $12 per share in cash.

Looking ahead, we expect volatility to persist. However, by embracing the uncertainty and approaching opportunities proactively rather than reactively, we believe we can identify companies generating substantial free cash flow, yet trading at a considerable discount to their intrinsic value. As always, we will rely on careful analysis in our search for companies capable of providing excellent returns with limited downside risk.

Thank you for your continued investment with Janus Adviser Strategic Value Fund.

Portfolio Asset Mix
(% of Net Assets)                          January 31, 2002        July 31, 2001
--------------------------------------------------------------------------------
Equities                                              98.7%                93.4%
  Foreign                                             15.7%                10.1%
Top 10 Equities                                       45.2%                37.6%
Number of Stocks                                         47                   49
Cash, Cash Equivalents
  and Fixed Income Securities                          1.3%                 6.6%
--------------------------------------------------------------------------------

(1)  All returns include reinvested dividends and distributions.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

  24  Janus Adviser Series / January 31, 2002

AVERAGE ANNUAL TOTAL RETURN
For the Periods Ended January 31, 2002 (unaudited)
--------------------------------------------------------------------------------
  1 Year                                                                (20.25)%
  From Inception Date 8/1/00                                            (12.45)%
--------------------------------------------------------------------------------
S&P 500 Index
  1 Year                                                                (16.14)%
  From Inception Date 8/1/00                                            (13.44)%
--------------------------------------------------------------------------------
This Fund is designed for long-term investors who can accept the special risks associated with value investing.

Concentration may lead to greater price volatility.

Due to recent market volatility the Fund may have an increased position in cash for temporary defensive purposes.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 877-335-2687 or visit janus.com for more current performance information.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains.

Standard & Poor's is a corporation that rates stocks and corporate and municipal bonds according to risk profiles. The S&P 500 is an index of 500 major, large-cap US corporations. The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Janus Capital Corporation, the Fund's adviser, has contractually agreed to waive a portion of the Fund's expenses. Without such waivers, the Fund's total return would have been lower.

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 98.7%
Advertising Sales - 0.9%
       1,240    Lamar Advertising Co.* ......................     $       44,975

Aerospace and Defense - Equipment - 0.6%
         355    Alliant Techsystems, Inc.* ..................             31,595

Agricultural Operations - 0.5%
         770    Monsanto Co. ................................             25,641

Apparel Manufacturers - 0.5%
       1,020    Liz Claiborne, Inc. .........................             27,917

Automotive - Cars and Light Trucks - 1.1%
      10,000    Nissan Motor Company, Ltd. ..................             53,300

Automotive - Truck Parts and Equipment - 5.3%
       1,825    Delphi Automotive Systems Corp. .............             26,079
       3,990    Lear Corp.* .................................            160,238
       3,650    Tower Automotive, Inc.* .....................             33,945
       3,275    Visteon Corp. ...............................             43,558

                                                                         263,820

Broadcast Services and Programming - 2.8%
       1,020    Clear Channel Communications, Inc.* .........             46,961
       7,120    Liberty Media Corp. - Class A* ..............             92,560

                                                                         139,521

Building Products - Cement and Aggregate - 5.2%
       9,955    Cemex S.A. (ADR) ............................            262,812

Casino Hotels - 1.9%
       6,775    Station Casinos, Inc.* ......................             94,647

Chemicals - Specialty - 0.9%
       1,875    Cytec Industries, Inc.* .....................             44,606

Commercial Services - 0.6%
         994    Arbitron, Inc.* .............................             31,301

Commercial Services - Financial - 0.6%
         785    Moody's Corp. ...............................             29,453

Computer Services - 4.0%
      11,120    Ceridian Corp.* .............................     $      199,826

Computers - 4.7%
       9,555    Apple Computer, Inc.* .......................            236,200

Containers - Paper and Plastic - 3.1%
       8,645    Packaging Corporation of America* ...........            155,091

Diversified Financial Services - 1.9%
       2,060    Citigroup, Inc. .............................             97,644

Diversified Operations - 4.5%
       4,585    Honeywell International, Inc. ...............            154,102
       2,040    Tyco International, Ltd. ....................             71,706

                                                                         225,808

Electronic Components - Semiconductors - 2.2%
       6,900    Advanced Micro Devices, Inc.* ...............            110,745

Electronic Design Automation - 4.5%
       9,620    Cadence Design Systems, Inc.* ...............            227,994

Finance - Credit Card - 1.0%
       1,450    American Express Co. ........................             51,983

Finance - Investment Bankers/Brokers - 0.7%
         550    Lehman Brothers Holdings, Inc. ..............             35,624

Finance - Mortgage Loan Banker - 5.0%
       3,120    Fannie Mae ..................................            252,564

Life and Health Insurance - 0.6%
       1,110    Principal Financial Group, Inc.* ............             28,250

Medical Products - 2.7%
       3,735    Becton, Dickinson and Co. ...................            135,282

Multimedia - 2.5%
         440    McGraw-Hill Companies, Inc. .................             28,195
       2,450    Viacom, Inc. - Class B* .....................             97,976

                                                                         126,171

See Notes to Schedules of Investments.

                                   Janus Adviser Series / January 31, 2002  25

JANUS ADVISER STRATEGIC VALUE FUND

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Oil Companies - Exploration and Production - 0.8%
         368    Apache Corp. ................................     $       17,844
       1,345    Ocean Energy, Inc. ..........................             22,811

                                                                          40,655

Oil Refining and Marketing - 1.7%
       7,900    SK Corp. ....................................             83,246

Petrochemicals - 0.5%
       1,600    Reliance Industries, Ltd. (GDR)+ ............             23,200

Pipelines - 11.4%
       7,572    El Paso Corp. ...............................            287,357
       1,840    Kinder Morgan, Inc. .........................             95,128
       5,332    Kinder Morgan Management L.L.C.* ............            187,420

                                                                         569,905

Printing - Commercial - 3.4%
       4,590    Valassis Communications, Inc.* ..............            169,646

Recreational Centers - 0.8%
       1,955    Bally Total Fitness Holding Corp.* ..........             37,927

Reinsurance - 2.9%
          60    Berkshire Hathaway, Inc. - Class B* .........            147,180

Retail - Toy Store - 4.7%
      12,055    Toys "R" Us, Inc.* ..........................            235,796

Retail - Video Rental - 3.9%
       9,930    Blockbuster, Inc. - Class A .................            193,635

Tobacco - 2.0%
       3,521    Vector Group, Ltd. ..........................             98,588

Toys - 2.5%
       6,645    Mattel, Inc. ................................            126,255

Transportation - Marine - 5.8%
      11,765    Grupo Transportacion Maritima
                   Mexicana S.A. de C.V.* ...................            105,885
       5,345    Teekay Shipping Corp. - New York Shares .....            184,884

                                                                         290,769
--------------------------------------------------------------------------------
Total Common Stock (cost $4,845,924) ........................          4,949,572
--------------------------------------------------------------------------------
Corporate Bonds - 2.2%
Tobacco - 2.2%
$    105,000    Vector Group, Ltd., 6.25%
                   convertible subordinated notes
                   due 7/15/08 (cost $105,000)+ .............            111,300
--------------------------------------------------------------------------------
Total Investments (total cost $4,950,924) - 100.9% ..........          5,060,872
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (0.9)%         (45,591)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................     $    5,015,281
--------------------------------------------------------------------------------

Summary of Investments by Country, January 31, 2002

Country                        % of Investment Securities           Market Value
--------------------------------------------------------------------------------
Bahamas                                              3.7%         $      184,884
Bermuda                                              1.4%                 71,706
India                                                0.5%                 23,200
Japan                                                1.0%                 53,300
Mexico                                               7.3%                368,697
South Korea                                          1.6%                 83,246
United States                                       84.5%              4,275,839
--------------------------------------------------------------------------------
Total                                              100.0%         $    5,060,872

See Notes to Schedules of Investments.

  26  Janus Adviser Series / January 31, 2002

                                                JANUS ADVISER INTERNATIONAL FUND

[PHOTO]
Helen Young Hayes
portfolio manager

[PHOTO]
Brent Lynn
portfolio manager

For the six-month period ended January 31, 2002, Janus Adviser International Fund declined 9.47%, compared to an 11.28% loss posted by its benchmark, the Morgan Stanley Capital International EAFE Index.(1)

This reporting period was characterized by poor stock market performance and a depressed capital investment environment in the U.S. In Europe, signs of deceleration were increasing with each passing month. Asian economies, which are even more dependent upon exports to the U.S. than Europe, also showed signs of continued decline. The difficulties facing many of the smaller Asian economies were compounded by Japan, which despite new political leadership, showed little sign of being able to fight its way out of a decade-long recession. Elsewhere, Latin America was beset by debt concerns in Argentina and an energy crisis in Brazil. The collapse of Enron, resulting in the largest bankruptcy in U.S. history, contributed to overall investor nervousness. Together, these trends sent markets lower nearly across the board in a slow but steady retreat.

Despite the Fund's negative return, many of our holdings continued to reward us, helping us outperform our benchmark. One such company was Grupo Televisa S.A., the leading television provider serving Mexico's rapidly expanding population. Like other media stocks, Grupo Televisa was punished by concerns that the economic impact of the September 11 terrorist attacks would trigger a sharp downturn in North American advertising revenues. But shares subsequently rebounded as it became clear that the economic dislocations were not as severe as first feared. Also propelling the stock higher was news of the company's exclusive programming-distribution agreement with its powerful U.S. partner, Univision Communications. This alliance would expand Grupo Televisa's exposure to the fast-growing Spanish-language market in the United States.

Another holding that contributed positively to the Fund was Porsche. Unlike other major automakers, which mass produce vehicles and are consequently subject to sharp inventory swings, Porsche manufactures a limited number of cars to meet demand. While the company reported record U.S. sales in December, it can also count on its backlog of orders to sustain production even in a slower economy.

Several of our consumer staples stocks also supported the Fund's performance. In times of economic turmoil, investors seek the relative safety and stability of earnings these types of companies can provide. Diageo, the U.K.-based spirits company, benefited from this trend, easily outperforming the broader markets and helping to boost the Fund's overall performance.

Stocks that worked against us included Koninklijke Ahold N.V., a leading Dutch food retailer that manages supermarkets worldwide. Although supermarkets tend to perform well in any economy, Ahold's stock underperformed because of fears of weakness in its food service business. However, management's commitment to improving the company's cash generation and return on investment has led us to conclude that the potential of its food service business is underappreciated by investors.

Another stock that declined was Tyco International. The post-Enron environment has been one of hypersensitivity to any company with complex financial statements and high degrees of financial leverage. Tyco falls into this category, and its stock price has declined as a result. Additionally, the company's financial services subsidiary has seen its funding costs increase due to the decline in its stock. Despite these factors, we remain focused on Tyco's free cash flow as well as its solid underlying businesses and remain positive on the company.

During the period, we positioned the Fund to capitalize on an improved global economic environment. We have emphasized well-diversified companies that combine cyclical upside with earnings stability should the anticipated economic resurgence be delayed. For example, we added to our positions in the Netherlands' Philips Electronics and Germany's Siemans A.G. These large conglomerates offer exposure to a potential technology rebound through their semiconductor businesses, but also benefit from more stable product lines such as electronics and lighting.

Another addition was Accor, a French hotel and entertainment group with recreational properties worldwide. While Accor's luxury hotels have been hurt by the recent slowdown in tourism, its budget motel chain in the United States, Motel 6, continues to experience bookings as consumers look for less expensive lodging and choose driving vacations over air travel. At the same time, Accor's higher-end resorts position it to capitalize on an improved global economy.

While the near-term outlook holds uncertainties, we recognize that perceptions tend to run ahead of reality in the stock market and that share prices will likely rebound before the global economy. For this reason, we remain on the lookout for opportunities to position ourselves in stocks that will benefit from such a resurgence, taking advantage of pricing opportunities created by market volatility. At the same time, we will manage risk by focusing on a diverse group of well-managed businesses from around the world.

Thank you for your continued investment in Janus Adviser International Fund.

Portfolio Asset Mix
(% of Net Assets)                          January 31, 2002        July 31, 2001
--------------------------------------------------------------------------------
Equities                                              79.9%                75.0%
Preferred Stock                                        3.2%                 3.8%
  Foreign                                             81.3%                77.5%
Top 10 Equities                                       19.1%                25.3%
Number of Stocks                                        128                  117
Cash and Cash Equivalents                             16.9%                21.2%
--------------------------------------------------------------------------------

(1) All returns include reinvested dividends. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

                                   Janus Adviser Series / January 31, 2002  27

AVERAGE ANNUAL TOTAL RETURN
For the Periods Ended January 31, 2002 (unaudited)
--------------------------------------------------------------------------------
  1 Year                                                                (28.64)%
  5 Year                                                                   8.47%
  From Inception Date of Predecessor Fund 5/2/94                          12.43%
--------------------------------------------------------------------------------
Morgan Stanley Capital International EAFE Index
  1 Year                                                                (25.58)%
  5 Year                                                                   0.51%
  From Inception Date of Predecessor Fund 5/2/94                           2.01%
--------------------------------------------------------------------------------
In recent years returns have sustained significant gains and losses due to market volatility in the technology sector.

Foreign investing involves special risks such as currency fluctuations and political uncertainty.

Due to recent market volatility, the Fund may have an increased position in cash for temporary defensive purposes.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 877-335-2687 or visit janus.com for more current performance information.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains. All returns include reinvested net dividends. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

The Morgan Stanley Capital International EAFE Index is an international index measuring market performance of 20 countries in Europe, Australasia, and the Far East. It's divided into 8 economic sectors and 38 industry groups; managed by Morgan Stanley Capital International. The Fund may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

The Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of a portfolio of Janus Aspen Series into the Fund. Returns of the reorganized Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization. (The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of a different class of Janus Aspen Series, restated to reflect the fees and expenses of the Retirement Shares on May 1, 1997, ignoring any fee and expense limitations.)

Janus Capital Corporation, the Fund's adviser, has contractually agreed to waive a portion of the Fund's expenses. Without such waivers, the Fund's total return would have been lower.

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 79.9%
Advertising Services - 0.1%
      87,026    WPP Group PLC** .............................     $      843,127

Aerospace and Defense - 0.7%
     182,112    Embraer-Empresa Brasileira de
                   Aeronautica S.A. (ADR) ...................          3,997,358

Applications Software - 0.5%
       9,189    Infosys Technologies, Ltd. ..................            736,765
     372,219    Satyam Computer Services, Ltd. ..............          2,109,391

                                                                       2,846,156

Audio and Video Products - 2.0%
     264,400    Sony Corp.** ................................         11,602,191

Automotive - Cars and Light Trucks - 2.1%
      45,735    BMW A.G.** ..................................          1,669,490
   1,020,000    Nissan Motor Company, Ltd.** ................          5,436,635
     191,000    Toyota Motor Corp.** ........................          4,925,983

                                                                      12,032,108

Beverages - Wine and Spirits - 1.3%
     636,100    Diageo PLC** ................................          7,407,798

Brewery - 2.4%
      29,458    Heineken N.V.** .............................          1,133,653
     356,816    Interbrew S.A.** ............................          9,215,840
     553,000    Kirin Brewery Company, Ltd.** ...............          3,675,085

                                                                      14,024,578

Broadcast Services and Programming - 2.3%
     303,019    Grupo Televisa S.A. (ADR)*,** ...............         13,514,647

Building - Heavy Construction - 0.7%
      34,659    Technip-Coflexip S.A.** .....................          4,159,567

Cable Television - 1.3%
     369,773    Shaw Communications, Inc. - Class B** .......     $    7,457,454

Cellular Telecommunications - 5.2%
     221,920    America Movil S.A. de C.V.
                   - Series L (ADR)** .......................          4,394,016
   2,882,160    China Mobile, Ltd.*,** ......................          8,241,025
       1,003    NTT DoCoMo, Inc.** ..........................         10,497,102
     261,091    Rogers Communications, Inc. - Class B*,** ...          4,170,442
   1,330,043    Vodafone Group PLC** ........................          2,873,964

                                                                      30,176,549

Chemicals - Diversified - 0.4%
      50,198    Akzo Nobel N.V.** ...........................          2,153,509

Chemicals - Specialty - 0.7%
      75,902    Syngenta A.G.*,** ...........................          4,092,625

Commercial Banks - 0.6%
      10,680    Julius Baer Holding, Ltd.** .................          3,456,432

Computer Services - 1.3%
      21,646    Cap Gemini S.A.** ...........................          1,464,770
   2,079,063    Computershare, Ltd. .........................          3,560,741
     105,168    Tietoenator Oyj** ...........................          2,490,827

                                                                       7,516,338

Computers - 1.0%
  12,574,000    Legend Holdings, Ltd.** .....................          5,844,398

Consulting Services - 1.0%
     214,405    Accenture, Ltd.* ............................          5,527,361

Decision Support Software - 1.0%
     287,807    Thiel Logistik A.G.*,** .....................          5,723,777

See Notes to Schedules of Investments.

  28  Janus Adviser Series / January 31, 2002

                                                JANUS ADVISER INTERNATIONAL FUND

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Distribution and Wholesale - 0.1%
     676,000    Li & Fung, Ltd.** ...........................     $      866,772

Diversified Financial Services - 0.9%
      91,308    Deutsche Boerse A.G.**,+ ....................          3,223,013
     119,646    Euronext*,** ................................          2,134,309

                                                                       5,357,322

Diversified Operations - 3.9%
     570,727    BBA Group PLC** .............................          2,064,928
     262,008    Bombardier, Inc. - Class B** ................          2,422,079
      35,178    Siemens A.G.** ..............................          2,080,036
     189,635    Smiths Group PLC** ..........................          1,833,205
     411,845    Tyco International, Ltd. ....................         14,476,352

                                                                      22,876,600

Electronic Components - Miscellaneous - 1.6%
      52,005    Celestica, Inc. - New York Shares*,** .......          2,194,611
     116,715    Flextronics International, Ltd.* ............          2,591,073
     114,523    Koninklijke (Royal) Philips Electronics N.V.**         3,113,682
       5,350    Samsung Electronics** .......................          1,223,168

                                                                       9,122,534

Electronic Components - Semiconductors - 1.9%
     293,805    ARM Holdings PLC*,** ........................          1,361,976
      11,800    Rohm Company, Ltd.** ........................          1,542,809
     253,738    STMicroelectronics N.V.** ...................          7,853,329
      14,117    STMicroelectronics N.V. - New York Shares** .            442,003

                                                                      11,200,117

Electronic Security Devices - 1.0%
   2,507,682    Chubb PLC** .................................          6,025,012

Engineering - Research and Development - 0.3%
      45,041    Altran Technologies S.A.** ..................          2,006,724

Finance - Mortgage Loan Banker - 0.2%
      76,344    Housing Development Finance
                   Corporation, Ltd. ........................            996,630

Food - Diversified - 1.2%
      71,114    Orkla A.S.A. ................................          1,203,004
     102,526    Unilever N.V.** .............................          5,746,248

                                                                       6,949,252

Food - Retail - 2.3%
     392,377    Koninklijke Ahold N.V.** ....................         10,066,747
     753,330    Safeway PLC** ...............................          3,215,353

                                                                      13,282,100

Hotels and Motels - 1.3%
     159,185    Accor S.A.** ................................          5,618,952
      83,366    Fairmont Hotels and Resorts, Inc.** .........          1,969,639

                                                                       7,588,591

Human Resources - 1.0%
     626,287    Capita Group PLC** ..........................          3,761,827
     182,926    Vedior N.V.** ...............................          2,088,278

                                                                       5,850,105

Instruments - Controls - 0%
       1,245    Mettler-Toledo International, Inc.* .........             58,640

Insurance Brokers - 0.4%
      93,150    Willis Group Holdings, Ltd.* ................          2,494,557

Internet Security - 0.8%
     130,499    Check Point Software Technologies, Ltd.* ....     $    4,763,214

Investment Management and Advisory Services - 0.6%
      58,062    Amvescap PLC** ..............................            785,309
      44,957    MLP A.G.** ..................................          2,670,643

                                                                       3,455,952

Machinery - Electrical - 0.3%
      43,117    Schneider Electric S.A.** ...................          1,948,845

Medical - Biomedical and Genetic - 0%
       4,865    Cambridge Antibody Technology
                   Group PLC*,** ............................            110,012

Medical - Drugs - 6.9%
     171,719    AstraZeneca Group PLC** .....................          7,843,573
       3,110    Biovail Corp. - New York Shares*,** .........            146,108
      44,000    Eisai Company, Ltd.** .......................            999,923
     136,358    GlaxoSmithKline PLC** .......................          3,254,968
      32,762    Recordati S.p.A.** ..........................            681,736
      33,834    Roche Holding A.G.** ........................          2,248,287
      33,952    Sanofi-Synthelabo S.A.** ....................          2,274,125
      47,841    Schering A.G.** .............................          2,652,501
       5,112    Serono S.A. - Class B** .....................          4,091,272
     160,000    Takeda Chemical Industries, Ltd.** ..........          6,351,188
      63,925    Teva Pharmaceutical Industries, Ltd. (ADR) ..          3,963,350
     222,000    Yamanouchi Pharmaceutical
                   Company, Ltd.** ..........................          5,376,980

                                                                      39,884,011

Medical Products - 0.7%
     728,459    Smith & Nephew PLC** ........................          4,035,782

Metal - Aluminum - 0.1%
      15,492    Pechiney S.A.** .............................            824,262

Metal Processors and Fabricators - 0.9%
     386,551    Assa Abloy A.B. - Class B ...................          5,159,037

Money Center Banks - 2.5%
     802,105    Banco Bilbao Vizcaya Argentaria S.A.** ......          9,115,374
      15,606    Credit Suisse Group** .......................            599,424
     348,053    Standard Chartered PLC** ....................          3,770,458
      18,213    UBS A.G.** ..................................            824,575

                                                                      14,309,831

Multi-Line Insurance - 1.8%
     256,324    Aegon N.V.** ................................          5,980,368
      68,492    Axa** .......................................          1,265,432
      16,080    Zurich Financial Services A.G.** ............          3,142,166

                                                                      10,387,966

Multimedia - 0.4%
      51,865    Corus Entertainment, Inc. - Class B*,** .....          1,157,868
     117,580    News Corporation, Ltd. ......................            816,225
       6,795    News Corporation, Ltd. (ADR) ................            190,260

                                                                       2,164,353

Oil - Field Services - 1.6%
     221,924    Saipem S.p.A.** .............................          1,140,638
     140,140    Schlumberger, Ltd. ..........................          7,902,495

                                                                       9,043,133

Oil Companies - Exploration and Production - 0.3%
      47,585    Alberta Energy Company, Ltd.** ..............          1,864,295

See Notes to Schedules of Investments.

                                   Janus Adviser Series / January 31, 2002  29

JANUS ADVISER INTERNATIONAL FUND

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Oil Companies - Integrated - 5.3%
     109,644    Eni S.p.A.** ................................     $    1,431,045
     367,497    Husky Energy, Inc.** ........................          3,628,356
     224,902    PanCanadian Energy Corp.** ..................          6,046,247
      11,101    PanCanadian Energy Corp.
                   - New York Shares** ......................            295,287
      87,530    Petroleo Brasileiro S.A. (ADR) ..............          1,833,754
     142,890    Suncor Energy, Inc.** .......................          4,367,114
      93,842    Total Fina Elf** ............................         13,160,964

                                                                      30,762,767

Oil Refining and Marketing - 0.2%
     128,000    TonenGeneral Sekiyu K.K.** ..................            889,884

Optical Supplies - 0.5%
      50,000    Hoya Corp.** ................................          2,874,331

Petrochemicals - 1.0%
     931,548    Reliance Industries, Ltd. ...................          5,753,484

Property and Casualty Insurance - 0.1%
     120,000    Tokio Marine & Fire Insurance
                   Company, Ltd.** ..........................            846,825

Publishing - Books - 1.0%
     394,177    Elsevier N.V.** .............................          4,608,509
     124,161    Reed International PLC** ....................          1,020,402

                                                                       5,628,911

Publishing - Newspapers - 0.8%
     392,874    Pearson PLC** ...............................          4,541,958

Publishing - Periodicals - 0.6%
     172,952    Wolters Kluwer N.V.** .......................          3,598,915

Reinsurance - 1.4%
      15,976    Muenchener Rueckversicherungs
                   - Gesellschaft A.G.** ....................          3,772,795
      49,332    Swiss Re** ..................................          4,466,912

                                                                       8,239,707

Security Services - 1.1%
     336,543    Securitas A.B. - Class B ....................          6,326,216

Semiconductor Components/Integrated Circuits - 0.3%
     725,000    Taiwan Semiconductor Manufacturing
                   Company, Ltd.* ...........................          1,814,118

Semiconductor Equipment - 0.8%
      57,990    ASM Lithography Holding N.V.*,** ............          1,076,893
      98,060    ASM Lithography Holding N.V.
                   - New York Shares*,** ....................          1,858,237
      28,000    Tokyo Electron, Ltd.** ......................          1,433,802

                                                                       4,368,932

Soap and Cleaning Preparations - 1.5%
     592,511    Reckitt Benckiser PLC** .....................          8,675,463

Telecommunication Equipment - 1.4%
     603,410    Datacraft Asia, Ltd. ........................          1,387,843
     216,378    Nokia Oyj** .................................          4,979,450
      80,158    Nokia Oyj (ADR)** ...........................          1,879,705

                                                                       8,246,998

Telecommunication Services - 1.6%
     254,987    Amdocs, Ltd.*,** ............................          9,243,279

Telephone - Integrated - 2.2%
     390,382    Telefonica S.A.*,** .........................     $    4,587,666
     214,115    Telefonos de Mexico S.A. (ADR)** ............          8,222,016

                                                                      12,809,682

Television - 1.2%
   1,634,000    Television Broadcasts, Ltd.** ...............          7,039,627

Tobacco - 0.9%
         758    Japan Tobacco, Inc.** .......................          4,045,832
     183,166    Korea Tobacco & Ginseng Corp.*,**,+ .........          1,108,154

                                                                       5,153,986

Transportation - Railroad - 0.4%
      17,117    Canadian National Railway Co.** .............            835,845
      29,255    Canadian National Railway Co.
                   - New York Shares** ......................          1,429,399

                                                                       2,265,244
--------------------------------------------------------------------------------
Total Common Stock (cost $508,812,611) ......................        464,081,949
--------------------------------------------------------------------------------
Preferred Stock - 3.2%
Automotive - Cars and Light Trucks - 1.7%
      25,094    Porsche A.G.** ..............................         10,153,999

Multimedia - 0.1%
      62,248    News Corporation, Ltd. ......................            366,512

Oil Companies - Integrated - 1.4%
     397,477    Petroleo Brasileiro S.A. (ADR) ..............          8,100,581
--------------------------------------------------------------------------------
Total Preferred Stock (cost $17,905,452) ....................         18,621,092
--------------------------------------------------------------------------------
Rights - 0%
Telephone - Integrated - 0%
     390,382    Telefonica S.A.*,** (cost $0) ...............             90,745
--------------------------------------------------------------------------------
Repurchase Agreement - 3.5%
$ 20,200,000    ABN AMRO Bank N.V., 1.92%
                   dated 1/31/02, maturing 2/1/02
                   to be repurchased at $20,201,077
                   collateralized by $15,093,634
                   in U.S. Government Agencies
                   0%-7.50%, 10/10/02-11/25/31
                   $18,263,460 in Collateralized
                   Mortgage Obligations, 2.01%-8.25%
                   10/25/22-12/25/40,AAA; with
                   respective values of $8,605,572
                   and $11,998,428 (cost $20,200,000) .......         20,200,000
--------------------------------------------------------------------------------
Short-Term Corporate Note - 4.3%
                Deutsche Bank Financial, Inc.
  25,000,000       1.74%, 4/9/02 (cost $24,919,042) .........         24,917,000
--------------------------------------------------------------------------------
U.S. Government Agency - 3.4%
                Fannie Mae
  20,000,000       1.92%, 4/18/02 (cost $19,918,933) ........         19,925,000
--------------------------------------------------------------------------------
Total Investments (total cost $591,756,038) - 94.3% .........        547,835,786
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 5.7%         33,325,449
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................     $  581,161,235
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

  30  Janus Adviser Series / January 31, 2002

Summary of Investments by Country, January 31, 2002

Country                        % of Investment Securities           Market Value
--------------------------------------------------------------------------------
Australia                                            0.9%         $    4,933,738
Belgium                                              1.7%              9,215,840
Bermuda                                              3.7%             20,003,713
Brazil                                               2.5%             13,931,693
Canada                                               6.9%             37,984,744
Finland                                              1.7%              9,349,982
France                                               6.0%             32,723,641
Germany                                              4.8%             26,222,477
Hong Kong                                            4.0%             21,991,822
India                                                1.8%              9,596,270
Israel                                               1.6%              8,726,564
Italy                                                0.6%              3,253,419
Japan                                               11.0%             60,498,570
Luxembourg                                           1.0%              5,723,777
Mexico                                               4.8%             26,130,679
Netherlands                                          8.0%             43,559,348
Norway                                               0.2%              1,203,004
Singapore                                            0.7%              3,978,916
South Korea                                          0.4%              2,331,322
Spain                                                2.5%             13,793,785
Sweden                                               2.1%             11,485,253
Switzerland                                          5.7%             31,217,025
Taiwan                                               0.3%              1,814,118
United Kingdom                                      13.3%             72,668,394
United States++                                     13.8%             75,497,692
--------------------------------------------------------------------------------
Total                                              100.0%         $  547,835,786

++Includes Short-Term Securities (1.9% excluding Short-Term Securities)

Forward Currency Contracts, Open at January 31, 2002

Currency Sold and                  Currency            Currency       Unrealized
Settlement Date                  Units Sold     Value in $ U.S.      Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 4/26/02             6,700,000      $    9,420,833    $      72,646
British Pound 5/10/02            10,000,000          14,049,354          210,801
British Pound 5/24/02             6,600,000           9,265,346          298,054
Canadian Dollar 6/21/02           7,200,000           4,524,934           21,684
Euro 4/26/02                     25,500,000          21,869,352          820,355
Euro 5/10/02                     28,350,000          24,300,372          748,328
Euro 5/24/02                     20,400,000          17,477,287          815,598
Euro 6/21/02                      2,500,000           2,139,693           64,791
Hong Kong Dollar 2/7/02         156,600,000          20,078,858              418
Japanese Yen 4/26/02          1,910,000,000          14,342,632        1,220,743
Japanese Yen 5/10/02            100,000,000             751,522           10,638
Japanese Yen 5/24/02          1,650,000,000          12,410,165        1,229,207
Japanese Yen 6/21/02          2,380,000,000          17,929,776          740,169
Mexican Peso 4/26/02             41,000,000           4,413,387        (162,083)
South Korean Won
   7/16/02                    2,450,000,000           1,839,339         (14,184)
Swiss Franc 4/26/02              17,700,000          10,349,162          344,507
--------------------------------------------------------------------------------
Total                                            $  185,162,012    $   6,421,672

See Notes to Schedules of Investments.

                                   Janus Adviser Series / January 31, 2002  31

JANUS ADVISER WORLDWIDE FUND

[PHOTO]
Helen Young Hayes
portfolio manager

[PHOTO]
Laurence Chang
portfolio manager

For the six-month period ended January 31, 2002, Janus Adviser Worldwide Fund declined 10.30%, compared with the 8.62% loss recorded by its benchmark, the Morgan Stanley Capital International World Index.(1)

Our performance reflects what was a very difficult investing environment during the period. Most notable were declines in economic growth around the world - particularly in the U.S. - and a collapse in corporate profitability. Although the major economies of Europe and, to a lesser extent, Asia, were able to sidestep much of the U.S.-led weakness in early 2001, at year-end it was clear that the economic malaise that began with the U.S. corporate sector had spread overseas. By then, Japan had slumped even deeper into its decade-long economic malaise, and the yen had weakened. Meanwhile, there was little positive news in the emerging markets, with Latin America hurt by the political and economic turmoil in Argentina, and with many high-tech dependent Asian economies suffering from a decline in these industries. Most European economies proved vulnerable to the faltering U.S. economy. The collapse of Enron, resulting in the largest bankruptcy in U.S. history, contributed to overall investor nervousness. Stock prices in nearly all major global markets declined in response.

Despite this challenging backdrop, several of our holdings continued to perform well, including U.S.-based healthcare giants Johnson & Johnson and Pfizer. In addition to the relative insulation from swings in the economic cycle enjoyed by many of its products, Johnson & Johnson has also benefited from its efforts to market a drug-coated cardiac stent. In clinical tests, the company's heparin-coated stent was shown to reduce arterial scarring in heart patients for periods of up to 200 days, thereby significantly reducing the need for additional surgery. The new device promises to emerge as a significant and recurring source of cash in 2002 and 2003. Meanwhile, Pfizer continues to enjoy strong sales of its cholesterol drug, Lipitor, which helped boost the company's fourth-quarter revenue.

Stocks that worked against us included Koninklijke Ahold N.V., a leading Dutch food retailer that manages supermarkets worldwide. Although supermarkets tend to perform well in any economy, Ahold's stock underperformed because of fears of weakness in its food service business. However, management's commitment to improving the company's cash generation and return on investment has led us to conclude that the potential of its food service business is underappreciated by investors.

Another stock that declined was Tyco International. The post-Enron environment has been one of hypersensitivity to any company with complex financial statements and high degrees of financial leverage. Tyco falls into this category, and its stock price has declined as a result. Additionally, the company's financial services subsidiary has seen its funding costs increase due to the decline in its stock. Despite these factors, we remain focused on Tyco's free cash flow as well as its solid underlying businesses and remain positive on the company.

During the period, we added a number of more modestly valued stocks in a wide variety of industries, including healthcare, consumer staples and financial services. These moves helped support our performance, and stocks like Diageo, the U.K.-based spirits company, easily outperformed the broader markets, as investors sought the relative safety and stability of earnings these types of companies can provide in times of economic turmoil.

We also continued to look for opportunities to put cash to work in stocks that should benefit from an improved global economy. For example, we used the late-September correction in consumer stocks to add positions in auto makers Toyota Motor Corp. and Nissan Motor Company. Toyota continues to gain market share while reducing its manufacturing costs, and Nissan's ongoing restructuring has helped improve its long-term profitability. Also benefiting these companies was a weaker yen, which has reduced the U.S. dollar cost of the vehicles.

While we have sought to position the Fund to benefit from economic recovery in 2002, we have tried to maintain a well-diversified portfolio that balances sector risk and allows us to use our stock selection to identify holdings that we believe will outperform. Given the world's lingering economic and political uncertainties, we have chosen to focus on companies that offer upside potential as well as revenue and earnings stability that can help them weather any kind of environment.

Thank you for your continued investment in Janus Adviser Worldwide Fund.

Portfolio Asset Mix
(% of Net Assets)                          January 31, 2002        July 31, 2001
--------------------------------------------------------------------------------
Equities                                              86.1%                81.6%
Preferred Stock                                        2.0%                 1.3%
  Foreign                                             48.3%                50.3%
Top 10 Equities                                       20.0%                24.4%
Number of Stocks                                        139                  130
Cash and Cash Equivalents                             11.9%                17.1%
--------------------------------------------------------------------------------

(1) All returns include reinvested dividends. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

  32  Janus Adviser Series / January 31, 2002

AVERAGE ANNUAL TOTAL RETURN
For the Periods Ended January 31, 2002 (unaudited)
--------------------------------------------------------------------------------
  1 Year                                                                (27.08)%
  5 Year                                                                   9.17%
  From Inception Date of Predecessor Fund 9/13/93                         14.74%
--------------------------------------------------------------------------------
Morgan Stanley Capital International World Index
  1 Year                                                                (20.88)%
  5 Year                                                                   4.47%
  From Inception Date of Predecessor Fund 9/13/93                          7.43%
--------------------------------------------------------------------------------

In recent years returns have sustained significant gains and losses due to market volatility in the technology sector.

Foreign investing involves special risks such as currency fluctuations and political uncertainty.

Due to recent market volatility, the Fund may have an increased position in cash for temporary defensive purposes.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 877-335-2687 or visit janus.com for more current performance information.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains. All returns include reinvested net dividends. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

The Morgan Stanley Capital International World Index is a world index measuring market performance in 22 countries, including the US. It's weighted by both country and industry and is divided into 8 economic sectors and 38 industry groups; managed by Morgan Stanley Capital International. The Fund may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

The Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of a portfolio of Janus Aspen Series into the Fund. Returns of the reorganized Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization. (The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of a different class of Janus Aspen Series, restated to reflect the fees and expenses of the Retirement Shares on May 1, 1997, ignoring any fee and expense limitations.)

Janus Capital Corporation, the Fund's adviser, has contractually agreed to waive a portion of the Fund's expenses. Without such waivers, the Fund's total return would have been lower.

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 86.1%
Advertising Agencies - 0.3%
     113,755    Interpublic Group of Companies, Inc. ........     $    3,284,107

Advertising Services - 0%
      45,085    WPP Group PLC** .............................            436,793

Aerospace and Defense - 1.5%
      86,040    Boeing Co. ..................................          3,523,338
      70,770    General Dynamics Corp. ......................          6,338,161
      28,835    Northrop Grumman Corp. ......................          3,218,274
     114,880    Raytheon Co. ................................          4,396,458

                                                                      17,476,231

Applications Software - 1.2%
     210,245    Microsoft Corp.* ............................         13,394,709

Audio and Video Products - 1.7%
     434,100    Sony Corp.** ................................         19,048,832

Automotive - Cars and Light Trucks - 2.1%
     223,677    BMW A.G.** ..................................          8,165,007
   1,109,000    Nissan Motor Company, Ltd.** ................          5,911,008
     392,000    Toyota Motor Corp.** ........................         10,109,871

                                                                      24,185,886

Beverages - Non-Alcoholic - 0.2%
      63,920    Coca-Cola Co. ...............................          2,796,500

Beverages - Wine and Spirits - 1.3%
   1,242,219    Diageo PLC** ................................         14,466,447

Brewery - 0.2%
      63,638    Heineken N.V.** .............................          2,449,026

Broadcast Services and Programming - 3.2%
     458,090    Clear Channel Communications, Inc.* .........         21,090,463
     361,396    Grupo Televisa S.A. (ADR)*,** ...............         16,118,261

                                                                      37,208,724

Cable Television - 1.7%
     397,508    Comcast Corp. - Special Class A* ............     $   14,123,459
     197,375    USA Networks, Inc.* .........................          5,642,951

                                                                      19,766,410

Cellular Telecommunications - 3.4%
     385,935    AT&T Wireless Services, Inc.* ...............          4,438,252
   4,045,685    China Mobile, Ltd.*,** ......................         11,567,919
       1,718    NTT DoCoMo, Inc.** ..........................         17,980,081
   2,186,099    Vodafone Group PLC** ........................          4,723,734

                                                                      38,709,986

Chemicals - Diversified - 0.5%
      76,052    Akzo Nobel N.V.** ...........................          3,262,653
      86,027    Bayer A.G.** ................................          2,740,349

                                                                       6,003,002

Computer Services - 1.3%
      35,245    BISYS Group, Inc.* ..........................          2,170,035
     170,700    Electronic Data Systems Corp. ...............         10,687,527
      60,230    SunGard Data Systems, Inc.* .................          1,806,298

                                                                      14,663,860

Computers - 0.6%
      62,680    IBM Corp. ...................................          6,762,545

Cosmetics and Toiletries - 0.7%
     243,415    Estee Lauder Companies, Inc. - Class A ......          7,862,305

Data Processing and Management - 1.1%
      36,790    Automatic Data Processing, Inc. .............          1,986,660
      57,280    First Data Corp. ............................          4,738,774
     129,262    Fiserv, Inc.* ...............................          5,485,879

                                                                      12,211,313

Diversified Financial Services - 3.0%
     724,586    Citigroup, Inc. .............................         34,345,376

See Notes to Schedules of Investments.

                                   Janus Adviser Series / January 31, 2002  33

JANUS ADVISER WORLDWIDE FUND

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Diversified Operations - 5.6%
     276,830    Cendant Corp.* ..............................     $    4,838,988
     525,515    General Electric Co. ........................         19,522,882
     207,510    Honeywell International, Inc. ...............          6,974,411
     933,610    Tyco International, Ltd. ....................         32,816,392

                                                                      64,152,673

Electronic Components - Miscellaneous - 1.2%
      77,720    Celestica, Inc. - New York Shares*,** .......          3,279,784
     243,400    Flextronics International, Ltd.* ............          5,403,480
      21,690    Samsung Electronics** .......................          4,958,974

                                                                      13,642,238

Electronic Components - Semiconductors - 2.0%
      18,100    Rohm Company, Ltd.** ........................          2,366,513
     439,072    STMicroelectronics N.V.** ...................         13,589,516
     240,117    STMicroelectronics N.V.
                   - New York Shares** ......................          7,518,063

                                                                      23,474,092

Enterprise Software/Services - 0.6%
     282,035    Oracle Corp.* ...............................          4,867,924
      12,538    SAP A.G.** ..................................          1,748,689

                                                                       6,616,613

Entertainment Software - 0.3%
      72,025    Electronic Arts, Inc.* ......................          3,822,367

Fiduciary Banks - 2.1%
     259,585    Bank of New York Company, Inc. ..............         10,637,793
     100,055    Mellon Financial Corp. ......................          3,842,112
      90,950    Northern Trust Corp. ........................          5,310,571
      83,185    State Street Corp. ..........................          4,473,689

                                                                      24,264,165

Finance - Credit Card - 0.6%
     186,023    American Express Co. ........................          6,668,925

Finance - Investment Bankers/Brokers - 1.0%
      93,095    Goldman Sachs Group, Inc. ...................          8,097,403
     101,195    J.P. Morgan Chase & Co. .....................          3,445,690

                                                                      11,543,093

Finance - Mortgage Loan Banker - 0.8%
     109,305    Fannie Mae ..................................          8,848,240

Food - Diversified - 1.3%
     272,309    Unilever N.V.** .............................         15,262,031

Food - Retail - 1.7%
     660,338    Koninklijke Ahold N.V.** ....................         16,941,502
     712,796    Safeway PLC** ...............................          3,042,347

                                                                      19,983,849

Food - Wholesale/Distribution - 0.3%
     112,760    SYSCO Corp. .................................          3,339,951

Human Resources - 0.2%
     345,869    Capita Group PLC** ..........................          2,077,481

Insurance Brokers - 0.8%
      94,825    Marsh & McLennan Companies, Inc. ............          9,657,926

Internet Security - 0.7%
     232,480    Check Point Software Technologies, Ltd.* ....          8,485,520

Life and Health Insurance - 1.0%
     121,425    CIGNA Corp. .................................         11,171,100

Machinery - Electrical - 0.4%
     102,945    Schneider Electric S.A.** ...................          4,653,009

Medical - Biomedical and Genetic - 0.7%
      98,385    Amgen, Inc.* ................................     $    5,460,368
      34,150    Genentech, Inc.* ............................          1,688,718
      48,194    Human Genome Sciences, Inc.* ................          1,355,697

                                                                       8,504,783

Medical - Drugs - 10.2%
     149,020    Abbott Laboratories .........................          8,598,454
     123,645    American Home Products Corp. ................          7,994,886
     235,813    AstraZeneca Group PLC** .....................         10,771,181
     538,883    GlaxoSmithKline PLC** .......................         12,863,544
      20,150    OSI Pharmaceuticals, Inc.* ..................            807,814
     627,600    Pfizer, Inc. ................................         26,152,092
      67,186    Roche Holdings A.G.** .......................          4,464,545
      83,441    Sanofi-Synthelabo S.A.** ....................          5,588,927
      67,691    Sepracor, Inc.* .............................          3,341,228
       5,587    Serono S.A. - Class B** .....................          4,471,428
     351,000    Takeda Chemical Industries, Ltd.** ..........         13,932,919
     172,360    Teva Pharmaceutical Industries, Ltd. (ADR) ..         10,686,320
     310,000    Yamanouchi Pharmaceutical
                   Company, Ltd.** ..........................          7,508,396

                                                                     117,181,734

Medical - HMO - 0.2%
      36,720    UnitedHealth Group, Inc. ....................          2,730,132

Medical Instruments - 1.1%
     260,741    Medtronic, Inc. .............................         12,846,709

Medical Products - 0.7%
      33,565    Baxter International, Inc. ..................          1,873,934
      99,079    Johnson & Johnson ...........................          5,698,033

                                                                       7,571,967

Metal Processors and Fabricators - 0.9%
     738,186    Assa Abloy A.B. - Class B ...................          9,852,073

Money Center Banks - 2.1%
     996,074    Banco Bilbao Vizcaya Argentaria S.A.** ......         11,319,699
      66,086    Credit Suisse Group** .......................          2,538,354
     599,440    Standard Chartered PLC** ....................          6,493,732
      94,032    UBS A.G.** ..................................          4,257,203

                                                                      24,608,988

Mortgage Banks - 0.4%
     275,255    Abbey National PLC** ........................          4,065,418

Multi-Line Insurance - 0.9%
     257,367    Aegon N.V.** ................................          6,004,703
     135,665    Allstate Corp. ..............................          4,376,553

                                                                      10,381,256

Multimedia - 4.6%
     399,844    AOL Time Warner, Inc.* ......................         10,519,896
     136,685    McGraw-Hill Companies, Inc. .................          8,758,775
     280,520    News Corporation, Ltd. ......................          1,947,334
      14,015    News Corporation, Ltd. (ADR) ................            392,420
     477,719    Viacom, Inc. - Class B* .....................         19,103,983
     571,510    Walt Disney Co. .............................         12,036,001

                                                                      52,758,409

Networking Products - 0.3%
     148,985    Cisco Systems, Inc.* ........................          2,946,923

Oil - Field Services - 0.4%
      77,685    Schlumberger, Ltd. ..........................          4,380,657

Oil Companies - Exploration and Production - 0.5%
     122,130    Anadarko Petroleum Corp. ....................          6,000,247

See Notes to Schedules of Investments.

  34  Janus Adviser Series / January 31, 2002

Shares or Principal Amount                                          Market Value
================================================================================
Oil Companies - Integrated - 4.8%
   1,093,724    BP Amoco PLC** ..............................     $    8,444,015
     219,110    ENI S.p.A.** ................................          2,859,768
     336,055    PanCanadian Energy Corp.** ..................          9,034,475
      12,479    PanCanadian Energy Corp.
                   - New York Shares** ......................            331,941
  24,324,000    PetroChina Company, Ltd.** ..................          4,459,943
     317,790    Petroleo Brasileiro S.A. (ADR) ..............          6,657,701
     228,457    Repsol - YPF S.A.** .........................          2,733,938
      42,359    Royal Dutch Petroleum Co.** .................          2,093,278
     131,172    Total Fina Elf** ............................         18,396,346

                                                                      55,011,405

Optical Supplies - 0.2%
      42,600    Hoya Corp.** ................................          2,448,930

Petrochemicals - 0.4%
     665,342    Reliance Industries, Ltd. ...................          4,109,326

Property and Casualty Insurance - 0.2%
     283,000    Tokio Marine & Fire Insurance
                   Company, Ltd.** ..........................          1,997,096

Publishing - Books - 0.6%
     368,298    Elsevier N.V.** .............................          4,305,945
     279,954    Reed International PLC** ....................          2,300,768

                                                                       6,606,713

Publishing - Newspapers - 0.4%
     441,572    Pearson PLC** ...............................          5,104,948

Publishing - Periodicals - 0.7%
     385,150    Wolters Kluwer N.V.** .......................          8,014,490

Reinsurance - 1.5%
      21,165    Muenchener Rueckversicherungs
                   - Gesellschaft A.G.** ....................          4,998,198
     132,178    Swiss Re** ..................................         11,968,448

                                                                      16,966,646

Retail - Discount - 1.6%
      36,545    Costco Wholesale Corp.* .....................          1,681,070
     112,485    Target Corp. ................................          4,995,459
     194,775    Wal-Mart Stores, Inc. .......................         11,682,605

                                                                      18,359,134

Retail - Drug Store - 0.4%
     140,460    Walgreen Co. ................................          5,095,889

Security Services - 1.0%
     604,855    Securitas A.B. - Class B ....................         11,369,850

Semiconductor Components/Integrated Circuits - 0.7%
   2,978,000    Taiwan Semiconductor Manufacturing
                   Company, Ltd.*,** ........................          7,451,645

Semiconductor Equipment - 0.9%
      80,285    Applied Materials, Inc.* ....................          3,504,440
     189,465    ASM Lithography Holding N.V.*,** ............          3,518,427
     179,749    ASM Lithography Holding N.V.
                   - New York Shares*,** ....................          3,406,244

                                                                      10,429,111

Soap and Cleaning Preparations - 0.4%
     278,645    Reckitt Benckiser PLC** .....................          4,079,881

Telecommunication Equipment - 1.3%
      36,180    Comverse Technology, Inc.* ..................            773,167
     194,150    Nokia Oyj** .................................          4,467,923
     426,840    Nokia Oyj (ADR)** ...........................         10,009,398

                                                                      15,250,488

Telecommunication Services - 1.0%
     321,205    Amdocs, Ltd.*,** ............................     $   11,643,681

Telephone - Integrated - 1.6%
     250,951    Telefonica S.A.*,** .........................          2,949,110
     405,284    Telefonos de Mexico S.A. (ADR)** ............         15,562,906

                                                                      18,512,016

Tobacco - 0.5%
     116,810    Philip Morris Companies, Inc. ...............          5,853,349

Transportation - Services - 0.3%
      52,405    United Parcel Service, Inc. - Class B .......          3,012,239
--------------------------------------------------------------------------------
Total Common Stock (cost $1,029,872,000) ....................        987,881,458
--------------------------------------------------------------------------------
Preferred Stock - 2.0%
Automotive - Cars and Light Trucks - 0.6%
      16,156    Porsche A.G.** ..............................          6,537,340

Multimedia - 0.1%
     128,375    News Corporation, Ltd. ......................            755,862

Oil Companies - Integrated - 1.3%
     771,193    Petroleo Brasileiro S.A. (ADR) ..............         15,716,913
--------------------------------------------------------------------------------
Total Preferred Stock (cost $23,913,650) ....................         23,010,115
--------------------------------------------------------------------------------
Rights - 0%
Telephone - Integrated - 0%
     250,951    Telefonica S.A.*,** (cost $0) ...............             58,334
--------------------------------------------------------------------------------
Repurchase Agreement - 7.2%
$ 83,000,000    ABN AMRO Bank N.V., 1.92%
                   dated 1/31/02, maturing 2/1/02
                   to be repurchased at $83,004,427
                   collateralized by $62,018,397
                   in U.S. Government Agencies
                   0%-7.50%, 10/10/02-11/25/31
                   $75,042,930 in Collateralized
                   Mortgage Obligations, 2.01%-8.25%
                   10/25/22-12/25/40, AAA; with
                   respective values of $35,359,529
                   and $49,300,471 (cost $83,000,000) .......         83,000,000
--------------------------------------------------------------------------------
U.S. Government Agencies - 3.1%
                Fannie Mae
  10,000,000       1.92%, 4/18/02 ...........................          9,962,500
                Federal Home Loan Bank System:
  15,000,000       1.95%, 2/4/02 ............................         14,997,775
  10,000,000       1.95%, 5/1/02 ............................          9,962,500
--------------------------------------------------------------------------------
Total U.S. Government Agencies (cost $34,909,033) ...........         34,922,775
--------------------------------------------------------------------------------
Total Investments (total cost $1,171,694,683) - 98.4% .......      1,128,872,682
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 1.6%         18,892,094
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................     $1,147,764,776
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

                                   Janus Adviser Series / January 31, 2002  35

JANUS ADVISER WORLDWIDE FUND

Summary of Investments by Country, January 31, 2002

Country                        % of Investment Securities           Market Value
--------------------------------------------------------------------------------
Australia                                            0.3%         $    3,095,616
Bermuda                                              2.9%             32,816,392
Brazil                                               2.0%             22,374,614
Canada                                               1.1%             12,646,200
Finland                                              1.3%             14,477,321
France                                               2.5%             28,638,282
Germany                                              2.1%             24,189,583
Hong Kong                                            1.4%             16,027,862
India                                                0.4%              4,109,326
Israel                                               1.7%             19,171,840
Italy                                                0.3%              2,859,768
Japan                                                7.2%             81,303,646
Mexico                                               2.8%             31,681,167
Netherlands                                          5.8%             65,258,299
Singapore                                            0.5%              5,403,480
South Korea                                          0.4%              4,958,974
Spain                                                1.5%             17,061,081
Sweden                                               1.9%             21,221,923
Switzerland                                          4.3%             48,807,557
Taiwan                                               0.7%              7,451,645
United Kingdom                                       8.0%             90,513,970
United States++                                     50.9%            574,804,136
--------------------------------------------------------------------------------
Total                                              100.0%         $1,128,872,682

++Includes Short-Term Securities (40.5% excluding Short-Term Securities)

Forward Currency Contracts, Open at January 31, 2002

Currency Sold and                  Currency            Currency       Unrealized
Settlement Date                  Units Sold     Value in $ U.S.      Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 4/26/02             6,200,000      $    8,717,785    $      85,683
British Pound 5/10/02            11,500,000          16,156,757          204,263
British Pound 5/24/02             9,250,000          12,985,523          417,727
Canadian Dollar 2/7/02              480,000             301,851            7,527
Canadian Dollar 6/21/02           1,400,000             879,848              973
Euro 4/26/02                     18,000,000          15,437,189          607,737
Euro 5/10/02                     16,800,000          14,400,220          443,453
Euro 5/24/02                     37,800,000          32,384,384        1,373,285
Euro 6/21/02                      9,400,000           8,045,246          195,314
Hong Kong Dollar 2/7/02         106,100,000          13,603,875              325
Japanese Yen 4/26/02          3,910,000,000          29,361,096        2,511,295
Japanese Yen 5/10/02            700,000,000           5,260,656           73,865
Japanese Yen 5/24/02          2,625,000,000          19,743,444        2,030,150
Japanese Yen 6/21/02            900,000,000           6,780,168           19,444
Mexican Peso 4/26/02             30,000,000           3,229,308        (118,598)
South Korean Won
  7/16/02                     5,100,000,000           3,828,829          (8,636)
Swiss Franc 4/26/02              21,600,000          12,629,486          417,204
Swiss Franc 6/21/02                 600,000             350,971            8,526
--------------------------------------------------------------------------------
Total                                            $  204,096,636    $   8,269,537

See Notes to Schedules of Investments.

  36  Janus Adviser Series / January 31, 2002

                                                 JANUS ADVISER GLOBAL VALUE FUND

[PHOTO]
Jason Yee
portfolio manager

Janus Adviser Global Value Fund gained 5.41% for the six-month period ended January 31, 2002, outperforming its benchmark, the Morgan Stanley Capital International World Index, which lost 8.62%.(1) As the Fund's investment horizon is 2-3 years, semiannual results represent but a single step towards achieving the Fund's objective of providing good absolute returns, over time, with minimal risk to capital.

In the aftermath of the September 11th tragedy, the world may be irrevocably changed but the financial markets have seemingly returned to an almost disquieting sense of normalcy. The sharp rebound at year-end in the equity markets reflects this renewed sense of optimism and the enduring resilience of global business and finance. Yet the current state of the world economies does warrant a certain degree of caution. The U.S. economy continues to be sluggish with few clear signs of sustainable improvement, many parts of Europe remain on the brink of recession, and Japan continues to be mired in its own protracted economic and political woes. Many emerging markets are hardly faring any better, as Argentina and other developing nations are embroiled in social, political and economic disarray. And so, as is often the case, the world economic outlook is fraught with many more questions than answers. In the face of this global uncertainty, it becomes increasingly critical to explore and anticipate a wide range of scenarios rather than coming to a single, and likely misguided, conclusion.

In the weeks following the terrorist attacks, the market offered us some outstanding investment opportunities, and fortunately we were able to put a lot of capital to work at these distressed prices. Typical of the kind of companies we purchased at this time was Granada PLC. Granada is a television broadcasting and production company in the United Kingdom with a significant ownership in ITV, one of the leading network television channels. Media is an industry that we have always viewed favorably, as it is often characterized by attractive competitive dynamics and strong free cash flow generation. The problem is that in recent years, we've found that these businesses have rarely been reasonably valued. We originally had started to focus on Granada in early August as its price declined on concerns of the weakening global economy and advertising environment. While the business operations and management team were sufficiently impressive, the valuation still was not compelling enough to warrant investment. But in the wake of the September 11th events, the stock price dropped significantly from our initial analysis, providing us with the opportunity to invest at an attractive level.

Another good example was Hilton Hotels, the hotel and lodging group. As a result of the terrorist attacks and its consequent effect on travel patterns, we knew the company's operating environment would be difficult over the short- to medium-term. We also realized that the exact timing of a recovery was essentially unpredictable. So, confronted with decreased cash flow and earnings on top of an uncertain future, our calculation of the company's intrinsic value quickly became conservative. However, when the stock reached $7.00 per share, it was trading well below even our most conservative estimates. Moreover, at that price, the equity markets were valuing Hilton at a significant discount to the replacement cost of their assets, or what it would cost to rebuild the hotel properties. Thus, in our opinion, the company's valuation was compelling by all measures and offered a good margin of safety. We will continue to revisit our analysis of Hilton as the outlook for the travel industry and U.S. economy changes, but over time, would expect the stock to move even closer toward its intrinsic value.

I highlight these two examples to emphasize that rather than trying to predict the future, we are simply attempting to prepare for and respond to its uncertainty. We do this by searching the globe for well-managed companies that can thrive even in the context of difficult economic conditions. We do this by navigating through all the fear and uncertainty in the markets and valuing companies based on their fundamental business economics. We do this by taking advantage of volatile stock prices and purchasing these businesses at significant discounts to their intrinsic worth. And, in doing so, we believe we are creating a compelling risk/reward profile for each individual holding as well as for the Fund overall.

Thank you for your continued support of Janus Adviser Global Value Fund.

Portfolio Asset Mix
(% of Net Assets)                          January 31, 2002        July 31, 2001
--------------------------------------------------------------------------------
Equities                                              86.7%                70.0%
  Foreign                                             51.2%                37.6%
  European                                            35.5%                24.3%
Top 10 Equities                                       35.8%                37.5%
Number of Stocks                                         36                   23
Cash and Cash Equivalents                             13.3%                30.0%
--------------------------------------------------------------------------------

(1) All returns include reinvested net dividends. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

                                   Janus Adviser Series / January 31, 2002  37

JANUS ADVISER GLOBAL VALUE FUND

Cumulative Total Return
For the Period Ended January 31, 2002 (unaudited)
--------------------------------------------------------------------------------
  From Inception Date 5/1/01                                               3.62%
--------------------------------------------------------------------------------
Morgan Stanley Capital International World Index
  From Inception Date 5/1/01                                            (13.82)%
--------------------------------------------------------------------------------
This Fund is designed for long-term investors who can accept the special risks associated with value investing and having significant exposure to foreign markets (which include risks such as currency fluctuation and political uncertainty).

A portfolio's performance for very short time periods may not be indicative of future performance. Concentration may lead to greater price volatility.

Due to recent market volatility, the Fund may have an increased position in cash for temporary defensive purposes.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 877-335-2687 or visit janus.com for more current performance information.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains.

The Morgan Stanley Capital International World Index is a world index measuring market performance in 22 countries, including the US. It's weighted by both country and industry and is divided into 8 economic sectors and 38 industry groups; managed by Morgan Stanley Capital International. The Portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Janus Capital Corporation, the Fund's adviser, has contractually agreed to waive a portion of the Fund's expenses. Without such waivers, the Fund's total return would have been lower.

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 86.7%
Advertising Services - 3.3%
       7,621    WPP Group PLC** .............................     $       73,834

Aerospace and Defense - 2.6%
         222    Dassault Aviation S.A.** ....................             59,727

Automotive - Cars and Light Trucks - 2.1%
       9,000    Nissan Motor Company, Ltd.** ................             47,970

Beverages - Wine and Spirits - 3.0%
       5,753    Diageo PLC** ................................             66,998

Building Products - Cement and Aggregate - 1.0%
         850    Cemex S.A. (ADR) ............................             22,440

Casino Hotels - 2.5%
       5,755    Park Place Entertainment Corp.* .............             56,111

Chemicals - Diversified - 6.5%
       1,452    Akzo Nobel N.V.** ...........................             62,291
       2,645    Bayer A.G.** ................................             84,255

                                                                         146,546

Chemicals - Specialty - 1.8%
         749    Syngenta A.G.* ..............................             40,386

Computer Services - 1.8%
       2,315    Ceridian Corp.* .............................             41,601

Diversified Operations - 9.6%
      27,858    BBA Group PLC** .............................            100,792
       2,140    Cendant Corp.* ..............................             37,407
       8,193    Smiths Group PLC** ..........................             79,202

                                                                         217,401

Electronic Components - Miscellaneous - 1.9%
         190    Samsung Electronics .........................             43,440

Electronic Design Automation - 3.0%
       2,890    Cadence Design Systems, Inc.* ...............             68,493

Electronic Measuring Instruments - 3.2%
       2,765    Orbotech, Ltd.* .............................     $       72,913

Financial Guarantee Insurance - 2.1%
         705    MGIC Investment Corp. .......................             47,235

Home Decorating Products - 4.2%
       2,346    Hunter Douglas N.V.** .......................             63,521
       1,165    Newell Rubbermaid, Inc. .....................             32,166

                                                                          95,687

Hotels and Motels - 3.6%
       3,720    Hilton Hotels Corp. .........................             44,640
         890    Marriott International, Inc. - Class A ......             36,294

                                                                          80,934

Machinery - Pumps - 3.7%
       2,709    Pfeiffer Vacuum Technology A.G.** ...........             83,962

Medical - Drugs - 1.8%
       1,030    Pharmacia Corp. .............................             41,715

Medical Products - 2.3%
       1,460    Becton, Dickinson and Co. ...................             52,881

Property and Casualty Insurance - 2.1%
      15,000    Nipponkoa Insurance Company, Ltd.** .........             47,881

Publishing - Periodicals - 2.6%
       2,866    Wolters Kluwer N.V.** .......................             59,638

Radio - 3.7%
       3,000    Nippon Broadcasting System, Inc.** ..........             84,099

Reinsurance - 4.3%
          40    Berkshire Hathaway, Inc. - Class B* .........             98,120

Real Estate Investment Trusts - 2.1%
       4,705    Host Marriott Corp. .........................             47,474

Retail - Restaurants - 1.5%
       1,230    McDonald's Corp. ............................             33,431

See Notes to Schedules of Investments.

  38  Janus Adviser Series / January 31, 2002

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Retail - Toy Store - 2.5%
       2,960    Toys "R" Us, Inc.* ..........................     $       57,898

Rubber and Vinyl - 1.7%
       4,000    Tenma Corp.** ...............................             38,245

Savings/Loan/Thrifts - 2.5%
       1,645    Washington Mutual, Inc. .....................             56,456

Semiconductor Equipment - 1.0%
         555    Novellus Systems, Inc.* .....................             23,704

Television - 1.4%
      18,096    Granada PLC** ...............................             31,585

Toys - 1.3%
       1,590    Mattel, Inc. ................................             30,210
--------------------------------------------------------------------------------
Total Common Stock (cost $1,930,322) ........................          1,969,015
--------------------------------------------------------------------------------
Repurchase Agreement - 8.8%
$    200,000    ABN AMRO Bank N.V., 1.92%
                   dated 1/31/02, maturing 2/1/02
                   to be repurchased at $200,011
                   collateralized by $149,442
                   in U.S. Government Agencies
                   0%-7.50%, 10/10/02-11/25/31
                   $180,826 in Collateralized
                   Mortgage Obligations, 2.01%-8.25%
                   10/25/22-12/25/40, AAA; with
                   respective values of $85,204
                   and $118,796 (cost $200,000) .............            200,000
--------------------------------------------------------------------------------
Total Investments (total cost $2,130,322) - 95.5% ...........          2,169,015
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 4.5%            103,139
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................     $    2,272,154
--------------------------------------------------------------------------------

Summary of Investments by Country, January 31, 2002

Country                        % of Investment Securities           Market Value
--------------------------------------------------------------------------------
France                                               2.7%         $       59,727
Germany                                              7.8%                168,217
Israel                                               3.4%                 72,913
Japan                                               10.1%                218,195
Mexico                                               1.0%                 22,440
Netherlands                                          8.5%                185,450
South Korea                                          2.0%                 43,440
Switzerland                                          1.9%                 40,386
United Kingdom                                      16.2%                352,411
United States++                                     46.4%              1,005,836
--------------------------------------------------------------------------------
Total                                              100.0%         $    2,169,015

++Includes Short-Term Securities (37.2% excluding Short-Term Securities)

Forward Currency Contracts, Open at January 31, 2002

Currency Sold and                  Currency            Currency       Unrealized
Settlement Date                  Units Sold     Value in $ U.S.      Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 5/10/02               105,000      $      147,518    $       3,751
British Pound 5/24/02                30,000              42,115            1,201
Euro 5/10/02                        215,000             184,289            9,111
Euro 5/24/02                         40,000              34,269            1,551
Japanese Yen 4/26/02              5,000,000              37,546            2,528
Japanese Yen 5/10/02              8,000,000              60,122            6,158
Japanese Yen 5/24/02              2,000,000              15,043              687
--------------------------------------------------------------------------------
Total                                            $      520,902   $       24,987

See Notes to Schedules of Investments.

                                   Janus Adviser Series / January 31, 2002  39

JANUS ADVISER FLEXIBLE INCOME FUND

[PHOTO]
Ronald Speaker
portfolio manager

For the six-month period ended January 31, 2002, Janus Adviser Flexible Income Fund gained 2.15% as its benchmark, the Lehman Brothers Government/Credit Index returned 3.03%.(1)

Within the bond market, a divergent pattern evolved. On the short end, rates fell, following the lead of the Federal Reserve, which cut its prime lending rate five times during the period. The actions ran the total number of cuts during 2001 to 11 and dropped the key rate to 1.75%, its lowest level in 40 years.

Meanwhile, rates on longer-term notes and bonds eased upward, reflecting the market's expectations for an economic rebound in 2002 and the subsequent likelihood that the Fed would switch from trimming rates to renewing its inflation watch. The long end of the market also experienced some localized volatility due to the early November announcement that the U.S. Treasury would no longer issue 30-year bonds. Consequently, demand surged for the remaining 30-year debt on the market, as well as for the new long-term standard, the 10-year note. Complicating matters was the mortgage market, where lenders base their rates primarily on the 10-year yield and purchase the Treasuries as hedges against outstanding home loans.

Due to a greater focus on short-term notes and shorter-dated debt, the Fund offset some of the losses inflicted by the upward push on yields on longer credits. The short-end mindset paid off in corporate notes, where we've been between 45-50% invested. As the Fed continued to trim its rates, yields on corporate debt were slow to follow and expectations for an economic recovery supported the spreads, since companies hope to perform well during a rebound. We also found some profitable opportunities in longer issues nearing their call dates, which offered decent yields with a limited duration risk. On the flip side, the Fed's easing has tightened rates on newer issues, which we consider a negative for the corporate market going forward.

Within the period, we established a new position in defense contractor Raytheon and padded our stake in Dial. Raytheon is poised to gain from the ongoing conflict in Afghanistan as it is engaged in more than 4,000 defense projects, including many within the missile defense arena. Also bolstering the stability of its revenue streams is the Administration's increased interest in defense spending.

Dial is a back-to-basics consumer products company known for its antibacterial hand soap and Purex detergent line, both consistent performers. Within the past few months, the company shored up its balance sheet by selling off its specialty personal care division, which produced beauty products, and used the proceeds to pay down debt.

We hold a number of "split-rated" issues, corporate paper that holds different credit quality classifications depending on the rating company. One strong performer from this segment was Quest Diagnostics, the largest provider of diagnostic testing and services to the healthcare industry. Quest, which is rated "junk" by Moody's and "investment grade" by Standard & Poor's, is expanding with smart acquisitions and generates steady cash flow numbers by signing long-term contracts with health maintenance organizations and other healthcare providers.

Diminishing the Fund's performance were positions in Treasuries and longer-term debt issued by Fannie Mae, a government-supported mortgage agency. As long-term interest rates perked up to reflect an expected recovery, prices on these holdings, which we consider core positions, eased accordingly.

Overall, the credit markets grew quite precarious in the aftermath of the September 11 terrorist attacks, but became even more so following the meltdown of Enron. The massive energy trader's collapse has emboldened credit rating agencies, which appear more aggressive about downgrading companies. In turn, heavily leveraged companies run a higher risk of losing funding due to weaker ratings, which can set off a devastating liquidity spiral.

With that in mind, our focus moving forward remains on corporations equipped to ride out the current economic slowdown with solid operations and reliable cash flows. We're also seeking out better-quality debt with higher yields, which will pay off when the economy comes back and pushes prices up, as well as select opportunities to lengthen the Fund. We strive to assemble a group of holdings with varied durations, but since we're shorter than our benchmark on time to maturity, we'd welcome the chance to lock in longer-term yields if they're associated with the right names.

As for the year ahead, I'm optimistic that the economy should see some positive influence from the cheap short-term lending rates. However, I don't feel the magnitude of the recovery is going to be so great as to cause inflation to jump and hurt the fixed-income markets.

Thank you for your continued investment with Janus Adviser Flexible Income Fund.

Portfolio Asset Mix
(% of Net Assets)                          January 31, 2002        July 31, 2001
--------------------------------------------------------------------------------
Corporate Bonds/Warrants
  Investment Grade                                    52.5%                50.0%
  High-Yield/High-Risk                                14.8%                14.5%
U.S. Government Obligations                           29.5%                31.4%
Foreign Dollar Bonds                                   3.1%                 1.0%
Preferred Stock                                        0.2%                 0.1%
Cash and Cash Equivalents                            (0.1)%                 3.0%
--------------------------------------------------------------------------------
Fund Profile
--------------------------------------------------------------------------------
Weighted Average Maturity                          8.3 Yrs.             9.7 Yrs.
Average Modified Duration*                         5.7 Yrs.             6.3 Yrs.
30-Day Average Yield**
  With Reimbursement                                  4.82%                5.37%
  Without Reimbursement                               4.75%                4.57%
Weighted Average Fixed Income
  Credit Rating                                           A                    A
--------------------------------------------------------------------------------
 *A theoretical measure of price volatility.
**Yields will fluctuate.

(1)  All returns include reinvested dividends and distributions.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

  40  Janus Adviser Series / January 31, 2002

AVERAGE ANNUAL TOTAL RETURN
For the Periods Ended January 31, 2002 (unaudited)
--------------------------------------------------------------------------------
  1 Year                                                                   6.10%
  5 Year                                                                   6.67%
  From Inception Date of Predecessor Fund 9/13/93                          7.56%
--------------------------------------------------------------------------------
Lehman Brothers Government/Credit Index
  1 Year                                                                   7.50%
  5 Year                                                                   7.50%
  From Inception Date of Predecessor Fund 9/13/93                          6.55%
--------------------------------------------------------------------------------
Due to market volatility, current performance may be higher or lower than the figures shown. Call 877-335-2687 or visit janus.com for more current performance information.

High-yield bonds involve a greater risk of default and price volatility than U.S. Government and other high quality bonds.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains.

The Lehman Brothers Government/Credit Index is an index consisting of more than 4,000 government and corporate bonds; managed by Lehman Brothers. The Fund may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

The Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of a portfolio of Janus Aspen Series into the Fund. Returns of the reorganized Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization. (The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of a different class of Janus Aspen Series, restated to reflect the fees and expenses of the Retirement Shares on May 1, 1997, ignoring any fee and expense limitations.)

Janus Capital Corporation, the Fund's adviser, has contractually agreed to waive a portion of the Fund's expenses. Without such waivers, the Fund's yield and total return would have been lower.

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Corporate Bonds - 70.4%
Aerospace and Defense - 2.1%
                Raytheon Co.:
$    200,000       6.50%, notes, due 7/15/05 ................     $      206,750
     553,000       6.15%, notes, due 11/1/08 ................            550,235

                                                                         756,985

Beverages - Non-Alcoholic - 0.8%
                Coca-Cola Enterprises, Inc.:
     120,000       6.125%, notes, due 8/15/11 ...............            120,450
     165,000       7.125%, debentures, due 8/1/17 ...........            177,375

                                                                         297,825

Broadcast Services and Programming - 0.7%
     275,000    Clear Channel Communications, Inc., 6.00%
                   notes, due 11/1/06 .......................            272,938

Building - Residential and Commercial - 1.6%
     500,000    Centex Corp., 7.50%
                   notes, due 1/15/12 .......................            498,125
      85,000    KB Home, Inc., 8.625%
                   senior subordinated notes, due 12/15/08 ..             86,912

                                                                         585,037

Cable Television - 4.2%
     400,000    Adelphia Communications Corp., 8.125%
                   senior notes, due 7/15/03 ................            397,500
                Charter Communications Holdings L.L.C.:
     165,000       10.25%, senior notes, due 1/15/10 ........            168,300
     470,000       10.00%, senior notes, due 5/15/11+ .......            469,412
     300,000    CSC Holdings, Inc., 7.625%
                   senior notes, due 4/1/11 .................            296,250
       4,000    Lenfest Communications, Inc., 7.625%
                   senior notes, due 2/15/08 ................              4,225
      15,000    Mediacom Broadband L.L.C., 11.00%
                   senior notes, due 7/15/13 ................             16,500
     200,000    Shaw Communications, Inc., 7.20%
                   senior notes, due 12/15/11 ...............            198,750

                                                                       1,550,937

Cellular Telecommunications - 1.8%
$     95,000    AT&T Wireless Services, Inc., 7.875%
                   senior notes, due 3/1/11 .................     $       99,275
                Cingular Wireless, Inc.:
     240,000       6.50%, notes, due 12/15/11+ ..............            242,400
      75,000       7.125%, notes, due 12/15/31+ .............             76,219
       4,000    Price Communications Wireless, Inc.
                   11.75%, senior subordinated notes
                   due 7/15/07 ..............................              4,280
     240,000    Verizon Wireless, Inc., 5.375%
                   notes, due 12/15/06+ .....................            237,600

                                                                         659,774

Commercial Banks - 0%
         2,000    Hudson United Bancorp, Inc., 8.20%
                   subordinated debentures, due 9/15/06 .....              1,985
         4,000    Provident Trust I Corp., 8.29%
                   company guaranteed notes, due 4/15/28 ....              3,540

                                                                           5,525

Commercial Services - 1.0%
     380,000    PHH Corp., 8.125%
                   notes, due 2/3/03 ........................            388,550

Computers - 3.0%
     300,000    Apple Computer, Inc., 6.50%
                   notes, due 2/15/04 .......................            297,750
     800,000    IBM Corp., 4.875%
                   notes, due 10/1/06 .......................            795,000

                                                                       1,092,750

Containers - Metal and Glass - 0.5%
     170,000    Owens-Brockway Glass Container, Inc.
                   8.875%, secured notes, due 2/15/09+ ......            169,150

Cosmetics and Toiletries - 1.4%
     500,000    Estee Lauder Companies, Inc., 6.00%
                   notes, due 1/15/12 .......................            500,000

Diversified Financial Services - 1.4%
     200,000    Citigroup, Inc., 7.25%
                   subordinated notes, due 10/1/10 ..........            214,500
     300,000    General Electric Capital Corp., 4.25%
                   notes, due 1/28/05 .......................            301,875

                                                                         516,375

See Notes to Schedules of Investments.

                                   Janus Adviser Series / January 31, 2002  41

JANUS ADVISER FLEXIBLE INCOME FUND

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Diversified Operations - 0.9%
$    330,000    Cendant Corp., 6.875%
                   notes, due 8/15/06 .......................     $      322,988

Electric - Distribution - 1.3%
     500,000    FirstEnergy Corp., 6.45%
                   notes, due 11/15/11 ......................            498,750

Electric - Integrated - 2.8%
      25,000    Carolina Power and Light Co., 6.65%
                   senior notes, due 4/1/08 .................             25,875
     600,000    Cinergy Corp., 6.25%
                   debentures, due 9/1/04 ...................            606,000
     400,000    PSEG Power L.L.C., 6.875%
                   company guaranteed notes, due 4/15/06 ....            411,500

                                                                       1,043,375

Finance - Auto Loans - 1.1%
     400,000    Ford Motor Credit Co., 5.75%
                   senior notes, due 2/23/04 ................            400,000

Finance - Other Services - 0.7%
     270,000    Pemex Master Trust, 8.625%
                   notes, due 2/1/22+ .......................            269,325

Food - Diversified - 3.4%
     500,000    Conagra Foods, Inc., 6.75%
                   notes, due 9/15/11 .......................            516,250
                Kellogg Co.:
     200,000       6.00%, notes, due 4/1/06 .................            205,250
     500,000       6.60%, notes, due 4/1/11 .................            516,250

                                                                       1,237,750

Food - Meat Products - 0.8%
     295,000    Hormel Foods Corp., 6.625%
                   notes, due 6/1/11 ........................            296,475

Food - Retail - 4.0%
                Delhaize America, Inc.:
      75,000       7.375%, notes, due 4/15/06 ...............             79,594
      50,000       8.125%, notes, due 4/15/11 ...............             55,188
                Fred Meyer, Inc.:
      50,000       7.375%, company guaranteed notes
                   due 3/1/05 ...............................             53,500
      85,000       7.45%, company guaranteed notes
                   due 3/1/08 ...............................             91,269
     350,000    Kroger Co., 7.50%
                   senior notes, due 4/1/31 .................            374,063
       8,000    Marsh Supermarkets, Inc., 8.875%
                   company guaranteed notes
                   due 8/1/07 ...............................              8,020
                Safeway, Inc.:
     500,000       6.15%, notes, due 3/1/06 .................            513,125
     200,000       6.50%, notes, due 3/1/11 .................            204,000
      95,000    Winn-Dixie Stores, Inc., 8.875%
                   senior notes, due 4/1/08 .................             91,675

                                                                       1,470,434

Foreign Government - 1.2%
                United Mexican States:
     205,000       8.375%, notes, due 1/14/11 ...............            213,713
     245,000       7.50%, notes, due 1/14/12 ................            241,938

                                                                         455,651

Health Care Cost Containment - 0.4%
     130,000    McKesson Corp., 7.75%
                   notes, due 2/1/12 ........................            132,438

Hotels and Motels - 0.2%
      80,000    ITT Corp., 7.375%
                   debentures, due 11/15/15 .................             71,800

Independent Power Producer - 0.1%
$     65,000    Calpine Corp., 8.50%
                   senior notes, due 2/15/11 ................     $       54,112

Leisure, Recreation and Gaming - 0.1%
      50,000    Hard Rock Hotel, Inc., 9.25%
                   senior subordinated notes, due 4/1/05 ....             49,250

Life and Health Insurance - 0.1%
      32,000    Delphi Financial Group, Inc., 8.00%
                   senior notes, due 10/1/03 ................             32,920

Medical - HMO - 1.8%
     400,000    Coventry Health Care, Inc., 8.125%
                   senior notes, due 2/15/12+ ...............            407,000
     150,000    UnitedHealth Group, Inc., 5.20%
                   notes, due 1/17/07 .......................            148,312
     100,000    Wellpoint Health Networks, Inc., 6.375%
                   notes, due 6/15/06 .......................            102,750

                                                                         658,062

Medical - Hospitals - 4.6%
                HCA, Inc.:
      40,000       8.125%, notes, due 8/4/03 ................             42,400
     585,000       6.91%, notes, due 6/15/05 ................            598,162
      20,000       7.875%, senior notes, due 2/1/11 .........             21,000
       2,000       8.36%, debentures, due 4/15/24 ...........              2,072
                Tenet Healthcare Corp.:
     750,000       5.375%, notes, due 11/15/06 ..............            735,937
     300,000       6.375%, notes, due 12/1/11 ...............            293,625

                                                                       1,693,196

Medical Labs and Testing Services - 3.1%
                Quest Diagnostics, Inc.:
     600,000       6.75%, company guaranteed notes
                   due 7/12/06 ..............................            615,000
     500,000       7.50%, company guaranteed notes
                   due 7/12/11 ..............................            521,875

                                                                       1,136,875

Multi-Line Insurance - 0.9%
     345,000    AIG SunAmerica Global Financial IX, Inc.
                   5.10%, notes, due 1/17/07+ ...............            342,844

Multimedia - 1.2%
     125,000    AOL Time Warner, Inc., 6.125%
                   notes, due 4/15/06 .......................            127,031
     300,000    Viacom, Inc., 6.40%
                   company guaranteed notes, due 1/30/06 ....            307,125

                                                                         434,156

Networking Products - 0%
       4,000    Candescent Technologies Corp., 8.00%
                   convertible senior subordinated
                   debentures, due 5/1/03+,(OMEGA),(DELTA) ..                340

Non-Hazardous Waste Disposal - 3.4%
     400,000    Republic Services, Inc., 6.75%
                   notes, due 8/15/11 .......................            402,000
                Waste Management, Inc.:
     145,000       7.00%, senior notes, due 10/1/04 .........            150,256
      75,000       7.00%, notes, due 10/15/06 ...............             77,250
     600,000       7.375%, notes, due 8/1/10 ................            621,000

                                                                       1,250,506

Oil Companies - Exploration and Production - 1.0%
     340,000    Louis Dreyfus Natural Gas Corp., 6.875%
                   notes, due 12/1/07 .......................            354,450

See Notes to Schedules of Investments.

  42  Janus Adviser Series / January 31, 2002

Shares or Principal Amount                                          Market Value
================================================================================
Oil Companies - Integrated - 3.0%
                Conoco Funding Co.:
$    750,000       5.45%, company guaranteed notes
                   due 10/15/06 .............................     $      758,437
     200,000       6.35%, notes, due 10/15/11 ...............            204,500
     150,000    Occidental Petroleum Corp., 5.875%
                   notes, due 1/15/07 .......................            149,812

                                                                       1,112,749

Physical Therapy and Rehabilitation Centers - 1.8%
                HEALTHSOUTH Corp.:
     550,000       7.375%, notes, due 10/1/06 ...............            550,000
     100,000       8.50%, senior notes, due 2/1/08 ..........            103,500

                                                                         653,500

Pipelines - 0.5%
     175,000    Kinder Morgan Energy Partners L.P., 6.75%
                   notes, due 3/15/11 .......................            176,094

Property and Casualty Insurance - 0%
       2,000    First American Capital Trust, 8.50%
                   company guaranteed notes, due 4/15/12 ....              1,975

Publishing - Books - 0.4%
     145,000    Scholastic Corp., 5.75%
                   notes, due 1/15/07 .......................            144,094

Real Estate Investment Trusts - 0.3%
     110,000    Host Marriott L.P., 9.50%
                   senior notes, due 1/15/07+ ...............            114,675

Recreational Centers - 1.4%
     500,000    Bally Total Fitness Holding Corp., 9.875%
                   senior subordinated notes, due 10/15/07 ..            512,500

Retail - Discount - 0.6%
     200,000    Wal-Mart Stores, Inc., 6.875%
                   senior notes, due 8/10/09 ................            217,000

Satellite Telecommunications - 1.2%
     450,000    Echostar DBS Corp., 9.125%
                   senior notes, due 1/15/09 ................            461,250

Savings/Loan/Thrifts - 2.3%
                Golden State Holdings, Inc.:
     550,000       7.00%, senior notes, due 8/1/03 ..........            556,875
     300,000       7.125%, senior notes, due 8/1/05 .........            295,875

                                                                         852,750

Soap and Cleaning Preparations - 2.4%
                Dial Corp.:
     600,000       7.00%, senior notes, due 8/15/06 .........            608,250
     300,000       6.50%, senior notes, due 9/15/08 .........            288,750

                                                                         897,000

Super-Regional Banks - 0.5%
     175,000    Bank of America Corp., 5.25%
                   notes, due 2/1/07 ........................            174,344

Telecommunication Services - 0.3%
     100,000    Verizon Global Funding Corp., 5.75%
                   convertible notes, due 4/1/03 ............            101,375

Telephone - Integrated - 3.9%
     450,000    France Telecom S.A., 7.75%
                   notes, due 3/1/11+ .......................            475,875
     405,000    Sprint Capital Corp., 6.00%
                   notes, due 1/15/07 .......................            398,419
                WorldCom, Inc.:
     400,000       6.50%, notes, due 5/15/04 ................            401,000
     187,000       6.95%, senior notes, due 8/15/28 .........            159,417

                                                                       1,434,711

Television - 0%
      12,000    Fox/Liberty Networks L.L.C., 8.875%
                   senior notes, due 8/15/07 ................             12,570

Veterinary Diagnostics - 0.2%
$     65,000    Vicar Operating, Inc., 9.875%
                   senior subordinated notes, due 12/1/09+ ..     $       67,438

Web Hosting/Design - 0%
       5,000    Equinix, Inc., 13.00%
                   senior notes, due 12/1/07 ................              1,800
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $25,993,252) ....................         25,937,368
--------------------------------------------------------------------------------
Preferred Stock - 0.2%
Savings/Loan/Thrifts - 0.2%
       2,142    Chevy Chase Savings Bank, 13.00%
                   (cost $59,225) ...........................             58,369
--------------------------------------------------------------------------------
Warrants - 0%
Finance - Other Services - 0%
           4    Ono Finance PLC - expires 5/31/09*,+ ........                20

Telecommunication Services - 0%
           1    Versatel Telecom B.V. - expires 5/15/08* ....                 0

Web Hosting/Design - 0%
           5    Equinix, Inc. - expires 12/1/07* ............               100
--------------------------------------------------------------------------------
Total Warrants (cost $0) ....................................                120
--------------------------------------------------------------------------------
U.S. Government Obligations - 29.5%
U.S. Government Agencies - 21.6%
                Fannie Mae:
$    500,000       5.75%, due 6/15/05 .......................            523,330
     975,000       6.00%, due 12/15/05 ......................          1,026,188
   1,025,000       4.75%, due 1/2/07 ........................          1,018,594
   3,025,000       5.00%, due 1/15/07 .......................          3,040,125
   1,000,000       6.25%, due 2/1/11 ........................          1,022,500
     290,000       6.00%, due 5/15/11 .......................            296,162
     970,000       6.625%, due 11/15/30 .....................          1,016,075

                                                                       7,942,974

U.S. Treasury Notes/Bonds - 7.9%
     375,000       3.50%, due 11/15/06 ......................            360,994
     745,000       5.00%, due 8/15/11 .......................            743,137
   1,843,000       5.375%, due 2/15/31 ......................          1,826,874

                                                                       2,931,005
--------------------------------------------------------------------------------
Total U.S. Government Obligations (cost $10,910,046) ........         10,873,979
--------------------------------------------------------------------------------
Total Investments (total cost $36,962,523) - 100.1% .........         36,869,836
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (0.1)%         (41,053)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................     $   36,828,783
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Financial Futures - Short
18 contracts    U.S. Treasury - 10-year Note
                   expires March 2002, principal amount
                   $1,895,900, value $1,905,750
                   cumulative depreciation ..................     $      (9,850)
--------------------------------------------------------------------------------

Summary of Investments by Country, January 31, 2002

Country                        % of Investment Securities           Market Value
--------------------------------------------------------------------------------
Canada                                               0.6%         $      198,750
France                                               1.3%                475,875
Mexico                                               1.2%                455,651
United Kingdom                                         0%                     20
United States                                       96.9%             35,739,540
--------------------------------------------------------------------------------
Total                                              100.0%         $   36,869,836

See Notes to Schedules of Investments.

                                   Janus Adviser Series / January 31, 2002  43

JANUS ADVISER MONEY MARKET FUND

[PHOTO]
J. Eric Thorderson
portfolio manager

For the six months ended January 31, 2002, Janus Adviser Money Market Fund returned 0.99%. The seven-day current yield for the same period was 1.16%.(1)

The past six months continued to be challenging for investors. The U.S. economy fell into recession for the first time in more than a decade, corporate earnings lagged, and the horrific September terrorist attacks deepened the climate of uncertainty and cast a shadow over industries from tourism to retailing. The Federal Reserve responded to these pressures by lowering interest rates five times, reducing the benchmark federal funds rate from 3.75% to 1.75%, its lowest level in more than forty years.

During this difficult period, money market funds enjoyed strong inflows, attesting to their appeal as a safe haven for investors worried about stock market turbulence. Nonetheless, income became a concern in this falling interest-rate environment. Consequently, while we maintained careful attention to liquidity and credit quality, we also looked for opportunities to bolster the Fund's yield. For this reason, we focused our buying on the longer end of our maturity range for much of the period, locking in higher yields ahead of Fed easing. These efforts helped the Fund's yield compete favorably with returns on available alternatives.

However, our strategy shifted at the end of the period, as a pickup in housing construction, improved factory orders and better-than-anticipated Christmas retail spending hinted that the economy might be gearing up for recovery. The improved economic outlook suggests that rates could stabilize or even move higher over the coming year. Given this outlook, we have shortened our focus, targeting securities with four- to six-month maturities. This positioning gives us the flexibility to capture higher yields should interest rates begin to rise. At the same time, we have maintained our diversified investment strategy, holding roughly one-fourth of our assets in overnight securities, one-half in floating rate instruments, and one-fourth in certificates of deposit, bank notes, and commercial paper maturing in less than one year.

We have also remained vigilant to credit quality. While we are confident in our holdings overall, our concerns over a slowing economy led us to reduce our exposure to a few issues that we believed could be vulnerable to declining cash flows, eroding profit margins or potential credit problems. But these actions have been isolated occurrences, and have not significantly affected the Fund's yield.

Lower interest rates, and the prospect of more government spending, suggest that the economic climate could improve in 2002. Nonetheless, a higher unemployment rate, reduced business confidence, and the ongoing terrorist threat raise the risk that economic growth could remain sluggish. This uncertainty, therefore, could weigh on financial markets for some time to come. In such a climate, money markets provide investors with important liquidity and income stability. Conscious of our role in providing a haven from market volatility, we will continue to manage the Fund with discipline, balancing quality and flexibility with the potential for competitive yield.

Thank you for your continued investment in Janus Adviser Money Market Fund.

AVERAGE ANNUAL TOTAL RETURN
For the Periods Ended January 31, 2002 (unaudited)
--------------------------------------------------------------------------------
  1 Year                                                                   2.98%
  5 Year                                                                   4.44%
  From Inception Date of Predecessor Fund 5/1/95                           4.38%
  Seven-Day Current Yield
    With Reimbursement                                                     1.16%
    Without Reimbursement                                                  1.09%
--------------------------------------------------------------------------------
(1)  All returns reflect reinvested dividends.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 877-335-2687 or visit janus.com for more current performance information.

The Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of a portfolio of Janus Aspen Series into the Fund. Returns of the reorganized Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization. (The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of a different class of Janus Aspen Series, restated to reflect the fees and expenses of the Retirement Shares on May 1, 1997, ignoring any fee and expense limitations.)

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends.

The yield more closely reflects the current earnings of Janus Adviser Money Market Fund than the total return.

Janus Capital Corporation, the Fund's adviser, has contractually agreed to waive a portion of the Fund's expenses. Without such waivers, the Fund's yield and total return would have been lower.

  44  Janus Adviser Series / January 31, 2002

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Certificates of Deposit - 4.0%
$  1,000,000    Westdeutsche Landesbank Girozentrale
                   2.27%, 1/27/03 (cost $1,000,000) .........     $    1,000,000

Commercial Paper - 27.5%
   1,000,000    Ariesone Metafolio Corp.
                   1.81%, 2/6/02+ ...........................            999,749
   1,300,000    Bavaria Trust Corp.
                   1.80%, 2/11/02+ ..........................          1,299,350
     300,000    Check Point Charlie, Inc.
                   1.80%, 4/8/02+ ...........................            299,010
     500,000    Eiffel Funding L.L.C.
                   1.85%, 3/5/02+ ...........................            499,178
     699,000    Homeside Lending, Inc.
                   2.10%, 2/1/02 ............................            699,000
   1,000,000    Sempra Energy Global Enterprises, Inc.
                   1.81%, 5/8/02+ ...........................            995,173
                Victory Receivables Corp.:
     354,000       1.85%, 2/1/02 ............................            354,000
     564,000       1.85%, 2/5/02+ ...........................            563,884
   1,144,000    VVR Funding L.L.C.
                   1.78%, 2/1/02 ............................          1,144,000
--------------------------------------------------------------------------------
Total Commercial Paper (cost $6,853,344) ....................          6,853,344
--------------------------------------------------------------------------------
Floating Rate Notes - 4.8%
     500,000    Sigma Finance, Inc.
                   1.81%, 10/15/02+ .........................            499,965
     700,000    Textron Financial Corp.
                   2.50563%, 5/28/02 ss. ....................            700,556
--------------------------------------------------------------------------------
Total Floating Rate Notes (cost $1,200,521) .................          1,200,521
--------------------------------------------------------------------------------
Repurchase Agreement - 15.0%
   3,740,000    Deutsche Banc Alex. Brown, Inc., 1.93%
                   dated 1/31/02, maturing 2/1/02
                   to be repurchased at $3,740,201
                   collateralized by $3,606,839
                   in U.S. Government Agencies
                   0%-8.00%, 2/1/02-1/15/30
                   with a value of $3,814,805
                   (cost $3,740,000) ........................          3,740,000
--------------------------------------------------------------------------------
Taxable Variable Rate Demand Notes - 49.2%
     650,000    Advocare of South Carolina, Inc.
                   1.85%, 6/1/17 ............................            650,000
     100,000    Arapahoe County, Colorado, Industrial
                   Development Revenue, (Cottrell)
                   Series B, 2.11%, 10/1/19 .................            100,000
   1,290,000    Arbor View III, Series 2001-A
                   2.00%, 8/1/28 ............................          1,290,000
     900,000    Asset Partners, Inc.
                   2.03%, 11/1/27 ...........................            900,000
     310,000    Breckenridge Terrace L.L.C., Series 1999-B
                   1.88%, 5/1/39 ............................            310,000
                California Infrastructure and Economic
                   Development Bank Industrial
                   Revenue, Series B:
     430,000       1.98%, 4/1/24 ............................            430,000
     135,000       2.03%, 10/1/26 ...........................            135,000
     300,000    Capel, Inc.
                   1.90%, 9/1/09 ............................            300,000

Taxable Variable Rate Demand Notes - (continued)
$    380,000    Colorado Housing and Finance Authority
                   Economic Development Revenue
                   (White Wave, Inc. Project), Series B
                   2.11%, 10/1/18 ...........................     $      380,000
     350,000    Colorado Housing Facilities Revenue
                   (Tenderfoot Seasonal Housing L.L.C.)
                   Series A, 1.88%, 7/1/35 ..................            350,000
                Cunat Capital Corp.:
   1,165,000       Series 1997-C, 2.05%, 12/1/17 ............          1,165,000
   1,740,000       Series 1998-A, 2.04%, 12/1/28 ............          1,740,000
     900,000    Decatur Highway Church of Christ
                   1.86%, 8/1/15 ............................            900,000
     250,000    Fox Valley Ice Arena L.L.C.
                   2.01%, 7/1/27 ............................            250,000
     190,000    Medical Properties, Inc., North Dakota
                   (Dakota Clinic Project), 2.12%, 12/22/24 .            190,000
   1,000,000    Mississippi Business Finance Corp.
                   Industrial Development Revenue
                   (Royal Vendors, Inc. Project)
                   2.03%, 6/1/24 ............................          1,000,000
     500,000    Montgomery, Alabama Industrial
                   Development Board of Revenue
                   (Jenkins Brick Co.), Series A
                   1.96%, 9/1/14 ............................            500,000
     880,000    New Jersey Economic Development
                   Authority Revenue, (Four Woodbury
                   Project), Series B, 2.18%, 5/1/31 ........            880,000
     130,000    New York City, New York Industrial
                   Development Agency
                   (G.A.F. Seelig, Inc. Project)
                   1.98%, 7/1/03 ............................            130,000
     160,000    Phoenix, Illinois Realty Special Account
                   Multifamily Revenue, (Brightons Mark)
                   2.26%, 4/1/20 ............................            160,000
     300,000    Saint Joseph, Missouri Industrial
                   Development Authority Revenue
                   (Albaugh, Inc. Project)
                   Series B, 2.41%, 11/1/19 .................            300,000
     200,000    West Covina, California Public Financing
                   Authority Tax Allocation Revenue
                   2.005%, 11/1/29 ..........................            200,000
--------------------------------------------------------------------------------
Total Taxable Variable Rate Demand Notes (cost $12,260,000) .         12,260,000
--------------------------------------------------------------------------------
U.S. Government Agency - 3.9%
   1,000,000    Freddie Mac
                   3.44%, 8/15/02 (cost $981,367) ...........            981,367
--------------------------------------------------------------------------------
Total Investments (total cost $26,035,232) - 104.4% .........         26,035,232
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (4.4)%      (1,106,819)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................     $   24,928,413
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

                                   Janus Adviser Series / January 31, 2002  45

STATEMENTS OF ASSETS AND LIABILITIES

                                                                                    Janus         Janus          Janus
                                                                                   Adviser       Adviser        Adviser
                                                                  Janus Adviser   Aggressive     Capital         Core
As of January 31, 2002 (unaudited)                                    Growth        Growth     Appreciation     Equity
(all numbers in thousands except net asset value per share)            Fund          Fund          Fund         Fund(1)
-------------------------------------------------------------------------------------------------------------------------

Assets:
  Investments at cost                                               $  364,477    $  292,857    $  612,366    $   12,234

  Investments at value:                                             $  354,224    $  294,978    $  605,159    $   12,437
    Cash                                                                 2,718         1,050           740            57
    Receivables:
      Investments sold                                                   1,539         8,063            --           364
      Fund shares sold                                                     604         1,177         1,492            31
      Dividends                                                            122            57           333             7
      Interest                                                               3             3             5             2
      Due from Advisor                                                      --            --            --            --
    Other assets                                                             1            --            --            --
      Variation margin                                                      --            --            --            --
    Forward currency contracts                                              68            --            --            --
-------------------------------------------------------------------------------------------------------------------------
Total Assets                                                           359,279       305,328       607,729        12,898
-------------------------------------------------------------------------------------------------------------------------
Liabilities:
  Payables:
    Due to Custodian                                                        --            --            --            --
    Investments purchased                                                1,691         3,165            --            17
    Fund shares repurchased                                              1,063         1,424           588            --
    Advisory fees                                                          197           180           337             5
  Accrued expenses                                                         156           130           343            33
-------------------------------------------------------------------------------------------------------------------------
Total Liabilities                                                        3,107         4,899         1,268            55
-------------------------------------------------------------------------------------------------------------------------
Net Assets                                                          $  356,172    $  300,429    $  606,461    $   12,843
  Shares Outstanding, $0.01 Par Value (unlimited
    shares authorized)                                                  17,538        15,328        29,205           803
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share                                           $    20.31    $    19.60    $    20.77    $    15.99
-------------------------------------------------------------------------------------------------------------------------

(1)  Formerly, Janus Adviser Equity Income Fund.

See Notes to Financial Statements.

  46  Janus Adviser Series / January 31, 2002

                                                                                     Janus        Janus
                                                                                    Adviser      Adviser
                                                                  Janus Adviser   Growth and    Strategic   Janus Adviser
As of January 31, 2002 (unaudited)                                   Balanced       Income        Value     International
(all numbers in thousands except net asset value per share)            Fund          Fund          Fund          Fund
-------------------------------------------------------------------------------------------------------------------------

Assets:
  Investments at cost                                               $  734,311    $  173,735    $    4,951    $  591,756

  Investments at value:                                             $  729,441    $  172,324    $    5,061    $  547,836
    Cash                                                                 2,764           262            35        14,114
    Receivables:
      Investments sold                                                   4,364         2,219           191         6,145
      Fund shares sold                                                     973         1,440            --        20,404
      Dividends                                                            242            53             2           279
      Interest                                                           4,671           110            --             1
      Due from Advisor                                                      --            --             4            --
    Other assets                                                             2            --            --             2
      Variation margin                                                      --            --            --            --
    Forward currency contracts                                              --            --            --         6,422
-------------------------------------------------------------------------------------------------------------------------
Total Assets                                                           742,457       176,408         5,293       595,203
-------------------------------------------------------------------------------------------------------------------------
Liabilities:
  Payables:
    Due to Custodian                                                        --            --            --            --
    Investments purchased                                               13,738         2,715           257         3,885
    Fund shares repurchased                                              1,246           552            --         9,606
    Advisory fees                                                          385            92             3           317
  Accrued expenses                                                         276           121            18           234
-------------------------------------------------------------------------------------------------------------------------
Total Liabilities                                                       15,645         3,480           278        14,042
-------------------------------------------------------------------------------------------------------------------------
Net Assets                                                          $  726,812    $  172,928    $    5,015    $  581,161
  Shares Outstanding, $0.01 Par Value (unlimited
    shares authorized)                                                  31,993        11,982           613        24,982
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share                                           $    22.72    $    14.43    $     8.19    $    23.26
-------------------------------------------------------------------------------------------------------------------------


                                                                                    Janus          Janus         Janus
                                                                                   Adviser        Adviser       Adviser
                                                                  Janus Adviser     Global       Flexible        Money
As of January 31, 2002 (unaudited)                                  Worldwide       Value         Income        Market
(all numbers in thousands except net asset value per share)            Fund          Fund          Fund          Fund
-------------------------------------------------------------------------------------------------------------------------

Assets:
  Investments at cost                                               $1,171,695    $    2,130    $   36,963    $   26,035

  Investments at value:                                             $1,128,873    $    2,169    $   36,870    $   26,035
    Cash                                                                 6,103            81            --             7
    Receivables:
      Investments sold                                                   6,796            --           952            --
      Fund shares sold                                                  18,435            --           603            --
      Dividends                                                            569             1            --            --
      Interest                                                               4            --           607            25
      Due from Advisor                                                      --             3            --            --
    Other assets                                                             1            --            --            --
      Variation margin                                                      --            --             8            --
    Forward currency contracts                                           8,270            25            --            --
-------------------------------------------------------------------------------------------------------------------------
Total Assets                                                         1,169,051         2,279        39,040        26,067
-------------------------------------------------------------------------------------------------------------------------
Liabilities:
  Payables:
    Due to Custodian                                                        --            --            58            --
    Investments purchased                                                9,493            --         1,384            --
    Fund shares repurchased                                             10,683            --           714         1,115
    Advisory fees                                                          651             1            18             5
  Accrued expenses                                                         459             6            37            19
-------------------------------------------------------------------------------------------------------------------------
Total Liabilities                                                       21,286             7         2,211         1,139
-------------------------------------------------------------------------------------------------------------------------
Net Assets                                                          $1,147,765    $    2,272    $   36,829    $   24,928
  Shares Outstanding, $0.01 Par Value (unlimited
    shares authorized)                                                  40,961           219         3,105        24,928
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share                                           $    28.02    $    10.35    $    11.86    $     1.00
-------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

                                   Janus Adviser Series / January 31, 2002  47

STATEMENTS OF OPERATIONS

                                                                                   Janus Adviser  Janus Adviser
                                                                    Janus Adviser    Aggressive      Capital
For the period ended January 31, 2002 (unaudited)                       Growth         Growth      Appreciation
(all numbers in thousands)                                               Fund           Fund           Fund
---------------------------------------------------------------------------------------------------------------
Investment Income:
  Interest                                                            $      559     $      290     $    1,520
  Dividends                                                                  882            233          1,642
  Foreign tax withheld                                                       (4)             --            (4)
---------------------------------------------------------------------------------------------------------------
Total Investment Income                                                    1,437            523          3,158
---------------------------------------------------------------------------------------------------------------
Expenses:
  Advisory fees                                                              983            992          1,318
  Transfer agent expenses                                                      3             --              3
  Registration fees                                                           41             13            105
  System fees                                                                  6              7              6
  Custodian fees                                                              30             24             11
  Audit fees                                                                   5              4              4
  Distribution fees                                                          378            382            507
  Administrative fees                                                        378            382            507
  Other expenses                                                               8              9              3
---------------------------------------------------------------------------------------------------------------
Total Expenses                                                             1,832          1,813          2,464
---------------------------------------------------------------------------------------------------------------
Expense and Fee Offsets                                                     (24)           (27)           (20)
---------------------------------------------------------------------------------------------------------------
Net Expenses                                                               1,808          1,786          2,444
---------------------------------------------------------------------------------------------------------------
Excess Expense Reimbursement                                                (39)           (14)           (52)
---------------------------------------------------------------------------------------------------------------
Net Expenses After Reimbursement                                           1,769          1,772          2,392
---------------------------------------------------------------------------------------------------------------
Net Investment Income/(Loss)                                               (332)        (1,249)            766
---------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments:
  Net realized gain/(loss) from securities transactions                 (22,459)      (101,372)       (27,701)
  Net realized gain/(loss) from foreign currency transactions               (69)             --             --
  Net realized gain/(loss) from future contracts                              --             --             --
  Change in net unrealized appreciation or depreciation of
    investments and foreign currency                                     (6,384)         31,111         13,067
---------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments                  (28,912)       (70,261)       (14,634)
---------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations       $ (29,244)     $ (71,510)     $ (13,868)
---------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

  48  Janus Adviser Series / January 31, 2002

                                                                    Janus Adviser                 Janus Adviser Janus Adviser
                                                                         Core      Janus Adviser    Growth and    Strategic
For the period ended January 31, 2002 (unaudited)                       Equity        Balanced        Income         Value
(all numbers in thousands)                                             Fund(1)          Fund           Fund          Fund
-----------------------------------------------------------------------------------------------------------------------------
Investment Income:
  Interest                                                            $       20     $    7,616     $      403    $        6
  Dividends                                                                   64          2,099            326            18
  Foreign tax withheld                                                        --            (5)             --            --
-----------------------------------------------------------------------------------------------------------------------------
Total Investment Income                                                       84          9,710            729            24
-----------------------------------------------------------------------------------------------------------------------------
Expenses:
  Advisory fees                                                               33          1,981            304            16
  Transfer agent expenses                                                      1              4              2             1
  Registration fees                                                            7             58             43             5
  System fees                                                                  6              8              6             6
  Custodian fees                                                              18             35             25            13
  Audit fees                                                                   3              4              4             2
  Distribution fees                                                           13            762            117             6
  Administrative fees                                                         13            762            117             6
  Other expenses                                                               1              6              2             2
-----------------------------------------------------------------------------------------------------------------------------
Total Expenses                                                                95          3,620            620            57
-----------------------------------------------------------------------------------------------------------------------------
Expense and Fee Offsets                                                      (1)           (20)            (9)            --
-----------------------------------------------------------------------------------------------------------------------------
Net Expenses                                                                  94          3,600            611            57
-----------------------------------------------------------------------------------------------------------------------------
Excess Expense Reimbursement                                                 (6)           (35)             --          (13)
-----------------------------------------------------------------------------------------------------------------------------
Net Expenses After Reimbursement                                              88          3,565            611            44
-----------------------------------------------------------------------------------------------------------------------------
Net Investment Income/(Loss)                                                 (4)          6,145            118          (20)
-----------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments:
  Net realized gain/(loss) from securities transactions                    (556)       (15,772)        (4,079)         (558)
  Net realized gain/(loss) from foreign currency transactions                 --            (1)             --            --
  Net realized gain/(loss) from future contracts                              --             --             --            --
  Change in net unrealized appreciation or depreciation of
    investments and foreign currency                                         333          (998)          (588)           151
-----------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments                     (223)       (16,771)        (4,667)         (407)
-----------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations       $    (227)     $ (10,626)     $  (4,549)    $    (427)
-----------------------------------------------------------------------------------------------------------------------------


                                                                                                 Janus Adviser  Janus Adviser
                                                                    Janus Adviser  Janus Adviser      Global       Flexible
For the period ended January 31, 2002 (unaudited)                   International    Worldwide        Value         Income
(all numbers in thousands)                                               Fund           Fund           Fund          Fund
-----------------------------------------------------------------------------------------------------------------------------
Investment Income:
  Interest                                                            $    1,142     $    1,929     $        3    $      582
  Dividends                                                                1,627          3,968              8            --
  Foreign tax withheld                                                     (156)          (204)             --            --
-----------------------------------------------------------------------------------------------------------------------------
Total Investment Income                                                    2,613          5,693             11           582
-----------------------------------------------------------------------------------------------------------------------------
Expenses:
  Advisory fees                                                            1,542          3,253              7            67
  Transfer agent expenses                                                      8              2              1             1
  Registration fees                                                           49             62              3             9
  System fees                                                                  7              8              7             6
  Custodian fees                                                             164            189              7            13
  Audit fees                                                                   7              7              4             2
  Distribution fees                                                          593          1,251              2            26
  Administrative fees                                                        593          1,251              2            26
  Other expenses                                                               9              9              1             8
-----------------------------------------------------------------------------------------------------------------------------
Total Expenses                                                             2,972          6,032             34           158
-----------------------------------------------------------------------------------------------------------------------------
Expense and Fee Offsets                                                     (33)           (52)             --           (3)
-----------------------------------------------------------------------------------------------------------------------------
Net Expenses                                                               2,939          5,980             34           155
-----------------------------------------------------------------------------------------------------------------------------
Excess Expense Reimbursement                                                  --             --           (16)          (31)
-----------------------------------------------------------------------------------------------------------------------------
Net Expenses After Reimbursement                                           2,939          5,980             18           124
-----------------------------------------------------------------------------------------------------------------------------
Net Investment Income/(Loss)                                               (326)          (287)            (7)           458
-----------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments:
  Net realized gain/(loss) from securities transactions                 (52,014)       (95,848)             24         (334)
  Net realized gain/(loss) from foreign currency transactions             (338)         (1,034)              1            --
  Net realized gain/(loss) from future contracts                              --             --             --            27
  Change in net unrealized appreciation or depreciation of
    investments and foreign currency                                      12,309        (4,772)            102         (205)
-----------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments                  (40,043)      (101,654)            127         (512)
-----------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations       $ (40,369)     $(101,941)     $      120     $    (54)
-----------------------------------------------------------------------------------------------------------------------------

                                                                   Janus Adviser
                                                                       Money
For the period ended January 31, 2002 (unaudited)                      Market
(all numbers in thousands)                                              Fund
--------------------------------------------------------------------------------
Investment Income:
  Interest                                                           $      280
  Dividends                                                                  --
  Foreign tax withheld                                                       --
--------------------------------------------------------------------------------
Total Investment Income                                                     280
--------------------------------------------------------------------------------
Expenses:
  Advisory fees                                                              26
  Transfer agent expenses                                                     1
  Registration fees                                                           6
  System fees                                                                 6
  Custodian fees                                                              2
  Audit fees                                                                  4
  Distribution fees                                                          26
  Administrative fees                                                        26
  Other expenses                                                              2
--------------------------------------------------------------------------------
Total Expenses                                                               99
--------------------------------------------------------------------------------
Expense and Fee Offsets                                                     (1)
--------------------------------------------------------------------------------
Net Expenses                                                                 98
--------------------------------------------------------------------------------
Excess Expense Reimbursement                                                (9)
--------------------------------------------------------------------------------
Net Expenses After Reimbursement                                             89
--------------------------------------------------------------------------------
Net Investment Income/(Loss)                                                191
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments:
  Net realized gain/(loss) from securities transactions                      --
  Net realized gain/(loss) from foreign currency transactions                --
  Net realized gain/(loss) from future contracts                             --
  Change in net unrealized appreciation or depreciation of
    investments and foreign currency                                         --
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments                       --
--------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations      $      191
--------------------------------------------------------------------------------

(1)  Formerly, Janus Adviser Equity Income Fund.

See Notes to Financial Statements.

                                   Janus Adviser Series / January 31, 2002  49

STATEMENTS OF CHANGES IN NET ASSETS

                                                                            Janus Adviser
For the six months ended January 31 (unaudited)                                Growth
and for the fiscal year ended July 31                                           Fund
(all numbers in thousands)                                               2002          2001
----------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                        $    (332)    $     (89)
  Net realized gain/(loss) from investment transactions                 (22,528)      (37,091)
  Change in unrealized net appreciation or depreciation of
    investments and foreign currency translations                        (6,384)       (3,802)
----------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations         (29,244)      (40,982)
----------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                                      --          (31)
  Net realized gain from investment transactions*                             --            --
----------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                                 --          (31)
----------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                            171,000       225,006
  Shares transferred(2)                                                       --       156,824
  Reinvested dividends and distributions                                      --            31
  Shares repurchased                                                    (50,616)      (59,806)
----------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                  120,384       306,045
----------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                     91,140       265,032
Net Assets:
  Beginning of period(2)                                                 265,032            --
----------------------------------------------------------------------------------------------
  End of period                                                       $  356,172    $  265,032
----------------------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid-in surplus)*                            $  426,331    $  305,947
  Undistributed net investment income/(loss)*                              (332)            --
  Undistributed net realized gain/(loss) from investments*              (59,641)      (37,113)
Unrealized appreciation/(depreciation) of investments and
  foreign currency translations                                         (10,186)         2,121
----------------------------------------------------------------------------------------------
                                                                      $  356,172    $      265
----------------------------------------------------------------------------------------------
Transactions in Fund Shares:
  Shares sold                                                              8,578         8,192
  Shares transferred(2)                                                       --         6,143
  Reinvested dividends and distributions                                      --             1
----------------------------------------------------------------------------------------------
Total                                                                      8,578        14,336
----------------------------------------------------------------------------------------------
  Shares Repurchased                                                     (2,494)       (2,882)
Net Increase/(Decrease) in Fund Shares                                     6,084        11,454
Shares Outstanding, Beginning of Period(2)                                11,454            --
----------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                         17,538        11,454
----------------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities: (excluding
  short-term securities)
  Purchases of securities                                             $  130,894    $  232,109
  Proceeds from sales of securities                                       39,771        92,051
  Purchases of long-term U.S. government obligations                          --            --
  Proceeds from sales of long-term U.S. government obligations                --            --

(2) A reorganization of the Retirement Shares of the Janus Aspen Series occurred at the close of business on July 31, 2000 (except Janus Adviser Strategic Value and Janus Adviser Global Value Fund). All Capital and Shares were transferred to the corresponding fund of the newly formed Janus Adviser Series. See Note 1 in Notes to Financial Statements.

For Janus Aspen Series prior period Statement of Changes please see page 56-59.

*See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

  50  Janus Adviser Series / January 31, 2002

                                                                            Janus Adviser              Janus Adviser
For the six months ended January 31 (unaudited)                           Aggressive Growth         Capital Appreciation
and for the fiscal year ended July 31                                           Fund                        Fund
(all numbers in thousands)                                               2002          2001          2002          2001
--------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                        $  (1,249)    $  (2,248)    $      766    $    1,869
  Net realized gain/(loss) from investment transactions                (101,372)     (166,477)      (27,701)      (32,521)
  Change in unrealized net appreciation or depreciation of
    investments and foreign currency translations                         31,111      (28,990)        13,067      (20,274)
--------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations         (71,510)     (197,715)      (13,868)      (50,926)
--------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                                      --            --       (1,498)       (1,038)
  Net realized gain from investment transactions*                             --            --                          --
--------------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                                 --            --       (1,498)       (1,038)
--------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                             96,068       423,567       421,453       202,436
  Shares transferred(2)                                                       --       238,484            --       109,598
  Reinvested dividends and distributions                                      --            --         1,496         1,024
  Shares repurchased                                                    (59,806)     (128,659)      (31,928)      (30,288)
--------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                   36,262       533,392       391,021       282,770
--------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                   (35,248)       335,677       375,655       230,806
Net Assets:
  Beginning of period(2)                                                 335,677            --       230,806            --
--------------------------------------------------------------------------------------------------------------------------
  End of period                                                       $  300,429    $  335,677    $  606,461    $  230,806
--------------------------------------------------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid-in surplus)*                            $  570,354    $  534,092    $  673,791    $  282,770
  Undistributed net investment income/(loss)*                            (1,249)            --            99           831
  Undistributed net realized gain/(loss) from investments*             (270,797)     (169,425)      (60,222)      (32,521)
Unrealized appreciation/(depreciation) of investments and
  foreign currency translations                                            2,121      (28,990)       (7,207)      (20,274)
--------------------------------------------------------------------------------------------------------------------------
                                                                      $  300,429    $  335,677    $  606,461    $  230,806
--------------------------------------------------------------------------------------------------------------------------
Transactions in Fund Shares:
  Shares sold                                                              4,600        11,700        20,456         7,548
  Shares transferred(2)                                                       --         5,956            --         3,780
  Reinvested dividends and distributions                                      --            --            71            38
--------------------------------------------------------------------------------------------------------------------------
Total                                                                      4,600        17,656        20,527        11,366
--------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                                     (2,865)       (4,063)       (1,531)       (1,157)
Net Increase/(Decrease) in Fund Shares                                     1,735        13,593        18,996        10,209
Shares Outstanding, Beginning of Period(2)                                13,593            --        10,209            --
--------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                         15,328        13,593        29,205        10,209
--------------------------------------------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities: (excluding
  short-term securities)
  Purchases of securities                                             $  141,214    $  546,251    $  379,633    $  223,121
  Proceeds from sales of securities                                      169,404       257,472        76,971        73,038
  Purchases of long-term U.S. government obligations                          --            --            --            --
  Proceeds from sales of long-term U.S. government obligations                --            --            --            --


                                                                           Janus Adviser               Janus Adviser
For the six months ended January 31 (unaudited)                             Core Equity                   Balanced
and for the fiscal year ended July 31                                         Fund(1)                       Fund
(all numbers in thousands)                                               2002          2001          2002          2001
--------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                        $      (4)    $        1    $    6,145    $    8,462
  Net realized gain/(loss) from investment transactions                    (556)         (299)      (15,773)      (13,860)
  Change in unrealized net appreciation or depreciation of
    investments and foreign currency translations                            333         (130)         (998)       (3,872)
--------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations            (227)         (428)      (10,626)       (9,270)
--------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                                      --           (8)       (6,753)       (6,756)
  Net realized gain from investment transactions*                             --          (53)            --            --
--------------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                                 --          (61)       (6,753)       (6,756)
--------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                              8,752         9,636       265,693       492,036
  Shares transferred(2)                                                       --         1,184            --       131,099
  Reinvested dividends and distributions                                      --            61         6,752         6,754
  Shares repurchased                                                     (2,816)       (3,258)      (58,893)      (83,224)
--------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                    5,936         7,623       213,552       546,665
--------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                 $    5,709         7,134       196,173       530,639
Net Assets:
  Beginning of period(2)                                                   7,134            --       530,639            --
--------------------------------------------------------------------------------------------------------------------------
  End of period                                                       $   12,843    $    7,134    $  726,812    $  530,639
--------------------------------------------------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid-in surplus)*                            $   13,553    $    7,617    $  760,239    $  546,687
  Undistributed net investment income/(loss)*                                (4)            --         1,015         1,623
  Undistributed net realized gain/(loss) from investments*                 (909)         (353)      (29,572)      (13,799)
Unrealized appreciation/(depreciation) of investments and
  foreign currency translations                                              203         (130)       (4,870)       (3,872)
--------------------------------------------------------------------------------------------------------------------------
                                                                      $   12,843    $    7,134    $  726,812    $  530,639
--------------------------------------------------------------------------------------------------------------------------
Transactions in Fund Shares:
  Shares sold                                                                560           532        11,659        20,200
  Shares transferred(2)                                                       --            69            --         5,575
  Reinvested dividends and distributions                                      --             3           301           284
--------------------------------------------------------------------------------------------------------------------------
Total                                                                        560           604        11,960        26,059
--------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                                       (176)         (185)       (2,596)       (3,430)
Net Increase/(Decrease) in Fund Shares                                       384           419         9,364        22,629
Shares Outstanding, Beginning of Period(2)                                   419            --        22,629            --
--------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                            803           419        31,993        22,629
--------------------------------------------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities: (excluding
  short-term securities)
  Purchases of securities                                             $    9,684    $    9,217    $  266,787    $  468,709
  Proceeds from sales of securities                                        3,924         3,910       122,020       184,255
  Purchases of long-term U.S. government obligations                          35           173       182,839       210,401
  Proceeds from sales of long-term U.S. government obligations               104            68       128,498       141,348

                                                                           Janus Adviser
For the six months ended January 31 (unaudited)                           Growth and Income
and for the fiscal year ended July 31                                           Fund
(all numbers in thousands)                                               2002          2001
----------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                        $      118    $      118
  Net realized gain/(loss) from investment transactions                  (4,079)       (2,255)
  Change in unrealized net appreciation or depreciation of
    investments and foreign currency translations                          (588)         (823)
----------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations          (4,549)       (2,960)
----------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                                   (157)          (71)
  Net realized gain from investment transactions*                             --            --
----------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                              (157)          (71)
----------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                            155,333        27,538
  Shares transferred(2)                                                       --        16,019
  Reinvested dividends and distributions                                     154            68
  Shares repurchased                                                    (12,461)       (5,986)
----------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                  143,026        37,639
----------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                    138,320        34,608
Net Assets:
  Beginning of period(2)                                                  34,608            --
----------------------------------------------------------------------------------------------
  End of period                                                       $  172,928    $   34,608
----------------------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid-in surplus)*                            $  180,668    $   37,642
  Undistributed net investment income/(loss)*                                  8            47
  Undistributed net realized gain/(loss) from investments*               (6,337)       (2,258)
Unrealized appreciation/(depreciation) of investments and
  foreign currency translations                                          (1,411)         (823)
----------------------------------------------------------------------------------------------
                                                                      $  172,928    $   34,608
----------------------------------------------------------------------------------------------
Transactions in Fund Shares:
  Shares sold                                                             10,609         1,645
  Shares transferred(2)                                                       --           928
  Reinvested dividends and distributions                                      11             4
----------------------------------------------------------------------------------------------
Total                                                                     10,620         2,577
----------------------------------------------------------------------------------------------
  Shares Repurchased                                                       (860)         (355)
Net Increase/(Decrease) in Fund Shares                                     9,760         2,222
Shares Outstanding, Beginning of Period(2)                                 2,222            --
----------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                         11,982         2,222
----------------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities: (excluding
  short-term securities)
  Purchases of securities                                             $  125,210    $   25,633
  Proceeds from sales of securities                                       12,471         9,433
  Purchases of long-term U.S. government obligations                       3,651         1,434
  Proceeds from sales of long-term U.S. government obligations                --           481

(1)  Formerly, Janus Adviser Equity Income Fund.

(2) A reorganization of the Retirement Shares of the Janus Aspen Series occurred at the close of business on July 31, 2000 (except Janus Adviser Strategic Value and Janus Adviser Global Value Fund). All Capital and Shares were transferred to the corresponding fund of the newly formed Janus Adviser Series. See Note 1 in Notes to Financial Statements.

For Janus Aspen Series prior period Statement of Changes please see page 56-59.

*See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

                                   Janus Adviser Series / January 31, 2002  51


                                                                           Janus Adviser
For the six months ended January 31 (unaudited)                           Strategic Value
and for the fiscal year or period ended July 31                                Fund
(all numbers in thousands)                                              2002          2001
----------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                       $      (20)   $      (26)
  Net realized gain/(loss) from investment transactions                    (558)         (558)
  Change in unrealized net appreciation or depreciation of
    investments and foreign currency translations                            151          (41)
----------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations            (427)         (625)
----------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                                      --            --
  Net realized gain from investment transactions*                             --            --
----------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                                 --            --
----------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                                397         5,994
  Shares transferred(2)                                                       --           N/A
  Reinvested dividends and distributions                                      --            --
  Shares repurchased                                                       (210)         (114)
----------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                      187         5,880
----------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                      (240)         5,255
Net Assets:
  Beginning of period(2)                                                   5,255            --
----------------------------------------------------------------------------------------------
  End of period                                                      $     5,015   $     5,255
----------------------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid-in surplus)*                           $     6,041   $     5,854
  Undistributed net investment income/(loss)*                               (20)            --
  Undistributed net realized gain/(loss) from investments*               (1,116)         (558)
Unrealized appreciation/(depreciation) of investments and
  foreign currency translations                                              110          (41)
----------------------------------------------------------------------------------------------
                                                                     $     5,015   $     5,255
----------------------------------------------------------------------------------------------
Transactions in Fund Shares:
  Shares sold                                                                 48           604
  Shares transferred(2)                                                       --           N/A
  Reinvested dividends and distributions                                      --            --
----------------------------------------------------------------------------------------------
Total                                                                         48           604
----------------------------------------------------------------------------------------------
  Shares Repurchased                                                        (27)          (12)
Net Increase/(Decrease) in Fund Shares                                        21           592
Shares Outstanding, Beginning of Period(2)                                   592            --
----------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                            613           592
----------------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities: (excluding
  short-term securities)
  Purchases of securities                                            $     2,438   $     9,917
  Proceeds from sales of securities                                        1,987         4,301
  Purchases of long-term U.S. government obligations                          --            --
  Proceeds from sales of long-term U.S. government obligations                --            --

(2) A reorganization of the Retirement Shares of the Janus Aspen Series occurred at the close of business on July 31, 2000 (except Janus Adviser Strategic Value and Janus Adviser Global Value Fund). All Capital and Shares were transferred to the corresponding fund of the newly formed Janus Adviser Series. See Note 1 in Notes to Financial Statements.

For Janus Aspen Series prior period Statement of Changes please see page 56-59.

*See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

  52  Janus Adviser Series / January 31, 2002

                                                                            Janus Adviser               Janus Adviser
For the six months ended January 31 (unaudited)                             International                 Worldwide
and for the fiscal year or period ended July 31                                 Fund                        Fund
(all numbers in thousands)                                              2002          2001          2002            2001
--------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                       $     (326)   $     2,715   $     (287)   $     4,589
  Net realized gain/(loss) from investment transactions                 (52,352)      (49,229)      (96,882)      (99,002)
  Change in unrealized net appreciation or depreciation of
    investments and foreign currency translations                         12,309      (49,812)       (4,772)      (29,779)
--------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations         (40,369)      (96,326)     (101,941)     (124,192)
--------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                                 (2,046)         (667)       (1,525)       (3,041)
  Net realized gain from investment transactions*                             --         (665)            --            --
--------------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                            (2,046)       (1,332)       (1,525)       (3,041)
--------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                            623,458       809,486       527,113     1,106,632
  Shares transferred(2)                                                       --        41,134            --       307,422
  Reinvested dividends and distributions                                   1,866         1,298         1,522         3,020
  Shares repurchased                                                   (432,047)     (323,961)     (227,371)     (339,874)
--------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                  193,277       527,957       301,264     1,077,200
--------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                    150,862       430,299       197,798       949,967
Net Assets:
  Beginning of period(2)                                                 430,299            --       949,967            --
--------------------------------------------------------------------------------------------------------------------------
  End of period                                                      $   581,161   $   430,299   $ 1,147,765   $   949,967
--------------------------------------------------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid-in surplus)*                           $   721,258   $   527,981   $ 1,378,752   $ 1,077,488
  Undistributed net investment income/(loss)*                              (386)         1,986         (394)         1,418
  Undistributed net realized gain/(loss) from investments*             (102,208)      (49,856)     (196,042)      (99,160)
Unrealized appreciation/(depreciation) of investments and
  foreign currency translations                                         (37,503)      (49,812)      (34,551)      (29,779)
--------------------------------------------------------------------------------------------------------------------------
                                                                     $   581,161   $   430,299   $ 1,147,765   $   949,967
--------------------------------------------------------------------------------------------------------------------------
Transactions in Fund Shares:
  Shares sold                                                             26,489        26,779        18,592        30,495
  Shares transferred(2)                                                       --         1,303            --         9,383
  Reinvested dividends and distributions                                      78            41            53            82
--------------------------------------------------------------------------------------------------------------------------
Total                                                                     26,567        28,123        18,645        39,960
--------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                                    (18,269)      (11,439)       (8,059)       (9,585)
Net Increase/(Decrease) in Fund Shares                                     8,298        16,684        10,586        30,375
Shares Outstanding, Beginning of Period(2)                                16,684            --        30,375            --
--------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                         24,982        16,684        40,961        30,375
--------------------------------------------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities: (excluding
  short-term securities)
  Purchases of securities                                            $   298,490   $   571,641   $   629,350   $ 1,110,618
  Proceeds from sales of securities                                      109,878       152,943       298,759       416,608
  Purchases of long-term U.S. government obligations                          --            --            --            --
  Proceeds from sales of long-term U.S. government obligations                --            --            --            --

                                                                            Janus Adviser               Janus Adviser
For the six months ended January 31 (unaudited)                             Global Value               Flexible Income
and for the fiscal year or period ended July 31                                 Fund                        Fund
(all numbers in thousands)                                              2002         2001(1)        2002          2001
--------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                       $       (7)   $         2   $       458   $       148
  Net realized gain/(loss) from investment transactions                       25            --         (307)            16
  Change in unrealized net appreciation or depreciation of
    investments and foreign currency translations                            102          (39)         (205)           103
--------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations              120          (37)          (54)           267
--------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                                     (2)            --         (458)         (148)
  Net realized gain from investment transactions*                             --            --          (80)            --
--------------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                                (2)            --         (538)         (148)
--------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                                170         2,018        53,323        11,963
  Shares transferred(2)                                                       --           N/A            --           822
  Reinvested dividends and distributions                                       3            --           528           144
  Shares repurchased                                                          --            --      (22,589)       (6,889)
--------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                      173         2,018        31,262         6,040
--------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                        291         1,981        30,670         6,159
Net Assets:
  Beginning of period(2)                                                   1,981            --         6,159            --
--------------------------------------------------------------------------------------------------------------------------
  End of period                                                      $     2,272   $     1,981   $    36,829   $     6,159
--------------------------------------------------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid-in surplus)*                           $     2,191   $     2,018   $    37,302   $     6,040
  Undistributed net investment income/(loss)*                                (7)             2            --            --
  Undistributed net realized gain/(loss) from investments*                    25            --         (371)            16
Unrealized appreciation/(depreciation) of investments and
  foreign currency translations                                               63          (39)         (102)           103
--------------------------------------------------------------------------------------------------------------------------
                                                                     $     2,272   $     1,981   $    36,829   $     6,159
--------------------------------------------------------------------------------------------------------------------------
Transactions in Fund Shares:
  Shares sold                                                                 17           202         4,422         1,021
  Shares transferred(2)                                                       --           N/A            --            71
  Reinvested dividends and distributions                                      --            --            44            12
--------------------------------------------------------------------------------------------------------------------------
Total                                                                         17           202         4,466         1,104
--------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                                          --            --       (1,878)         (587)
Net Increase/(Decrease) in Fund Shares                                        17           202         2,588           517
Shares Outstanding, Beginning of Period(2)                                   202            --           517            --
--------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                            219           202         3,105           517
--------------------------------------------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities: (excluding
  short-term securities)
  Purchases of securities                                            $       832   $     1,425   $    34,776   $     8,601
  Proceeds from sales of securities                                          351            --        12,659         5,197
  Purchases of long-term U.S. government obligations                          --            --        33,518         7,646
  Proceeds from sales of long-term U.S. government obligations                --            --        24,599         6,046

                                                                            Janus Adviser
For the six months ended January 31 (unaudited)                              Money Market
and for the fiscal year or period ended July 31                                 Fund
(all numbers in thousands)                                              2002          2001
----------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                       $       191   $       480
  Net realized gain/(loss) from investment transactions                       --            --
  Change in unrealized net appreciation or depreciation of
    investments and foreign currency translations                             --            --
----------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations              191           480
----------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                                   (191)         (480)
  Net realized gain from investment transactions*                                           --
----------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                              (191)         (480)
----------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                             33,380        42,764
  Shares transferred(2)                                                       --         6,652
  Reinvested dividends and distributions                                     187           469
  Shares repurchased                                                    (24,404)      (34,120)
----------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                    9,163        15,765
----------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                      9,163        15,765
Net Assets:
  Beginning of period(2)                                                  15,765            --
----------------------------------------------------------------------------------------------
  End of period                                                      $    24,928   $    15,765
----------------------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid-in surplus)*                           $    24,928   $    15,765
  Undistributed net investment income/(loss)*                                 --            --
  Undistributed net realized gain/(loss) from investments*                    --            --
Unrealized appreciation/(depreciation) of investments and
  foreign currency translations                                               --            --
----------------------------------------------------------------------------------------------
                                                                     $    24,928   $    15,765
----------------------------------------------------------------------------------------------
Transactions in Fund Shares:
  Shares sold                                                             33,380        42,764
  Shares transferred(2)                                                       --         6,652
  Reinvested dividends and distributions                                     187           469
----------------------------------------------------------------------------------------------
Total                                                                     33,567        49,885
----------------------------------------------------------------------------------------------
  Shares Repurchased                                                    (24,404)      (34,120)
Net Increase/(Decrease) in Fund Shares                                     9,163        15,765
Shares Outstanding, Beginning of Period(2)                                15,765            --
----------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                         24,928        15,765
----------------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities: (excluding
  short-term securities)
  Purchases of securities                                                     --            --
  Proceeds from sales of securities                                           --            --
  Purchases of long-term U.S. government obligations                          --            --
  Proceeds from sales of long-term U.S. government obligations                --            --

(1)  Period May 1, 2001 (inception) to January 31, 2002.

(2) A reorganization of the Retirement Shares of the Janus Aspen Series occurred at the close of business on July 31, 2000 (except Janus Adviser Strategic Value and Janus Adviser Global Value Fund). All Capital and Shares were transferred to the corresponding fund of the newly formed Janus Adviser Series. See Note 1 in Notes to Financial Statements.

For Janus Aspen Series prior period Statement of Changes please see page 56-59.

*See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

                                   Janus Adviser Series / January 31, 2002  53

                                                                           Janus Aspen
For the seven months ended July 31, 2000                                      Growth
and for the fiscal year ended December 31                                    Portfolio
(all numbers in thousands)                                             2000(1)        1999
----------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                      $      4,048  $      5,209
  Net realized gain/(loss) from investment transactions                  161,647       155,359
  Change in unrealized net appreciation or depreciation of
    investments and foreign currency                                   (207,281)       582,872
----------------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations                    (41,586)       743,440
----------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income                                                  (4,744)       (4,543)
  Net realized gain from investment transactions                       (317,739)       (9,036)
----------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                          (322,483)      (13,579)
----------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold
    Institutional Shares                                               1,134,692     1,298,997
    Retirement Shares                                                    153,080        52,393
    Service Shares                                                        20,456            --
  Reinvested dividends and distributions
    Institutional Shares                                                 307,095        13,566
    Retirement Shares                                                     14,214            13
    Service Shares                                                         1,174            --
  Shares repurchased
    Institutional Shares                                               (131,074)     (194,056)
    Retirement Shares                                                   (19,033)      (38,550)
    Service Shares                                                          (71)            --
Net Increase/(Decrease) from Capital Share Transactions                1,480,533     1,168,555
----------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                  1,116,464     1,898,416
----------------------------------------------------------------------------------------------
Net Assets:
  Beginning of period                                                  3,001,983     1,103,567
----------------------------------------------------------------------------------------------
  End of period                                                     $  4,118,447  $  3,001,983
----------------------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid-in surplus)                           $  3,422,090  $  1,941,557
  Undistributed net investment income/(loss)                                 168           864
  Undistributed net realized gain/(loss) from investments                  (729)       155,363
Unrealized appreciation/(depreciation) of investments
  and foreign currency                                                   696,918       904,199
----------------------------------------------------------------------------------------------
                                                                    $  4,118,447  $  3,001,983
----------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Institutional Shares
  Shares sold                                                             33,163        47,425
  Reinvested dividends and distributions                                   9,811           486
----------------------------------------------------------------------------------------------
Total                                                                     42,974        47,911
----------------------------------------------------------------------------------------------
Shares Repurchased                                                       (3,862)       (7,339)
Net Increase/(Decrease) in Portfolio Shares                               39,112        40,572
Shares Outstanding, Beginning of Period                                   87,457        46,885
----------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                        126,569        87,457
----------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Retirement Shares(2)
  Shares sold                                                          4,483,356     1,844,663
  Reinvested dividends and distributions                                 455,506           475
----------------------------------------------------------------------------------------------
Total                                                                  4,938,862     1,845,138
----------------------------------------------------------------------------------------------
Shares Repurchased                                                     (560,239)      (81,361)
Net Increase/(Decrease) in Portfolio Shares                            4,378,623     1,763,777
Shares Outstanding, Beginning of Period                                1,764,531           754
----------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                      6,143,154     1,764,531
----------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Service Shares(2)
  Shares sold                                                            615,176            --
  Reinvested dividends and distributions                                  37,963            --
----------------------------------------------------------------------------------------------
Total                                                                    653,139            --
----------------------------------------------------------------------------------------------
Shares Repurchased                                                       (2,154)            --
Net Increase/(Decrease) in Portfolio Shares                              650,985            --
Shares Outstanding, Beginning of Period                                       --            --
----------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                        650,985            --
----------------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities:
  (excluding short-term securities)
  Purchases of securities                                           $  2,016,800  $  1,792,760
  Proceeds from sales of securities                                      911,315       845,225
  Purchases of long-term U.S. government obligations                          --            --
  Proceeds from sales of long-term U.S. government obligations                --            --

(1) A reorganization of the Retirement Shares of Janus Aspen Series occurred at the close of business on July 31, 2000. The net assets of the Retirement Shares were transferred to the corresponding fund of the newly formed Janus Adviser Series. The information shown comes from audited financial statements for Janus Aspen Series for the period January 1, 2000 to July 31, 2000.
(2) Transactions in Portfolio Shares - Retirement and Service Shares are not in thousands.

See Notes to Financial Statements.

  54  Janus Adviser Series / January 31, 2002

                                                                              Janus Aspen                   Janus Aspen
For the seven months ended July 31, 2000                                   Aggressive Growth          Capital Appreciation
and for the fiscal year ended December 31                                      Portfolio                     Portfolio
(all numbers in thousands)                                            2000(1)         1999        2000(1)         1999
--------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                      $   (11,702)  $    (7,523)  $      8,677  $      1,957
  Net realized gain/(loss) from investment transactions                  113,714       392,796      (17,648)         3,659
  Change in unrealized net appreciation or depreciation of
    investments and foreign currency                                   (374,262)     1,148,333      (74,429)       169,996
--------------------------------------------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations                   (272,250)     1,533,606      (83,400)       175,612
--------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income                                                       --            --       (9,094)       (1,635)
  Net realized gain from investment transactions                       (545,272)      (52,162)         (585)            --
--------------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                          (545,272)      (52,162)       (9,679)       (1,635)
--------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold
    Institutional Shares                                               2,069,314     1,695,094       505,957       425,454
    Retirement Shares                                                    314,482        34,652       108,622        21,310
    Service Shares                                                        45,819            --       449,981            --
  Reinvested dividends and distributions
    Institutional Shares                                                 512,417        52,029         7,779         1,635
    Retirement Shares                                                     29,624           133           427            --
    Service Shares                                                         3,231            --         1,473            --
  Shares repurchased
    Institutional Shares                                               (481,091)     (665,828)      (41,578)      (44,052)
    Retirement Shares                                                    (2,937)       (6,785)       (2,391)      (22,210)
    Service Shares                                                         (546)            --      (24,609)            --
Net Increase/(Decrease) from Capital Share Transactions                2,454,700     1,113,143     1,001,267       401,956
--------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                  1,637,178     2,594,587       908,188       575,933
--------------------------------------------------------------------------------------------------------------------------
Net Assets:
  Beginning of period                                                  3,367,547       772,960       650,140        74,207
--------------------------------------------------------------------------------------------------------------------------
  End of period                                                     $  5,004,725  $  3,367,547  $  1,558,328  $    650,140
--------------------------------------------------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid-in surplus)                           $  4,043,097  $  1,588,397  $  1,461,171  $    459,904
  Undistributed net investment income/(loss)                            (11,704)          (61)           356           133
  Undistributed net realized gain/(loss) from investments               (48,332)       383,226      (18,521)         (288)
Unrealized appreciation/(depreciation) of investments
  and foreign currency                                                 1,021,664     1,395,926       115,739       190,168
--------------------------------------------------------------------------------------------------------------------------
                                                                    $  5,004,725  $  3,367,547  $  1,558,328  $    650,140
--------------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Institutional Shares
  Shares sold                                                             32,727        45,266        15,094        16,966
  Reinvested dividends and distributions                                   9,599         1,555           249            55
--------------------------------------------------------------------------------------------------------------------------
Total                                                                     42,326        46,821        15,343        17,021
--------------------------------------------------------------------------------------------------------------------------
Shares Repurchased                                                       (7,875)      (19,177)       (1,253)       (1,847)
Net Increase/(Decrease) in Portfolio Shares                               34,451        27,644        14,090        15,174
Shares Outstanding, Beginning of Period                                   55,608        27,964        18,894         3,720
--------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                         90,059        55,608        32,984        18,894
--------------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Retirement Shares(2)
  Shares sold                                                          5,216,843       872,484     3,260,486       805,168
  Reinvested dividends and distributions                                 566,408         4,023        13,809            --
--------------------------------------------------------------------------------------------------------------------------
Total                                                                  5,783,251       876,507     3,274,295       805,168
--------------------------------------------------------------------------------------------------------------------------
Shares Repurchased                                                     (640,402)      (63,544)     (207,295)      (93,123)
Net Increase/(Decrease) in Portfolio Shares                            5,142,849       812,963     3,067,000       712,045
Shares Outstanding, Beginning of Period                                  813,583           620       713,045         1,000
--------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                      5,956,432       813,583     3,780,045       713,045
--------------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Service Shares(2)
  Shares sold                                                            810,743            --    13,687,135            --
  Reinvested dividends and distributions                                  61,521            --        47,959            --
--------------------------------------------------------------------------------------------------------------------------
Total                                                                    872,264            --    13,735,094            --
--------------------------------------------------------------------------------------------------------------------------
Shares Repurchased                                                       (9,753)            --     (775,084)            --
Net Increase/(Decrease) in Portfolio Shares                              862,511            --    12,960,010            --
Shares Outstanding, Beginning of Period                                       --            --            --            --
--------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                        862,511            --    12,960,010            --
--------------------------------------------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities:
  (excluding short-term securities)
  Purchases of securities                                           $  3,947,537  $  2,594,856  $    579,385  $    380,037
  Proceeds from sales of securities                                    2,135,239     1,580,979        57,785       105,924
  Purchases of long-term U.S. government obligations                          --            --            --            --
  Proceeds from sales of long-term U.S. government obligations                --            --            --            --


                                                                             Janus Aspen               Janus Aspen
For the seven months ended July 31, 2000                                       Balanced               Equity Income
and for the fiscal year ended December 31                                     Portfolio                 Portfolio
(all numbers in thousands)                                             2000(1)        1999         2000(1)        1999
--------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                      $     53,501  $     46,012  $         18  $         45
  Net realized gain/(loss) from investment transactions                   95,334       180,516         2,259         2,279
  Change in unrealized net appreciation or depreciation of
    investments and foreign currency                                   (172,106)       185,339       (2,763)         2,881
--------------------------------------------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations                    (23,271)       411,867         (486)         5,205
--------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income                                                 (57,472)      (42,435)          (29)          (38)
  Net realized gain from investment transactions                       (275,658)            --       (4,560)          (59)
--------------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                          (333,130)      (42,435)       (4,589)          (97)
--------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold
    Institutional Shares                                                 748,818     1,279,277         3,214         9,006
    Retirement Shares                                                    110,748        34,954         1,097           382
    Service Shares                                                        13,835            --            87            --
  Reinvested dividends and distributions
    Institutional Shares                                                 319,930        41,850         4,230            97
    Retirement Shares                                                     12,399           585           346            --
    Service Shares                                                           801            --            13            --
  Shares repurchased
    Institutional Shares                                                (47,202)     (112,729)       (4,854)       (4,176)
    Retirement Shares                                                    (6,449)         (169)       (1,097)          (15)
    Service Shares                                                         (164)            --           (1)            --
Net Increase/(Decrease) from Capital Share Transactions                1,136,955     1,237,488         3,963         5,294
--------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                    780,554     1,606,920       (1,112)        10,402
--------------------------------------------------------------------------------------------------------------------------
Net Assets:
  Beginning of period                                                  2,506,677       899,757        19,439         9,037
--------------------------------------------------------------------------------------------------------------------------
  End of period                                                     $  3,287,231  $  2,506,677  $     18,327  $     19,439
--------------------------------------------------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid-in surplus)                           $  3,080,279  $  1,943,324  $     15,855  $     11,892
  Undistributed net investment income/(loss)                               4,104            --            --            11
  Undistributed net realized gain/(loss) from investments                (1,030)       179,294          (23)         2,278
Unrealized appreciation/(depreciation) of investments
  and foreign currency                                                   207,849       379,955         2,495         5,258
--------------------------------------------------------------------------------------------------------------------------
                                                                    $  3,287,231  $  2,506,677  $     18,327  $     19,439
--------------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Institutional Shares
  Shares sold                                                             26,931        51,595           120           405
  Reinvested dividends and distributions                                  12,517         1,581           196             4
--------------------------------------------------------------------------------------------------------------------------
Total                                                                     39,448        53,176           316           409
--------------------------------------------------------------------------------------------------------------------------
Shares Repurchased                                                       (1,686)       (4,522)         (179)         (179)
Net Increase/(Decrease) in Portfolio Shares                               37,762        48,654           137           230
Shares Outstanding, Beginning of Period                                   87,880        39,226           695           465
--------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                        125,642        87,880           832           695
--------------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Retirement Shares(2)
  Shares sold                                                          3,981,022     1,385,492        41,626        16,783
  Reinvested dividends and distributions                                 482,655        22,009        16,227             5
--------------------------------------------------------------------------------------------------------------------------
Total                                                                  4,463,677     1,407,501        57,853        16,788
--------------------------------------------------------------------------------------------------------------------------
Shares Repurchased                                                     (800,179)     (259,945)       (6,486)         (662)
Net Increase/(Decrease) in Portfolio Shares                            3,663,498     1,147,556        51,367        16,126
Shares Outstanding, Beginning of Period                                1,911,699       764,143        17,139         1,013
--------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                      5,575,197     1,911,699        68,506        17,139
--------------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Service Shares(2)
  Shares sold                                                            506,596            --         3,591            --
  Reinvested dividends and distributions                                  30,943            --           630            --
--------------------------------------------------------------------------------------------------------------------------
Total                                                                    537,539            --         4,221            --
--------------------------------------------------------------------------------------------------------------------------
Shares Repurchased                                                       (5,872)            --           (2)            --
Net Increase/(Decrease) in Portfolio Shares                              531,667            --         4,219            --
Shares Outstanding, Beginning of Period                                       --            --            --            --
--------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                        531,667            --         4,219            --
--------------------------------------------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities:
  (excluding short-term securities)
  Purchases of securities                                           $  1,320,748  $  2,132,273  $      8,613  $     20,547
  Proceeds from sales of securities                                      916,905     1,209,464        10,097        16,287
  Purchases of long-term U.S. government obligations                     226,587       479,559            --            --
  Proceeds from sales of long-term U.S. government obligations             8,386       199,818            --            --

                                                                            Janus Aspen
For the seven months ended July 31, 2000                                 Growth and Income
and for the fiscal year ended December 31                                    Portfolio
(all numbers in thousands)                                            2000(1)         1999
----------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                      $        601  $        165
  Net realized gain/(loss) from investment transactions                  (1,428)         2,395
  Change in unrealized net appreciation or depreciation of
    investments and foreign currency                                     (7,258)        22,577
----------------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations                     (8,085)        25,137
----------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income                                                    (666)         (137)
  Net realized gain from investment transactions                         (2,330)            --
----------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                            (2,996)         (137)
----------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold
    Institutional Shares                                                  64,398        59,997
    Retirement Shares                                                     13,780         6,207
    Service Shares                                                         4,896            --
  Reinvested dividends and distributions
    Institutional Shares                                                   2,703           137
    Retirement Shares                                                        238            --
    Service Shares                                                            56            --
  Shares repurchased
    Institutional Shares                                                 (7,685)       (5,500)
    Retirement Shares                                                    (1,930)         (804)
    Service Shares                                                          (25)            --
Net Increase/(Decrease) from Capital Share Transactions                   76,431        60,037
----------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                     65,350        85,037
----------------------------------------------------------------------------------------------
Net Assets:
  Beginning of period                                                     91,462         6,425
----------------------------------------------------------------------------------------------
  End of period                                                     $    156,812  $     91,462
----------------------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid-in surplus)                           $    142,005  $     65,574
  Undistributed net investment income/(loss)                                (35)            30
  Undistributed net realized gain/(loss) from investments                (1,482)         2,276
Unrealized appreciation/(depreciation) of investments
  and foreign currency                                                    16,324        23,582
----------------------------------------------------------------------------------------------
                                                                    $    156,812  $     91,462
----------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Institutional Shares
  Shares sold                                                              3,092         3,889
  Reinvested dividends and distributions                                     139             7
----------------------------------------------------------------------------------------------
Total                                                                      3,231         3,896
----------------------------------------------------------------------------------------------
Shares Repurchased                                                         (373)         (365)
Net Increase/(Decrease) in Portfolio Shares                                2,858         3,531
Shares Outstanding, Beginning of Period                                    4,067           536
----------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                          6,925         4,067
----------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Retirement Shares(2)
  Shares sold                                                            670,648       392,132
  Reinvested dividends and distributions                                  12,309            --
----------------------------------------------------------------------------------------------
Total                                                                    682,957       392,132
----------------------------------------------------------------------------------------------
Shares Repurchased                                                      (92,538)      (55,446)
Net Increase/(Decrease) in Portfolio Shares                              590,419       336,686
Shares Outstanding, Beginning of Period                                  337,686         1,000
----------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                        928,105       337,686
----------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Service Shares(2)
  Shares sold                                                            247,140            --
  Reinvested dividends and distributions                                   2,893            --
----------------------------------------------------------------------------------------------
Total                                                                    250,033            --
----------------------------------------------------------------------------------------------
Shares Repurchased                                                       (1,218)            --
Net Increase/(Decrease) in Portfolio Shares                              248,815            --
Shares Outstanding, Beginning of Period                                       --            --
----------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                        248,815            --
----------------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities:
  (excluding short-term securities)
  Purchases of securities                                           $     79,359  $     60,532
  Proceeds from sales of securities                                       17,364        15,498
  Purchases of long-term U.S. government obligations                          --            --
  Proceeds from sales of long-term U.S. government obligations                --            --

(1) A reorganization of the Retirement Shares of Janus Aspen Series occurred at the close of business on July 31, 2000. The net assets of the Retirement Shares were transferred to the corresponding fund of the newly formed Janus Adviser Series. The information shown comes from audited financial statements for Janus Aspen Series for the period January 1, 2000 to July 31, 2000.

(2) Transactions in Portfolio Shares - Retirement and Service Shares are not in thousands.

See Notes to Financial Statements.

                                   Janus Adviser Series / January 31, 2002  55

                                                                            Janus Aspen
For the seven months ended July 31, 2000                               International Growth
and for the fiscal year ended December 31                                    Portfolio
(all numbers in thousands)                                            2000(1)          1999
----------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                      $     21,340  $      1,093
  Net realized gain/(loss) from investment transactions                   63,817         9,375
  Change in unrealized net appreciation or depreciation of
    investments and foreign currency                                   (152,206)       333,771
----------------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations                    (67,049)       344,239
----------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income                                                 (21,513)       (1,019)
  Net realized gain from investment transactions                        (54,147)            --
----------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                           (75,660)       (1,019)
----------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold
    Institutional Shares                                               1,172,242       438,134
    Retirement Shares                                                     41,309        12,225
    Service Shares                                                       462,886            --
  Reinvested dividends and distributions
    Institutional Shares                                                  59,132         1,018
    Retirement Shares                                                      2,047             1
    Service Shares                                                        14,481            --
  Shares repurchased
    Institutional Shares                                               (639,449)     (277,609)
    Retirement Shares                                                    (8,874)         (738)
    Service Shares                                                      (95,088)            --
----------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                1,008,686       173,031
----------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                    865,977       516,251
Net Assets:
  Beginning of period                                                    827,378       311,127
----------------------------------------------------------------------------------------------
  End of period                                                     $  1,693,355  $    827,378
----------------------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid-in surplus)                           $  1,454,929  $    446,243
  Undistributed net investment income/(loss)                                 (4)           169
  Undistributed net realized gain/(loss) from investments                  1,188       (8,482)
Unrealized appreciation/(depreciation) of
  investments and foreign currency                                       237,242       389,448
----------------------------------------------------------------------------------------------
                                                                    $  1,693,355  $    827,378
----------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Institutional Shares
  Shares sold                                                             28,366        17,341
  Reinvested dividends and distributions                                   1,612            44
----------------------------------------------------------------------------------------------
Total                                                                     29,978        17,385
----------------------------------------------------------------------------------------------
Shares Repurchased                                                      (15,759)      (11,053)
Net Increase/(Decrease) in Portfolio Shares                               14,219         6,332
Shares Outstanding, Beginning of Period                                   20,955        14,623
----------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                         35,174        20,955
----------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Retirement Shares(2)
  Shares sold                                                          1,025,887       466,618
  Reinvested dividends and distributions                                  56,175            40
----------------------------------------------------------------------------------------------
Total                                                                  1,082,062       466,658
----------------------------------------------------------------------------------------------
Shares Repurchased                                                     (220,009)      (26,923)
Net Increase/(Decrease) in Portfolio Shares                              862,053       439,735
Shares Outstanding, Beginning of Period                                  440,543           808
----------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                      1,302,596       440,543
----------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Service Shares(2)
  Shares sold                                                         11,415,935            --
  Reinvested dividends and distributions                                 399,919            --
----------------------------------------------------------------------------------------------
Total                                                                 11,815,854            --
----------------------------------------------------------------------------------------------
Shares Repurchased                                                   (2,384,123)            --
Net Increase/(Decrease) in Portfolio Shares                            9,431,731            --
Shares Outstanding, Beginning of Period                                       --            --
----------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                      9,431,731            --
----------------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities:
  (excluding short-term securities)
  Purchases of securities                                           $    939,721  $    446,784
  Proceeds from sales of securities                                      324,592       325,107
  Purchases of long-term U.S. government obligations                          --            --
  Proceeds from sales of long-term U.S. government obligations                --            --

(1) A reorganization of the Retirement Shares of Janus Aspen Series occurred at the close of business on July 31, 2000. The net assets of the Retirement Shares were transferred to the corresponding fund of the newly formed Janus Adviser Series. The information shown comes from audited financial statements for Janus Aspen Series for the period January 1, 2000 to July 31, 2000.
(2) Transactions in Portfolio Shares - Retirement and Service Shares are not in thousands.

See Notes to Schedules of Investments.

  56  Janus Adviser Series / January 31, 2002

                                                                             Janus Aspen                 Janus Aspen
For the seven months ended July 31, 2000                                  Worldwide Growth             Flexible Income
and for the fiscal year ended December 31                                     Portfolio                   Portfolio
(all numbers in thousands)                                             2000(1)        1999         2000(1)         1999
--------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                      $     23,064  $      7,750  $      8,126  $     11,300
  Net realized gain/(loss) from investment transactions                  605,322       191,001       (4,583)       (3,338)
  Change in unrealized net appreciation or depreciation of
    investments and foreign currency                                   (746,645)     2,184,175         (273)       (5,120)
--------------------------------------------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations                   (118,259)     2,382,926         3,270         2,842
--------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income                                                 (23,973)       (6,818)       (8,012)      (11,043)
  Net realized gain from investment transactions                       (703,192)            --            --         (977)
--------------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                          (727,165)       (6,818)       (8,012)      (12,020)
--------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold
    Institutional Shares                                               3,005,920     2,167,550        49,633        92,026
    Retirement Shares                                                    329,800       137,824           324           872
    Service Shares                                                        24,016            --            79            --
  Reinvested dividends and distributions
    Institutional Shares                                                 694,101         6,818         7,980        12,003
    Retirement Shares                                                     31,514            --            31            17
    Service Shares                                                         1,550            --             1            --
  Shares repurchased
    Institutional Shares                                               (733,902)     (898,433)      (29,346)      (37,764)
    Retirement Shares                                                   (82,053)      (14,907)         (369)          (47)
    Service Shares                                                         (515)            --            --            --
--------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                3,270,431     1,398,852        28,333        67,107
--------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                  2,425,007     3,774,960        23,591        57,929
Net Assets:
  Beginning of period                                                  6,671,172     2,896,212       187,523       129,594
--------------------------------------------------------------------------------------------------------------------------
  End of period                                                     $  9,096,179  $  6,671,172  $    211,114  $    187,523
--------------------------------------------------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid-in surplus)                           $  6,878,624  $  3,608,193  $    221,589  $    193,256
  Undistributed net investment income/(loss)                                 163         1,072           506           392
  Undistributed net realized gain/(loss) from investments                  6,600       104,470       (7,967)       (3,384)
Unrealized appreciation/(depreciation) of
  investments and foreign currency                                     2,210,792     2,957,437       (3,014)       (2,741)
--------------------------------------------------------------------------------------------------------------------------
                                                                    $  9,096,179  $  6,671,172  $    211,114  $    187,523
--------------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Institutional Shares
  Shares sold                                                             60,532        62,563         4,348         7,752
  Reinvested dividends and distributions                                  15,754           209           712         1,047
--------------------------------------------------------------------------------------------------------------------------
Total                                                                     76,286        62,772         5,060         8,799
--------------------------------------------------------------------------------------------------------------------------
Shares Repurchased                                                      (14,843)       (2,568)       (2,568)       (3,192)
Net Increase/(Decrease) in Portfolio Shares                               61,443        36,676         2,492         5,607
Shares Outstanding, Beginning of Period                                  136,049        99,373        16,357        10,750
--------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                        197,492       136,049        18,849        16,357
--------------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Retirement Shares(2)
  Shares sold                                                          6,658,751     3,868,907        27,606        73,392
  Reinvested dividends and distributions                                 719,863            --         2,716         1,470
--------------------------------------------------------------------------------------------------------------------------
Total                                                                  7,378,614     3,868,907        30,322        74,862
--------------------------------------------------------------------------------------------------------------------------
Shares Repurchased                                                   (1,662,497)     (403,114)      (31,218)       (4,008)
Net Increase/(Decrease) in Portfolio Shares                            5,716,117     3,465,793         (896)        70,854
Shares Outstanding, Beginning of Period                                3,666,659       200,866        71,843           989
--------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                      9,382,776     3,666,659        70,947        71,843
--------------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Service Shares(2)
  Shares sold                                                            504,720            --         6,980            --
  Reinvested dividends and distributions                                  35,550            --            45            --
--------------------------------------------------------------------------------------------------------------------------
Total                                                                    540,270            --         7,025            --
--------------------------------------------------------------------------------------------------------------------------
Shares Repurchased                                                      (11,028)            --            --            --
Net Increase/(Decrease) in Portfolio Shares                              529,242            --         7,025            --
Shares Outstanding, Beginning of Period                                       --            --            --            --
--------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                        529,242            --         7,025            --
--------------------------------------------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities:
  (excluding short-term securities)
  Purchases of securities                                           $  3,996,198  $  3,549,960  $    130,080  $    203,810
  Proceeds from sales of securities                                    1,997,823     2,490,945       127,715       134,399
  Purchases of long-term U.S. government obligations                          --            --        62,263        21,790
  Proceeds from sales of long-term U.S. government obligations                --            --        45,943        35,724

                                                                            Janus Aspen
For the seven months ended July 31, 2000                                   Money Market
and for the fiscal year ended December 31                                    Portfolio
(all numbers in thousands)                                             2000(1)        1999
----------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                      $      2,281  $      2,717
  Net realized gain/(loss) from investment transactions                       --             3
  Change in unrealized net appreciation or depreciation of
    investments and foreign currency                                          --            --
----------------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations                       2,281         2,720
----------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income                                                  (2,281)       (2,717)
  Net realized gain from investment transactions                              --           (3)
----------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                            (2,281)       (2,720)
----------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold
    Institutional Shares                                                 143,716       211,038
    Retirement Shares                                                     22,027         1,225
    Service Shares                                                            10            --
  Reinvested dividends and distributions
    Institutional Shares                                                   2,126         2,713
    Retirement Shares                                                        152             7
    Service Shares                                                            --            --
  Shares repurchased
    Institutional Shares                                               (154,101)     (183,175)
    Retirement Shares                                                   (16,648)          (90)
    Service Shares                                                            --            --
----------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                  (2,718)        31,718
----------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                    (2,718)        31,718
Net Assets:
  Beginning of period                                                     70,419        38,701
----------------------------------------------------------------------------------------------
  End of period                                                     $     67,701  $     70,419
----------------------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid-in surplus)                           $     67,701  $     70,419
  Undistributed net investment income/(loss)                                  --            --
  Undistributed net realized gain/(loss) from investments                     --            --
Unrealized appreciation/(depreciation) of
  investments and foreign currency                                            --            --
----------------------------------------------------------------------------------------------
                                                                    $     67,701  $     70,419
----------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Institutional Shares
  Shares sold                                                            143,716       211,038
  Reinvested dividends and distributions                                   2,126         2,713
----------------------------------------------------------------------------------------------
Total                                                                    145,842       213,751
----------------------------------------------------------------------------------------------
Shares Repurchased                                                     (154,101)     (183,175)
Net Increase/(Decrease) in Portfolio Shares                              (8,259)        30,576
Shares Outstanding, Beginning of Period                                   69,266        38,690
----------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                         61,007        69,266
----------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Retirement Shares(2)
  Shares sold                                                         22,027,482     1,224,357
  Reinvested dividends and distributions                                 151,526         7,522
----------------------------------------------------------------------------------------------
Total                                                                 22,179,008     1,231,879
----------------------------------------------------------------------------------------------
Shares Repurchased                                                  (16,647,641)      (89,650)
Net Increase/(Decrease) in Portfolio Shares                            5,531,367     1,142,229
Shares Outstanding, Beginning of Period                                1,153,031        10,802
----------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                      6,684,398     1,153,031
----------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Service Shares(2)
  Shares sold                                                             10,001            --
  Reinvested dividends and distributions                                     331            --
----------------------------------------------------------------------------------------------
Total                                                                     10,332            --
----------------------------------------------------------------------------------------------
Shares Repurchased                                                           (1)            --
Net Increase/(Decrease) in Portfolio Shares                               10,331            --
Shares Outstanding, Beginning of Period                                       --            --
----------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                         10,331            --
----------------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities:
  (excluding short-term securities)
  Purchases of securities                                                     --            --
  Proceeds from sales of securities                                           --            --
  Purchases of long-term U.S. government obligations                          --            --
  Proceeds from sales of long-term U.S. government obligations                --            --

(1) A reorganization of the Retirement Shares of Janus Aspen Series occurred at the close of business on July 31, 2000. The net assets of the Retirement Shares were transferred to the corresponding fund of the newly formed Janus Adviser Series. The information shown comes from audited financial statements for Janus Aspen Series for the period January 1, 2000 to July 31, 2000.
(2) Transactions in Portfolio Shares - Retirement and Service Shares are not in thousands.
(3)  Period May 1, 2000 (inception) to July 31, 2000.

See Notes to Schedules of Investments.

                                   Janus Adviser Series / January 31, 2002  57

FINANCIAL HIGHLIGHTS

                                                                                                 Janus Adviser
                                                           Janus Aspen                         Growth Portfolio
                                                           Growth Fund                       Retirement Shares(3)
                                                      2002(2)      2001(1)        2000         1999         1998       1997(5)
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                  $  23.14     $  30.82     $  33.63     $  23.45     $  18.46     $  16.18
-------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                           (.02)           --        (.02)          .07        (.03)          .04
  Net gains/(losses) on securities
    (both realized and unrealized)                      (2.81)       (7.68)        (.22)        10.25         6.32         2.71
-------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                        (2.83)       (7.68)        (.24)        10.32         6.29         2.75
-------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                   --           --           --           --           --        (.10)
  Distributions (from capital gains)*                       --           --       (2.57)        (.14)       (1.30)        (.37)
-------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                         --           --       (2.57)        (.14)       (1.30)        (.47)
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                        $  20.31     $  23.14     $  30.82     $  33.63     $  23.45     $  18.46
-------------------------------------------------------------------------------------------------------------------------------
Total Return**                                        (12.23)%     (24.91)%       (.64)%       44.12%       34.99%       17.22%
-------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)              $356,172     $265,032     $189,318     $ 59,334     $     18     $     12
Average Net Assets for the Period (in thousands)      $299,937     $247,176     $127,737     $ 12,209     $     13     $     11
Ratio of Gross Expenses to Average Net Assets***(4)      1.19%        1.17%        1.17%        1.17%        1.18%        1.20%
Ratio of Net Expenses to Average Net Assets***(4)        1.17%        1.17%        1.17%        1.17%        1.18%        1.20%
Ratio of Net Investment Income/(Loss)
  to Average Net Assets***                             (0.22)%      (0.04)%      (0.30)%      (0.25)%      (0.23)%        0.29%
Portfolio Turnover Rate***                                 32%          42%          46%          53%          73%         122%

                                                                                                 Janus Adviser
                                                           Janus Aspen                    Aggressive Growth Portfolio
                                                     Aggressive Growth Fund                  Retirement Shares(3)
                                                      2002(2)      2001(1)        2000         1999         1998       1997(5)
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                  $  24.70     $  50.78     $  58.91     $  27.42     $  20.49     $  16.12
-------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                           (.08)           --        (.17)          .19        (.12)        (.06)
  Net gains/(losses) on securities
    (both realized and unrealized)                      (5.02)      (26.08)       (1.63)        32.70         7.05         4.43
-------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                        (5.10)      (26.08)       (1.80)        32.89         6.93         4.37
-------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                   --           --           --           --           --           --
  Distributions (from capital gains)*                       --           --       (6.33)       (1.40)           --           --
-------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                         --           --       (6.33)       (1.40)           --           --
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                        $  19.60     $  24.70     $  50.78     $  58.91     $  27.42     $  20.49
-------------------------------------------------------------------------------------------------------------------------------
Total Return**                                        (20.65)%     (51.36)%      (3.17)%      124.34%       33.58%       27.11%
-------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)              $300,429     $335,677     $302,466     $ 47,928     $     17     $     13
Average Net Assets for the Period (in thousands)      $302,915     $351,618     $162,084     $  9,786     $     14     $     11
Ratio of Gross Expenses to Average Net Assets***(4)      1.18%        1.16%        1.17%        1.19%        1.26%        1.32%
Ratio of Net Expenses to Average Net Assets***(4)        1.16%        1.16%        1.17%        1.19%        1.26%        1.32%
Ratio of Net Investment Income/(Loss)
    to Average Net Assets***                           (0.82)%      (0.64)%      (1.01)%      (1.00)%      (0.86)%      (0.62)%
Portfolio Turnover Rate***                                102%          79%          84%         105%         132%         130%

  * See Note 3 in Notes to Financial Statements.
 ** Total return not annualized for periods of less than one full year.
*** Annualized for periods of less than one full year.
(1) The Janus Adviser Series commenced operations on August 1, 2000 after the reorganization of the Retirement Shares of Janus Aspen Series into the corresponding funds of Janus Adviser Series (except Janus Adviser Strategic Value Fund and Janus Adviser Global Value Fund). The information shown is for a share outstanding during the twelve month period from August 1, 2000 to July 31, 2001 for the Janus Adviser Series.
(2) Period August 1, 2001 to January 31, 2002. (unaudited)
(3) The information shown is for a share outstanding during the fiscal year or period ended December 31 for the Retirement Shares of the Janus Aspen Series prior to the reorganization. The column 2000 is a seven month period from January 1, 2000 to July 31, 2000.
(4) See footnotes #4 and #5 in Notes to Financial Statements.
(5) Period May 1, 1997 (inception) to December 31, 1997.

See Notes to Financial Statements.

  58  Janus Adviser Series / January 31, 2002

                                                                                                  Janus Aspen
                                                          Janus Adviser                 Capital Appreciation Portfolio
                                                    Capital Appreciation Fund                Retirement Shares(3)
                                                      2002(2)      2001(1)        2000         1999         1998       1997(5)
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                  $  22.61     $  31.32     $  33.00     $  19.86     $  12.62     $  10.00
-------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                           (.03)          .25          .09        (.08)        (.04)          .12
  Net gains/(losses) on securities
    (both realized and unrealized)                      (1.76)       (8.79)       (1.66)        13.22         7.28         2.50
-------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                        (1.79)       (8.54)       (1.57)        13.14         7.24         2.62
-------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                (.05)        (.17)        (.10)           --           --           --
  Distributions (from capital gains)*                       --           --        (.01)           --           --           --
-------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                      (.05)        (.17)        (.11)           --           --           --
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                        $  20.77     $  22.61     $  31.32     $  33.00     $  19.86     $  12.62
-------------------------------------------------------------------------------------------------------------------------------
Total Return**                                         (7.91)%     (27.35)%      (4.74)%       66.16%       57.37%       26.20%
-------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)              $606,461     $230,806     $118,394     $ 23,529     $     20     $     13
Average Net Assets for the Period (in thousands)      $402,243     $180,005     $ 65,965     $  4,402     $     15     $     12
Ratio of Gross Expenses to Average Net Assets***(4)      1.19%        1.18%        1.17%        1.19%        1.44%        1.73%
Ratio of Net Expenses to Average Net Assets***(4)        1.18%        1.18%        1.17%        1.19%        1.44%        1.73%
Ratio of Net Investment Income/(Loss)
    to Average Net Assets***                             0.38%        1.04%        0.97%        0.23%      (0.25)%        1.55%
Portfolio Turnover Rate***                                 54%          56%          13%          52%          91%         101%

                                                                                                  Janus Aspen
                                                          Janus Adviser                     Equity Income Portfolio
                                                       Core Equity Fund(6)                   Retirement Shares(3)
                                                      2002(2)      2001(1)        2000         1999         1998       1997(5)
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                  $  17.02     $  19.99     $  27.07     $  19.28     $  13.42     $  10.00
-------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                           (.01)          .03        (.03)          .03        (.05)          .01
  Net gains/(losses) on securities
    (both realized and unrealized)                      (1.02)       (2.77)        (.88)         7.85         6.12         3.41
-------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                        (1.03)       (2.74)        (.91)         7.88         6.07         3.42
-------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                   --        (.03)           --           --           --           --
  Distributions (from capital gains)*                       --        (.20)       (6.17)        (.09)        (.21)           --
-------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                         --        (.23)       (6.17)        (.09)        (.21)           --
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                        $  15.99     $  17.02     $  19.99     $  27.07     $  19.28     $  13.42
-------------------------------------------------------------------------------------------------------------------------------
Total Return**                                         (6.05)%     (13.80)%      (3.34)%       40.94%       45.55%       34.20%
-------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)              $ 12,843     $  7,134     $  1,369     $    464     $     20     $     13
Average Net Assets for the Period (in thousands)      $ 10,040     $  3,985     $  1,264     $    128     $     16     $     12
Ratio of Gross Expenses to Average Net Assets***(4)      1.78%        1.75%        1.76%        1.78%        1.75%        1.74%
Ratio of Net Expenses to Average Net Assets***(4)        1.75%        1.75%        1.76%        1.77%        1.75%        1.74%
Ratio of Net Investment Income/(Loss)
    to Average Net Assets***                           (0.09)%        0.02%      (0.30)%      (0.04)%      (0.33)%        0.07%
Portfolio Turnover Rate***                                 93%         108%          86%         114%          79%         128%

  * See Note 3 in Notes to Financial Statements.
 ** Total return not annualized for periods of less than one full year.
*** Annualized for periods of less than one full year.
(1) The Janus Adviser Series commenced operations on August 1, 2000 after the reorganization of the Retirement Shares of Janus Aspen Series into the corresponding funds of Janus Adviser Series (except Janus Adviser Strategic Value Fund and Janus Adviser Global Value Fund). The information shown is for a share outstanding during the twelve month period from August 1, 2000 to July 31, 2001 for the Janus Adviser Series.
(2) Period August 1, 2001 to January 31, 2002. (unaudited)
(3) The information shown is for a share outstanding during the fiscal year or period ended December 31 for the Retirement Shares of the Janus Aspen Series prior to the reorganization. The column 2000 is a seven month period from January 1, 2000 to July 31, 2000.
(4) See footnotes #4 and #5 in Notes to Financial Statements.
(5) Period May 1, 1997 (inception) to December 31, 1997.
(6) Formerly, Janus Adviser Equity Income Fund.

See Notes to Financial Statements.

                                   Janus Adviser Series / January 31, 2002  59

                                                                                                  Janus Aspen
                                                          Janus Adviser                       Balanced Portfolio
                                                          Balanced Fund                      Retirement Shares(3)
                                                      2002(2)      2001(1)        2000         1999         1998       1997(5)
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                  $  23.45     $  25.14     $  28.04     $  22.59     $  17.47     $  15.38
-------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                             .21          .53          .28          .46          .21          .27
  Net gains/(losses) on securities
    (both realized and unrealized)                       (.69)       (1.76)        (.52)         5.41         5.58         2.30
-------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                         (.48)       (1.23)        (.24)         5.87         5.79         2.57
-------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                (.25)        (.46)        (.33)        (.42)        (.18)        (.30)
  Distributions (from capital gains)*                       --           --       (2.33)           --        (.49)        (.18)
-------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                      (.25)        (.46)       (2.66)        (.42)        (.67)        (.48)
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                        $  22.72     $  23.45     $  25.14     $  28.04     $  22.59     $  17.47
-------------------------------------------------------------------------------------------------------------------------------
Total Return**                                         (2.01)%      (4.92)%      (0.86)%       26.13%       33.59%       16.92%
-------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)              $726,812     $530,639     $140,179     $ 53,598     $ 17,262     $     12
Average Net Assets for the Period (in thousands)      $604,545     $336,439     $ 96,509     $ 28,498     $  3,650     $     11
Ratio of Gross Expenses to Average Net Assets***(4)      1.18%        1.17%        1.17%        1.19%        1.24%        1.32%
Ratio of Net Expenses to Average Net Assets***(4)        1.17%        1.17%        1.17%        1.19%        1.24%        1.32%
Ratio of Net Investment Income/(Loss)
  to Average Net Assets***                               2.02%        2.52%        2.67%        2.36%        2.04%        2.38%
Portfolio Turnover Rate***                                 95%         129%          59%          92%          70%         139%


                                                                                           Janus Aspen
                                                          Janus Adviser            Growth and Income Portfolio
                                                     Growth and Income Fund            Retirement Shares(3)
                                                      2002(2)      2001(1)        2000         1999       1998(6)
------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                  $  15.57     $  19.28     $  20.68     $  11.94     $  10.00
------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                             .01          .07          .02        (.01)          .01
  Net gains/(losses) on securities
    (both realized and unrealized)                      (1.12)       (3.73)       (1.08)         8.75         1.93
------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                        (1.11)       (3.66)       (1.06)         8.74         1.94
------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                (.03)        (.05)        (.03)           --           --
  Distributions (from capital gains)*                       --           --        (.31)           --           --
------------------------------------------------------------------------------------------------------------------
Total Distributions                                      (.03)        (.05)        (.34)           --           --
------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                        $  14.43     $  15.57     $  19.28     $  20.68     $  11.94
------------------------------------------------------------------------------------------------------------------
Total Return**                                         (7.19)%     (18.93)%      (5.13)%       73.20%       19.40%
------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)              $172,928     $ 34,608     $ 17,894     $  6,982     $     12
Average Net Assets for the Period (in thousands)      $ 92,811     $ 22,767     $ 11,641     $  1,826     $     10
Ratio of Gross Expenses to Average Net Assets***(4)      1.33%        1.52%        1.25%        1.53%        1.72%
Ratio of Net Expenses to Average Net Assets***(4)        1.31%        1.52%        1.24%        1.53%        1.72%
Ratio of Net Investment Income/(Loss)
  to Average Net Assets***                               0.25%        0.52%        0.35%        0.11%        0.21%
Portfolio Turnover Rate***                                 36%          51%          27%          59%          62%

  * See Note 3 in Notes to Financial Statements.
 ** Total return not annualized for periods of less than one full year.
*** Annualized for periods of less than one full year.
(1) The Janus Adviser Series commenced operations on August 1, 2000 after the reorganization of the Retirement Shares of Janus Aspen Series into the corresponding funds of Janus Adviser Series (except Janus Adviser Strategic Value Fund and Janus Adviser Global Value Fund). The information shown is for a share outstanding during the twelve month period from August 1, 2000 to July 31, 2001 for the Janus Adviser Series.
(2) Period August 1, 2001 to January 31, 2002. (unaudited)
(3) The information shown is for a share outstanding during the fiscal year or period ended December 31 for the Retirement Shares of the Janus Aspen Series prior to the reorganization. The column 2000 is a seven month period from January 1, 2000 to July 31, 2000.
(4) See footnotes #4 and #5 in Notes to Financial Statements.
(5) Period May 1, 1997 (inception) to December 31, 1997.
(6) Period May 1, 1998 (inception) to December 31, 1998.

See Notes to Financial Statements.

  60  Janus Adviser Series / January 31, 2002

                                                             Janus Adviser
For a share outstanding during the fiscal year           Strategic Value Fund
ended July 31                                            2002(2)        2001
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                     $   8.88     $  10.00
--------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                              (.03)           --
  Net gains/(losses) on securities
    (both realized and unrealized)                          (.66)       (1.12)
--------------------------------------------------------------------------------
Total from Investment Operations                            (.69)       (1.12)
--------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                      --           --
  Distributions (from capital gains)*                          --           --
--------------------------------------------------------------------------------
Total Distributions                                            --           --
--------------------------------------------------------------------------------
Net Asset Value, End of Period                           $   8.19     $   8.88
--------------------------------------------------------------------------------
Total Return**                                            (7.77)%     (11.20)%
--------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                 $  5,015     $  5,255
Average Net Assets for the Period (in thousands)         $  4,928     $  5,072
Ratio of Gross Expenses to Average Net Assets***(4)         1.76%        1.75%
Ratio of Net Expenses to Average Net Assets***(4)           1.75%        1.75%
Ratio of Net Investment Income/(Loss)
  to Average Net Assets***                                (0.78)%      (0.50)%
Portfolio Turnover Rate***                                    84%          88%


                                                                                                  Janus Aspen
                                                          Janus Adviser                 International Growth Portfolio
                                                       International Fund                    Retirement Shares(3)
                                                      2002(2)      2001(1)        2000         1999         1998       1997(5)
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                  $  25.79     $  36.85     $  38.56     $  21.27     $  18.44     $  16.80
-------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                           (.05)          .21          .42           --          .05          .04
  Net gains/(losses) on securities
    (both realized and unrealized)                      (2.39)      (11.09)        (.49)        17.30         3.07         1.73
-------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                        (2.44)      (10.88)        (.07)        17.30         3.12         1.77
-------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                (.09)        (.09)        (.39)        (.01)        (.01)        (.09)
  Distributions (from capital gains)*                       --        (.09)       (1.25)           --        (.28)        (.04)
-------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                      (.09)        (.18)       (1.64)        (.01)        (.29)        (.13)
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                        $  23.26     $  25.79     $  36.85     $  38.56     $  21.27     $  18.44
-------------------------------------------------------------------------------------------------------------------------------
Total Return**                                         (9.47)%     (29.62)%       (.10)%       81.32%       16.86%       10.53%
-------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)              $581,161     $430,299     $ 48,003     $ 16,986     $     17     $     11
Average Net Assets for the Period (in thousands)      $470,660     $284,760     $ 33,338     $  3,738     $     13     $     11
Ratio of Gross Expenses to Average Net Assets***(4)      1.25%        1.24%        1.22%        1.25%        1.35%        1.45%
Ratio of Net Expenses to Average Net Assets***(4)        1.24%        1.24%        1.22%        1.24%        1.35%        1.45%
Ratio of Net Investment Income/(Loss)
  to Average Net Assets***                             (0.14)%        0.95%        2.58%      (0.29)%        0.26%        0.26%
Portfolio Turnover Rate***                                 57%          66%          52%          80%          93%          86%

  * See Note 3 in Notes to Financial Statements.
 ** Total return not annualized for periods of less than one full year.
*** Annualized for periods of less than one full year.
(1) The Janus Adviser Series commenced operations on August 1, 2000 after the reorganization of the Retirement Shares of Janus Aspen Series into the corresponding funds of Janus Adviser Series (except Janus Adviser Strategic Value Fund and Janus Adviser Global Value Fund). The information shown is for a share outstanding during the twelve month period from August 1, 2000 to July 31, 2001 for the Janus Adviser Series.
(2) Period August 1, 2001 to January 31, 2002. (unaudited)
(3) The information shown is for a share outstanding during the fiscal year or period ended December 31 for the Retirement Shares of the Janus Aspen Series prior to the reorganization. The column 2000 is a seven month period from January 1, 2000 to July 31, 2000.
(4) See footnotes #4 and #5 in Notes to Financial Statements.
(5) Period May 1, 1997 (inception) to December 31, 1997.

See Notes to Financial Statements.

                                   Janus Adviser Series / January 31, 2002  61

                                                                                                  Janus Aspen
                                                          Janus Adviser                   Worldwide Growth Portfolio
                                                         Worldwide Fund                      Retirement Shares(3)
                                                      2002(2)      2001(1)        2000         1999         1998       1997(5)
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                  $  31.27     $  43.67     $  47.56     $  29.06     $  23.36     $  20.72
-------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                           (.02)          .27          .03        (.04)          .02          .14
  Net gains/(losses) on securities
    (both realized and unrealized)                      (3.19)      (12.44)        (.26)        18.54         6.57         2.80
-------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                        (3.21)      (12.17)        (.23)        18.50         6.59         2.94
-------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                (.04)        (.23)           --           --        (.02)        (.14)
  Distributions (from capital gains)*                       --           --       (3.66)           --        (.87)        (.16)
-------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                      (.04)        (.23)       (3.66)           --        (.89)        (.30)
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                        $  28.02     $  31.27     $  43.67     $  47.56     $  29.06     $  23.36
-------------------------------------------------------------------------------------------------------------------------------
Total Return**                                        (10.30)%     (27.93)%       (.42)%       63.66%       28.25%       14.22%
-------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)            $1,147,765     $949,967     $409,780     $174,399     $  5,837     $    403
Average Net Assets for the Period (in thousands)      $992,857     $696,848     $316,174     $ 49,424     $  1,742     $     11
Ratio of Gross Expenses to Average Net Assets***(4)      1.21%        1.20%        1.20%        1.21%        1.22%        1.26%
Ratio of Net Expenses to Average Net Assets***(4)        1.20%        1.20%        1.20%        1.21%        1.22%        1.26%
Ratio of Net Investment Income/(Loss)
  to Average Net Assets***                             (0.06)%        0.66%           --      (0.34)%      (0.02)%        0.16%
Portfolio Turnover Rate***                                 70%          72%          47%          67%          77%          80%


                                                             Janus Adviser
For a share outstanding during the period                  Global Value Fund
ended July 31                                            2002(2)      2001(6)
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                     $   9.82     $  10.00
--------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                              (.03)         .01
  Net gains/(losses) on securities
    (both realized and unrealized)                            .57        (.19)
--------------------------------------------------------------------------------
Total from Investment Operations                              .54        (.18)
--------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                   (.01)           --
  Distributions (from capital gains)*                          --           --
--------------------------------------------------------------------------------
Total Distributions                                         (.01)           --
--------------------------------------------------------------------------------
Net Asset Value, End of Period                           $  10.35     $   9.82
--------------------------------------------------------------------------------
Total Return**                                              5.41%      (1.70)%
--------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                 $  2,272     $  1,981
Average Net Assets for the Period (in thousands)         $  2,041     $  1,974
Ratio of Gross Expenses to Average Net Assets***(4)         1.75%        1.75%
Ratio of Net Expenses to Average Net Assets***(4)           1.75%        1.75%
Ratio of Net Investment Income/(Loss)
  to Average Net Assets***                                (0.68)%        0.50%
Portfolio Turnover Rate***                                    40%           0%

  * See Note 3 in Notes to Financial Statements.
 ** Total return not annualized for periods of less than one full year.
*** Annualized for periods of less than one full year.
(1) The Janus Adviser Series commenced operations on August 1, 2000 after the reorganization of the Retirement Shares of Janus Aspen Series into the corresponding funds of Janus Adviser Series (except Janus Adviser Strategic Value Fund and Janus Adviser Global Value Fund). The information shown is for a share outstanding during the twelve month period from August 1, 2000 to July 31, 2001 for the Janus Adviser Series.
(2) Period August 1, 2001 to January 31, 2002. (unaudited)
(3) The information shown is for a share outstanding during the fiscal year or period ended December 31 for the Retirement Shares of the Janus Aspen Series prior to the reorganization. The column 2000 is a seven month period from January 1, 2000 to July 31, 2000.
(4) See footnotes #4 and #5 in Notes to Financial Statements.
(5) Period May 1, 1997 (inception) to December 31, 1997.
(6) Period May 1, 2001 (inception) to January 31, 2002.

See Notes to Financial Statements.

  62  Janus Adviser Series / January 31, 2002

                                                                                                  Janus Aspen
                                                          Janus Adviser                    Flexible Income Portfolio
                                                      Flexible Income Fund                   Retirement Shares(3)
                                                      2002(2)      2001(1)        2000         1999         1998       1997(5)
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                  $  11.91     $  11.42     $  11.72     $  12.05     $  11.77     $  11.41
-------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                             .28          .66          .47          .37          .73          .50
  Net gains/(losses) on securities
    (both realized and unrealized)                       (.02)          .49        (.31)        (.27)          .27          .58
-------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                           .26         1.15          .16          .10         1.00         1.08
-------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                (.28)        (.66)        (.46)        (.36)        (.61)        (.61)
  Distributions (from capital gains)*                    (.03)           --           --        (.07)        (.11)        (.11)
-------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                      (.31)        (.66)        (.46)        (.43)        (.72)        (.72)
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                        $  11.86     $  11.91     $  11.42     $  11.72     $  12.05     $  11.77
-------------------------------------------------------------------------------------------------------------------------------
Total Return**                                           2.15%       10.34%        1.37%        0.90%        8.58%        9.73%
-------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)              $ 36,829     $  6,159     $    810     $    842     $     12     $     11
Average Net Assets for the Period (in thousands)      $ 20,504     $  2,710     $    817     $    250     $     11     $     10
Ratio of Gross Expenses to Average Net Assets***(4)      1.22%        1.20%        1.28%        1.20%        1.24%        1.23%
Ratio of Net Expenses to Average Net Assets***(4)        1.20%        1.20%        1.28%        1.20%        1.23%        1.23%
Ratio of Net Investment Income/(Loss)
  to Average Net Assets***                               4.43%        5.47%        6.74%        6.80%        5.92%        6.39%
Portfolio Turnover Rate***                                361%         413%         183%         116%         145%         119%

                                                                                                  Janus Aspen
                                                          Janus Adviser                     Money Market Portfolio
                                                        Money Market Fund                    Retirement Shares(3)
                                                      2002(2)      2001(1)        2000         1999         1998       1997(5)
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                  $   1.00     $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
-------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                             .01          .05          .03          .04          .05          .03
  Net gains/(losses) on securities
    (both realized and unrealized)                          --           --           --           --           --           --
-------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                           .01          .05          .03          .04          .05          .03
-------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                (.01)        (.05)        (.03)        (.04)        (.05)        (.03)
  Distributions (from capital gains)*                       --           --           --           --           --           --
-------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                      (.01)        (.05)        (.03)        (.04)        (.05)        (.03)
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                        $   1.00     $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
-------------------------------------------------------------------------------------------------------------------------------
Total Return**                                           0.99%        4.99%        3.17%        4.45%        4.85%        3.13%
-------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)              $ 24,928     $ 15,765     $  6,684     $  1,153     $     11     $     10
Average Net Assets for the Period (in thousands)      $ 20,403     $ 10,244     $  4,775     $    150     $     10     $     10
Ratio of Gross Expenses to Average Net Assets***(4)      0.87%        0.86%        0.90%        0.86%        0.84%        1.00%
Ratio of Net Expenses to Average Net Assets***(4)        0.86%        0.86%        0.90%        0.86%        0.84%        1.00%
Ratio of Net Investment Income/(Loss)
  to Average Net Assets***                               1.85%        4.68%        5.57%        5.18%        4.74%        4.66%

  * See Note 3 in Notes to Financial Statements.
 ** Total return not annualized for periods of less than one full year.
*** Annualized for periods of less than one full year.
(1) The Janus Adviser Series commenced operations on August 1, 2000 after the reorganization of the Retirement Shares of Janus Aspen Series into the corresponding funds of Janus Adviser Series (except Janus Adviser Strategic Value Fund and Janus Adviser Global Value Fund). The information shown is for a share outstanding during the twelve month period from August 1, 2000 to July 31, 2001 for the Janus Adviser Series.
(2) Period August 1, 2001 to January 31, 2002. (unaudited)
(3) The information shown is for a share outstanding during the fiscal year or period ended December 31 for the Retirement Shares of the Janus Aspen Series prior to the reorganization. The column 2000 is a seven month period from January 1, 2000 to July 31, 2000.
(4) See footnotes #4 and #5 in Notes to Financial Statements.
(5) Period May 1, 1997 (inception) to December 31, 1997.

See Notes to Financial Statements.

                                   Janus Adviser Series / January 31, 2002  63

NOTES TO SCHEDULES OF INVESTMENTS

ADR     American Depository Receipt

GDR     Global Depository Receipt

*       Non-income-producing security

** A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts and/or swap spread lock agreements.

+       Securities  are  exempt  from  the  registration   requirements  of  the
        Securities Act of 1933 and/or Section 4 (2) of the Securities Act and may be deemed to be restricted for resale.

(OMEGA) Rate is subject to change. Rate shown reflects current rate.

(DELTA) Security is a defaulted security in Janus Adviser Flexible Income Fund with interest in the amount of $160 that was written-off December 10, 2001.

ss.     Illiquid Securities are valued at amortized cost.

SCHEDULE OF ILLIQUID SECURITIES

                                                                                            Value as
                                               Acquisition   Acquisition    Amortized         % of
                                                  Date           Cost          Cost        Net Assets
=====================================================================================================
Janus Adviser Money Market Fund
Textron Financial Corp., 2.50563%, 5/28/02      7/10/2001      $705,386      $700,556         2.81%
-----------------------------------------------------------------------------------------------------

Variable Rate Notes. The interest rate, which is based on specific, or an index of, market interest rates, is subject to change. Rates in the security description are as of January 31, 2002.

Money market funds may hold securities with stated maturities of greater than 397 days when those securities have features that allow a fund to "put" back the security to the issuer or to a third party within 397 days of acquisition. The maturity dates shown in the security descriptions are the stated maturity dates.

Repurchase Agreements held by a Fund are fully collateralized, and such collateral is in the possession of the Fund's custodian or subcustodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

  64  Janus Adviser Series / January 31, 2002

                                                   NOTES TO FINANCIAL STATEMENTS

The following section describes the organization and significant accounting policies of the Funds and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes explain how the Funds operate and the methods used in preparing and presenting this report.

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Adviser Series (the "Trust") was organized as a Delaware Trust on March 24, 2000 and is registered under the Investment Company Act of 1940 (the "1940 Act") as a no-load, open end management investment company. The Trust offers twelve Funds or series of shares with differing investment objectives and policies.

Ten Funds invest primarily in equity securities: Janus Adviser Growth Fund, Janus Adviser Aggressive Growth Fund, Janus Adviser Capital Appreciation Fund, Janus Adviser Core Equity Fund, Janus Adviser Balanced Fund, Janus Adviser Growth and Income Fund, Janus Adviser Strategic Value Fund, Janus Adviser International Fund, Janus Adviser Worldwide Fund, and Janus Adviser Global Value Fund. Janus Adviser Flexible Income Fund invests primarily in income-producing securities. Janus Adviser Money Market Fund invests in short-term money market securities. Each Fund is diversified as defined in the 1940 Act, with the exception of the Aggressive Growth Fund, Capital Appreciation Fund, Strategic Value Fund, and Global Value Fund which are nondiversified.

Each Fund's Shares are issued and redeemed only through institutional channels such as qualified and non-qualified retirement and pension plans, bank trust departments, brokers, financial advisers and other financial intermediaries.

The Trust commenced investment operations on August 1, 2000, after the reorganization of the Retirement Shares of Janus Aspen Series into the Funds (except Janus Adviser Strategic Value Fund and Janus Adviser Global Value Fund).

Janus Adviser Global Value Fund began operations on May 1, 2001. Janus Capital invested $2,000,000 of initial seed capital.

A reorganization of the Retirement Shares of the Trust occurred at the close of business on July 31, 2000. Each of the reorganized Portfolios of Janus Aspen Series allocated a pro rata share (percentage of the Retirement Shares to the total Portfolio) of each security position to the corresponding Fund of the newly formed Janus Adviser Series except for securities that are subject to restrictions on resale or transfer, such as private placement securities. Each pro rata share was rounded to eliminate fractional shares and odd lots of securities. No taxable gain or loss occurred as a result of the transfer. Janus Capital, the investment adviser of both Janus Aspen Series and Janus Adviser Series, has agreed to limit expenses of the Funds formed from this reorganization so that they will not increase before July 31, 2003. Specifically, Janus Capital will limit the expenses of each of the new Funds (excluding brokerage commissions, interest, taxes and extraordinary expenses) to the expense ratio of the corresponding Janus Aspen Series Portfolio set forth in the May 1, 2000 Janus Aspen Series Prospectus. These limitations will stay in place until at least July 31, 2003. In addition, Janus Capital will pay all the fees associated with the reorganization.

The following accounting policies have been consistently followed by the Trust and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

INVESTMENT VALUATION
Securities are valued at the closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers making a market for such securities or by a pricing service approved by the Trustees. Short-term investments maturing within 60 days and all money market securities in the Money Market Fund are valued at amortized cost, which approximates market value. Foreign securities are converted to U.S. dollars using exchange rates at the close of the New York Stock Exchange. When market quotations are not readily available, securities are valued at fair value as determined in good faith under procedures established by and under the supervision of the Funds' Trustees.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME
Investment transactions are accounted for as of the date purchased or sold. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

                                   Janus Adviser Series / January 31, 2002  65

FORWARD CURRENCY TRANSACTIONS
AND FUTURES CONTRACTS
The Funds enter into forward currency contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sales commitments denominated in foreign currencies. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing such a contract is included in net realized gain or loss on foreign currency transactions. Forward currency contracts held by the Funds are fully collateralized by other securities, in possession at the Fund's custodian, which are denoted in the accompanying Schedule of Investments. The market value of these securities is evaluated daily to ensure that it is equal to or exceeds the current market value of the corresponding forward currency contract.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at fiscal year end. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities at fiscal year end, resulting from changes in the exchange rates and changes in market prices of securities held.

The Funds may enter into futures contracts and options on securities, financial indices and foreign currencies, forward contracts and interest-rate swaps and swap-related products. The Funds intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts and options may involve risks such as the possibility of liquid markets or imperfect correlation between the value of the contracts and the underlying securities or that the counterparty will fail to perform its obligations.

Futures contracts are marked to market daily, and the variation margin is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Generally, open forward and futures contracts are marked to market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including: currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

INITIAL PUBLIC OFFERINGS
The Funds may invest in initial public offerings (IPOs). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Funds may not experience similar performance as its assets grow.

ADDITIONAL INVESTMENT RISK
A portion of the Flexible Income Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value because of changes in the economy or in their respective industry.

DIVIDEND DISTRIBUTIONS AND EXPENSES
Each Fund, except the Flexible Income and the Money Market Funds, makes at least semiannual distributions of substantially all of its investment income and at least an annual distribution of its net realized capital gains, if any. Dividends are declared daily and distributed monthly for both Flexible Income and Money Market Funds. The majority of dividends and capital gains distributions from a Fund will be automatically reinvested into additional shares of that Fund. Each Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses.

ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America require management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

  66  Janus Adviser Series / January 31, 2002

RESTRICTED SECURITY TRANSACTIONS
Restricted securities held by a Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of a Fund to sell a security at a fair price and may substantially delay the sale of the security which each fund seeks to sell. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

FEDERAL INCOME TAXES
No provision for income taxes is included in the accompanying financial statements, as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with the Internal Revenue Code applicable to regulated investment companies.

2.   INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The advisory agreement with the Funds spells out the fees that the Funds must pay for the period ended January 31, 2002. The Growth Fund, Aggressive Growth Fund, Capital Appreciation Fund, Core Equity Fund, Balanced Fund, Growth and Income Fund, Strategic Value Fund, International Fund, Worldwide Fund, and Global Value Fund have each agreed to compensate Janus Capital for its services by the monthly payment of a fee at the annual rate of 0.65% of the average daily net assets of each Fund. Flexible Income Fund has agreed to compensate Janus Capital for its services by the monthly payment of a fee at the annual rate of 0.65% of the first $300 million of the average daily net assets of the Fund, plus 0.55% of the average daily net assets of the Fund in excess of $300 million. The Money Market Fund's advisory fee rate is 0.25% of average net assets. The advisory fee is calculated daily and paid monthly.

A special meeting of shareholders of Janus Adviser Series was held on January 31, 2002 to consider and approve new investment advisory agreements for the Funds. The new advisory agreements are the same in all material respects as the current advisory agreements. The new advisory agreements will be effective upon the termination of Mr. Bailey's contractual right to select a majority of Janus Capital's board of directors, currently anticipated to be on or about March 28, 2002, and will continue in effect until July 1, 2002. Thereafter, each new advisory agreement will continue in effect from year to year so long as such continuance is approved at least annually by a majority of the Funds' independent Trustees.

Until, at least, July 31, 2003, provided that Janus Capital remains investment adviser to the Funds, Janus Capital has agreed to reimburse the following Funds by the amount, if any, that such Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the distribution fee, administrative services fee, brokerage commissions, interest, taxes and extraordinary expenses, exceed the following annual rates:

                                                                   Expense Limit
                                                                    Percentage
Fund                                                                    (%)
--------------------------------------------------------------------------------
Janus Adviser Growth Fund                                              0.67
Janus Adviser Aggressive Growth Fund                                   0.66
Janus Adviser Capital Appreciation Fund                                0.68
Janus Adviser Core Equity Fund(1)                                      1.25
Janus Adviser Balanced Fund                                            0.67
Janus Adviser Growth and Income Fund                                   1.02
Janus Adviser International Fund                                       0.74
Janus Adviser Worldwide Fund                                           0.70
Janus Adviser Flexible Income Fund                                     0.70
Janus Adviser Money Market Fund                                        0.36
--------------------------------------------------------------------------------
(1) Formerly, Janus Adviser Equity Income Fund.

                                   Janus Adviser Series / January 31, 2002  67

In addition, Janus Capital has agreed to reimburse Strategic Value Fund and Global Value Fund by the amount, if any, that the Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the distribution fee, administrative services fee, brokerage commissions, interest, taxes and extraordinary expenses, exceed an annual rate of 1.25% of the average daily net assets of the Fund until at least the next annual renewal of the advisory agreement.

Officers and certain trustees of the Trust are also officers and/or directors of Janus Capital; however, they receive no compensation from the Trust.

Janus Service Corporation ("Janus Service"), a wholly owned subsidiary of Janus Capital, receives certain out-of-pocket expenses for transfer agent services.

Janus Distributors, Inc., a wholly owned subsidiary of Janus Capital, is a distributor of the Funds. The Funds have adopted a Distribution and Shareholder Servicing Plan (The "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Funds at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of the Funds' average daily net assets.

DST Systems, Inc. (DST), an affiliate of Janus Capital through a degree of common ownership, provides a shareholder accounting system to the Funds. DST Securities, Inc., a wholly owned subsidiary of DST, is designated as an introductory broker on certain portfolio transactions. Brokerage commissions paid to DST Securities, Inc. serve to reduce fees and expenses. Brokerage commissions paid, fees reduced and the net fees paid to DST for the period ended January 31, 2002, are noted below.

                                             DST Securities, Inc.   Portfolio Expense     DST Systems
Fund                                          Commissions Paid*         Reduction*           Costs
-----------------------------------------------------------------------------------------------------
Janus Adviser Growth Fund                         $      534            $      400         $    1,255
Janus Adviser Aggressive Growth Fund                      --                    --              3,009
Janus Adviser Capital Appreciation Fund                   --                    --              2,435
Janus Adviser Core Equity Fund(1)                         25                    19              1,395
Janus Adviser Balanced Fund                            1,329                   997                565
Janus Adviser Growth and Income Fund                      35                    26                951
Janus Adviser Strategic Value Fund                        96                    72                629
Janus Adviser International Fund                          --                    --              2,581
Janus Adviser Worldwide Fund                              --                    --              3,491
Janus Adviser Global Value Fund                           --                    --              1,323
Janus Adviser Flexible Income Fund                        --                    --              1,423
Janus Adviser Money Market Fund                           --                    --                720
-----------------------------------------------------------------------------------------------------

*The difference between commissions paid to DST Securities, Inc. and expenses reduced constituted commissions paid to an unaffiliated clearing broker.
(1) Formerly, Janus Adviser Equity Income Fund.

3.   FEDERAL INCOME TAX

Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses and capital loss carryovers.

The Funds have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

  68  Janus Adviser Series / January 31, 2002

The net capital loss carryovers noted below, as of July 31, 2001, are available to offset future realized capital gains and thereby reduce future taxable gains distributions. These carryovers expire July 31, 2009.

In 2001, the Funds noted below incurred "Post October" losses during the period from November 1, 2000 through July 31, 2001. These losses will be deferred for tax purposes and recognized in 2002.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investments for federal income tax purposes as of January 31, 2002, are also noted below.

                                Net Capital Loss  Post October Losses      Federal Tax   Unrealized   Unrealized   Net Appreciation/
Fund                               Carryovers      Capital     Currency        Cost     Appreciation (Depreciation)  (Depreciation)
-----------------------------------------------------------------------------------------------------------------------------------
Janus Adviser Growth Fund         $(3,188,098)  $(33,192,828)         --  $ 365,318,050  $25,552,844  $(36,647,160)   $(11,094,316)
Janus Adviser Aggressive
  Growth Fund                     (16,005,900)  (142,481,919)         --    298,745,985   26,230,979   (29,999,304)     (3,768,325)
Janus Adviser Capital
Appreciation Fund                  (8,897,069)   (23,594,040)         --    613,378,063   24,354,018   (32,573,232)     (8,219,214)
Janus Adviser Core Equity Fund(1)           --      (288,914)  $    (12)     12,325,805      758,420      (647,308)         111,112
Janus Adviser Balanced Fund          (745,692)   (11,093,473)   (12,333)    737,668,005   22,233,861   (30,460,841)     (8,226,980)
Janus Adviser Growth and
  Income Fund                        (467,040)    (1,714,914)       (53)    174,256,634    5,308,928    (7,241,995)     (1,933,067)
Janus Adviser Strategic Value Fund    (57,915)      (462,259)      (187)      5,014,337      482,382      (435,847)          46,535
Janus Adviser International Fund            --   (41,393,156)   (59,946)    613,530,992   19,747,466   (85,442,672)    (65,695,206)
Janus Adviser Worldwide Fund         (231,503)   (82,401,624)  (107,926)  1,194,453,027   60,874,447  (126,454,792)    (65,580,345)
Janus Adviser Global Value Fund             --             --      (131)      2,130,322      154,786      (116,093)          38,693
Janus Adviser Flexible Income Fund          --       (10,346)         --     37,117,700      180,228      (428,092)       (247,864)
Janus Adviser Money Market Fund             --             --         --     26,035,232           --             --              --
-----------------------------------------------------------------------------------------------------------------------------------

(1) Formerly, Janus Adviser Equity Income Fund.

4.   EXPENSES

The Funds' expenses may be reduced through expense reduction arrangements. Those arrangements include the use of broker commissions paid to DST Securities, Inc. and uninvested cash balances earning interest with the Funds' custodian. The Statements of Operations reflect the total expenses before any offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offset (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement).

The Funds pay a distribution fee of up to 0.25% of average net assets and a participant administration fee of up to 0.25% of average net assets.

5.   EXPENSE RATIOS

Listed below are the gross expense ratios for the various Funds that would be in effect, absent the waiver of certain fees and offsets. Expense ratios are annualized for all periods less than one year.

For the six months ended January 31, 2002 (unaudited)
Fund
--------------------------------------------------------------------------------
Janus Adviser Growth Fund                                                  1.21%
Janus Adviser Aggressive Growth Fund                                       1.19%
Janus Adviser Capital Appreciation Fund                                    1.22%
Janus Adviser Core Equity Fund                                             1.89%
Janus Adviser Balanced Fund                                                1.19%
Janus Adviser Growth and Income Fund                                       1.33%
Janus Adviser Strategic Value Fund                                         2.28%
Janus Adviser International Fund                                           1.25%
Janus Adviser Worldwide Fund                                               1.21%
Janus Adviser Global Value Fund                                            3.35%
Janus Adviser Flexible Income Fund                                         1.53%
Janus Adviser Money Market Fund                                            0.96%
--------------------------------------------------------------------------------

                                   Janus Adviser Series / January 31, 2002  69

EXPLANATIONS OF CHARTS, TABLES AND FINANCIAL STATEMENTS

1.   PERFORMANCE OVERVIEWS

When comparing the performance of a Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Fund invested in the index.

Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period.

2.   SCHEDULES OF INVESTMENTS

Following the performance overview section is each Fund's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in each Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. government obligations, etc.) and by industry classification (banking, communications, insurance, etc.).

The market value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

Funds that invest in foreign securities also provide a summary of investments by country. This summary reports the Fund's exposure to different countries by providing the percentage of securities invested in each country.

2A.  FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows each Fund's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Fund's long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

3.   STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Funds on the last day of the reporting period.

The Funds' assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Funds' liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as forward currency contracts.

The last section of this statement reports the net asset value (NAV) per share on the last day of the reporting period for each Fund. The NAV is calculated by dividing the Funds' net assets (assets minus liabilities) by the number of shares outstanding.

  70  Janus Adviser Series / January 31, 2002

4.   STATEMENT OF OPERATIONS

This statement details the Funds' income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Fund holdings.

The first section in this statement, titled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Funds.

The next section reports the expenses and expense offsets incurred by the Funds, including the advisory fee paid to the investment adviser, transfer agent fees, shareholder servicing expenses, and printing and postage for mailing statements, financial reports and prospectuses.

The last section lists the increase or decrease in the value of securities held in the Funds. Funds realize a gain (or loss) when they sell their position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Funds during the period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

5.   STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Funds' net assets during the reporting period. Changes in the Funds' net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Funds' net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Funds' investment performance. The Funds' net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Funds' net assets will not be affected. If you compare each Fund's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you'll notice that dividend distributions had little effect on each Fund's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Funds through purchases or withdrawal via redemptions. Each Funds' net assets will increase and decrease in value as investors purchase and redeem shares from the Funds.

The section entitled "Net Assets Consist of" breaks down the components of the Funds' net assets. Because Funds must distribute substantially all earnings, you'll notice that a significant portion of net assets is shareholder capital.

                                   Janus Adviser Series / January 31, 2002  71

6.   FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the net asset value (NAV) for current and past reporting periods of the Fund. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Funds. Following is the total of gains, realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period.

Also included are the expense ratios, or the percentage of net assets that was used to cover operating expenses during the period. Expense ratios vary across the Funds for a number of reasons, including the differences in management fees, average shareholder account size, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Funds' expenses may be reduced through expense-reduction arrangements. These arrangements include the use of brokerage commissions, uninvested cash balances earning interest or balance credits. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses both prior to any expense offset and after the offsets.

The ratio of net investment income summarizes the income earned divided by the average net assets of a Fund during the reporting period. Don't confuse this ratio with a Fund's yield. The net investment income ratio is not a true measure of a Fund's yield because it doesn't take into account the dividends distributed to the Fund's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in a Fund. Fund turnover is affected by market conditions, changes in the size of a Fund, the nature of the Fund's investments and the investment style of the fund manager. A 100% rate implies that an amount equal to the value of the entire Fund is turned over in a year; a 50% rate means that an amount equal to the value of half the Fund is traded in a year; and a 200% rate means that an amount equal to the value of the Fund is sold every six months.

  72  Janus Adviser Series / January 31, 2002

                                                           TRUSTEES AND OFFICERS

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years.

Each Trustee has served in that capacity since he was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his earlier death, resignation, retirement, incapacity, or removal. The retirement age for Trustees is 72. The Funds' Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital:
Janus Investment Funds and Janus Aspen Series. Collectively, these three registered investment companies consist of 51 series or funds.

The Fund's officers are elected annually by the Trustees for a one-year term. Each Fund's Portfolio Manager also manages other Janus Capital accounts. Certain officers also serve as officers of Janus Investment Fund and Janus Aspen Series.

TRUSTEES

                                                                                                Number of
                                                                                                Portfolios in
                                                                                                Fund Complex
                       Positions Held       Length of     Principal Occupations                 Overseen       Other Directorships
Name, Age and Address  with Fund            Time Served   During the Past Five Years            by Trustee     Held by Trustee
-----------------------------------------------------------------------------------------------------------------------------------
Interested Trustee
Thomas H. Bailey*      President, Chairman  4/00-Present  President, Chairman, Chief            51             N/A
100 Fillmore Street    and Trustee                        Executive Officer and Director
Denver, CO 80206                                          of Janus Capital; President and
Age 64                                                    Director of the Janus Foundation.
                                                          Formerly, Director (1997-2001)
                                                          of Janus Distributors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
Independent Trustees
Dennis B. Mullen       Trustee              4/00-Present  Private Investor. Formerly            51             N/A
100 Fillmore Street                                       (1997-1998) Chief Financial
Denver, CO 80206                                          Officer - Boston Market Concepts,
Age 58                                                    Boston Chicken, Inc., Golden, CO
                                                          (a restaurant chain)

James T. Rothe         Trustee              4/00-Present  Distinguished Visiting Professor      51             Director, Analytical
100 Fillmore Street                                       of Business, Thunderbird                             Surveys, Inc.;
Denver, CO 80206                                          (American Graduate School of                         Director, Optika,
Age 58                                                    International Management),                           Inc.; Director,
                                                          Phoenix, AZ, and Professor of                        NeoCore Corp.
                                                          Business, University of Colorado,
                                                          Colorado Springs, CO. Formerly
                                                          (1988-1999) Principal of Phillips-
                                                          Smith Retail Group, Colorado
                                                          Springs, CO (a venture capital firm)

William D. Stewart     Trustee              4/00-Present  Corporate Vice President and          51             N/A
100 Fillmore Street                                       General Manager of MKS
Denver, CO 80206                                          Instruments - HPS Products,
Age 57                                                    Boulder, CO (a manufacturer of
                                                          vacuum fittings and valves)

Martin H. Waldinger    Trustee              4/00-Present  Consultant                            51             N/A
100 Fillmore Street
Denver, CO 80206
Age 63
-----------------------------------------------------------------------------------------------------------------------------------

*Mr. Bailey is an "interested person" of the Trust by virtue of his positions with Janus Capital.

                                   Janus Adviser Series / January 31, 2002  73

OFFICERS

                                                                                            Principal Occupations
Name, Age and Address   Positions Held with Fund                    Length of Time Served   During the Past Five Years
----------------------------------------------------------------------------------------------------------------------------------
Laurence J. Chang*      Executive Vice President and Co-Portfolio   4/00-Present            Vice President of Janus Capital.
100 Fillmore Street     Manager Janus Adviser Worldwide Fund                                Formerly, Co-Portfolio Manager (1998-
Denver, CO 80206                                                                            2000) of Janus Overseas Fund and
Age 36                                                                                      Analyst (1993-1998) for Janus Capital.

David J. Corkins*       Executive Vice President and Portfolio      4/00-Present            Vice President of Janus Capital.
100 Fillmore Street     Manager Janus Adviser Growth and                                    Formerly, Analyst (1995-1997)
Denver, CO 80206        Income Fund                                                         for Janus Capital.
Age 35

David C. Decker*        Executive Vice President and Portfolio      4/00-Present            Vice President of Janus Capital.
100 Fillmore Street     Manager Janus Adviser Strategic Value                               Formerly, Assistant Vice President
Denver, CO 80206        Fund                                                                (1996-1997) of Janus Capital.
Age 35

James P. Goff*          Executive Vice President and Portfolio      4/00-1/02               Vice President of Janus Capital.
100 Fillmore Street     Manager Janus Adviser Aggressive
Denver, CO 80206        Growth Fund
Age 37

Helen Young Hayes*      Executive Vice President and Co-Portfolio   4/00-Present            Vice President, and Managing Director
100 Fillmore Street     Manager Janus Adviser International Fund                            of Investments and Director of
Denver,  CO 80206       and Janus Adviser Worldwide Fund                                    Janus Capital.
Age 39

Brent A. Lynn*          Executive Vice President and Co-Portfolio   1/01-Present            Vice President of JanusCapital.
100 Fillmore Street     Manager Janus Adviser International Fund                            Formerly, Analyst (1991-2001) for
Denver, CO 80206                                                                            Janus Capital.
Age 37

Karen L. Reidy*         Executive Vice President and Portfolio      4/00-Present            Vice President of Janus Capital.
100 Fillmore Street     Manager Janus Adviser Balanced Fund                                 Formerly, Analyst (1995-1999)
Denver, CO 80206        and Janus Adviser Core Equity Fund                                  of Janus Capital.
Age 34

Blaine P. Rollins*      Executive Vice President and Portfolio      4/00-Present            Vice President of Janus Capital.
100 Fillmore Street     Manager Janus Adviser Growth Fund                                   Formerly, Portfolio Manager
Denver, CO 80206                                                                            (1996-1999) of Janus Balanced Fund
Age 34                                                                                      and Janus Equity Income Fund.

Scott W. Schoelzel*     Executive Vice President and Portfolio      4/00-Present            Vice President of Janus Capital.
100 Fillmore Street     Manager Janus Adviser Capital                                       Formerly, Portfolio Manager
Denver, CO 80206        Appreciation Fund                                                   (1995-1997) of Janus Olympus Fund.
Age 43

Ronald V. Speaker*      Executive Vice President and Portfolio      4/00-Present            Vice President of Janus Capital.
100 Fillmore Street     Manager Janus Adviser Flexible                                      Formerly, Portfolio Manager
Denver, CO 80206        Income Fund                                                         (1995-1998) of Janus High-Yield Fund.
Age 37

J. Eric Thorderson*     Executive Vice President and Portfolio      1/01-Present            Vice President of Janus Capital.
100 Fillmore Street     Manager Janus Adviser Money Market Fund                             Formerly, Senior Analyst (1996-1999)
Denver, CO 80206                                                                            for Janus Capital.
Age 40

Jason P. Yee*           Executive Vice President and Portfolio      3/01-Present            Vice President of Janus Capital.
100 Fillmore Street     Manager Janus Adviser Global Value Fund                             Formerly, Portfolio Manager and
Denver, CO 80206                                                                            Managing Director (1996-2000)
Age 32                                                                                      for Bee & Associates and Analyst
                                                                                            (2000-2001) for Janus Capital.
----------------------------------------------------------------------------------------------------------------------------------

*"Interested person" of the Trust by virtue of positions with Janus Capital.

  74  Janus Adviser Series / January 31, 2002

                                                                                            Principal Occupations
Name, Age and Address   Positions Held with Fund                    Length of Time Served   During the Past Five Years
----------------------------------------------------------------------------------------------------------------------------------
Thomas A. Early*        Vice President and General Counsel          4/00-Present            Vice President, General Counsel and
100 Fillmore Street                                                                         Secretary of Janus Capital; Vice
Denver, CO 80206                                                                            President, General Counsel, Secretary
Age 47                                                                                      and Director of Janus Distributors,
                                                                                            Inc., Janus Service Corporation, Janus
                                                                                            Capital International Ltd., Janus
                                                                                            Institutional Services, Inc., and Janus
                                                                                            International Holding Company; Vice
                                                                                            President, General Counsel and Director
                                                                                            to Janus International (Asia) Limited
                                                                                            and Janus International Limited; Vice
                                                                                            President, General Counsel and Secretary
                                                                                            to the Janus Foundation and Director
                                                                                            for Janus Capital Trust Manager Limited
                                                                                            and Janus World Funds. Formerly,
                                                                                            Executive Vice President and General
                                                                                            Counsel/Mutual Funds (1994-1998) of
                                                                                            Prudential Insurance Company.

Bonnie M. Howe*         Vice President                              4/00-Present            Vice President and Assistant General
100 Fillmore Street                                                                         Counsel to Janus Capital, Janus
Denver, CO 80206                                                                            Distributors, Inc. and Janus Service
Age 36                                                                                      Corporation. Formerly, Assistant Vice
                                                                                            President (1997-1999) and Associate
                                                                                            Counsel (1995-1999) for Janus Capital
                                                                                            and Assistant Vice President (1998-
                                                                                            2000) for Janus Service Corporation.

Kelley Abbott Howes*    Vice President                              4/00-Present            Vice President and Assistant General
100 Fillmore Street                                                                         Counsel to Janus Capital, Janus
Denver, CO 80206                                                                            Distributors, Inc. and Janus Service
Age 36                                                                                      Corporation. Formerly, Assistant Vice
                                                                                            President (1997-1999) of Janus Capital;
                                                                                            Chief Compliance Officer, Director and
                                                                                            President (1997-1999) of Janus
                                                                                            Distributors, Inc.; and Assistant Vice
                                                                                            President (1998-2000) of Janus
                                                                                            Service Corporation.

Glenn P. O'Flaherty*    Treasurer and Chief Accounting Officer      4/00-Present            Vice President of Janus Capital.
100 Fillmore Street                                                                         Formerly, Director of Fund Accounting
Denver, CO 80206                                                                            (1991-1997) of Janus Capital.
Age 43

Loren M. Starr*         Vice President and Chief Financial Officer  9/01-Present            Vice President of Finance, Treasurer
100 Fillmore Street                                                                         and Chief Financial Officer of Janus
Denver, CO 80206                                                                            Capital, Janus Service Corporation and
Age 40                                                                                      Janus International Limited; Vice
                                                                                            President of Finance, Treasurer, Chief
                                                                                            Financial Officer and Director of Janus
                                                                                            Distributors, Inc., Janus Capital
                                                                                            International Limited, Janus
                                                                                            Institutional Services, Inc. and Janus
                                                                                            International Holding Company; and
                                                                                            Director of Janus Capital Trust Manager
                                                                                            Limited and Janus World Funds. Formerly,
                                                                                            Managing Director, Treasurer and Head
                                                                                            of Corporate Finance and Reporting
                                                                                            (1998-2001) for Putnam Investments; and
                                                                                            Senior Vice President of Financial
                                                                                            Planning and Analysis (1996-1998) for
                                                                                            Lehman Brothers, Inc.

Heidi J. Walter*        Vice President                              4/00-Present            Vice President and Assistant General
100 Fillmore Street                                                                         Counsel to Janus Capital, Janus
Denver, CO 80206                                                                            Distributors, Inc. and Janus Service
Age 34                                                                                      Corporation. Formerly, Vice President
                                                                                            and Senior Legal Counsel (1995-1999)
                                                                                            for Stein Roe & Farnham, Inc.
----------------------------------------------------------------------------------------------------------------------------------

*"Interested person" of the Trust by virtue of positions with Janus Capital.

                                   Janus Adviser Series / January 31, 2002  75

SHAREHOLDER MEETING

A Special Meeting of Shareholders was held on January 31, 2002. The results of the voting shareholders on proposals before them are reported below. Each vote reported represents a value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees of the Trust.

                                    Number of Shares             Percentage of Outstanding Shares    Percentage of Shares Voted
Trustees               Affirmative     Withheld         Total     Affirmative  Withheld    Total   Affirmative  Withheld    Total
----------------------------------------------------------------------------------------------------------------------------------
Thomas H. Bailey       100,774,124      5,884,359    106,658,483     69.03%      4.03%     73.06%     94.48%      5.52%    100.00%
Dennis B. Mullen       102,839,783      3,818,700    106,658,483     70.44%      2.62%     73.06%     96.42%      3.58%    100.00%
James T. Rothe         102,840,011      3,818,472    106,658,483     70.44%      2.62%     73.06%     96.42%      3.58%    100.00%
William D. Stewart     102,842,395      3,816,088    106,658,483     70.44%      2.62%     73.06%     96.42%      3.58%    100.00%
Martin H. Waldinger    102,838,850      3,819,633    106,658,483     70.44%      2.62%     73.06%     96.42%      3.58%    100.00%
----------------------------------------------------------------------------------------------------------------------------------

PROPOSAL 2

To consider and approve a new investment advisory agreement between Janus Adviser Series, on behalf of the Fund, and Janus Capital Corporation.

                                                                         Number of Shares
                                             Record
Fund                                      Total Shares    Affirmative        Against       Abstain
---------------------------------------------------------------------------------------------------
Janus Adviser Growth Fund                   13,849,845     10,359,508         87,950        672,304
Janus Adviser Aggressive Growth Fund        14,118,971      8,972,943         48,211        456,927
Janus Adviser Capital Appreciation Fund     11,790,574      7,681,210         36,288          4,704
Janus Adviser Core Equity Fund                 602,251        346,727          2,060         19,837
Janus Adviser Balanced Fund                 24,712,514     19,920,313        150,492        600,672
Janus Adviser Growth and Income Fund         4,056,635      2,234,760         13,158         30,985
Janus Adviser Strategic Value Fund             590,033        588,953             --            376
Janus Adviser International Fund            18,821,986      9,327,188         62,950        182,383
Janus Adviser Worldwide Fund                32,951,689     22,898,078         75,149      1,996,822
Janus Adviser Global Value Fund                209,738        209,723             --             --
Janus Adviser Flexible Income Fund           1,037,981        761,327          5,830          3,236
Janus Adviser Money Market Fund             23,254,133     18,907,414             --             --

                                                  Percentage of Outstanding Shares               Percentage of Shares Voted

Fund                                         Affirmative       Against        Abstain     Affirmative       Against        Abstain
----------------------------------------------------------------------------------------------------------------------------------
Janus Adviser Growth Fund                       74.80%          0.64%          4.85%         93.16%          0.79%          6.05%
Janus Adviser Aggressive Growth Fund            63.55%          0.34%          3.24%         94.67%          0.51%          4.82%
Janus Adviser Capital Appreciation Fund         65.14%          0.31%          0.04%         99.47%          0.47%          0.06%
Janus Adviser Core Equity Fund                  57.57%          0.34%          3.29%         94.06%          0.56%          5.38%
Janus Adviser Balanced Fund                     80.61%          0.61%          2.43%         96.37%          0.73%          2.90%
Janus Adviser Growth and Income Fund            55.09%          0.33%          0.76%         98.06%          0.58%          1.36%
Janus Adviser Strategic Value Fund              99.82%          0.00%          0.06%         99.94%          0.00%          0.06%
Janus Adviser International Fund                49.56%          0.33%          0.97%         97.44%          0.66%          1.90%
Janus Adviser Worldwide Fund                    69.49%          0.23%          6.06%         91.70%          0.30%          8.00%
Janus Adviser Global Value Fund                 99.99%          0.00%          0.00%        100.00%          0.00%          0.00%
Janus Adviser Flexible Income Fund              73.35%          0.56%          0.31%         98.82%          0.76%          0.42%
Janus Adviser Money Market Fund                 81.31%          0.00%          0.00%        100.00%          0.00%          0.00%

PROPOSAL 3A

To approve revisions to or rescission of the fundamental restriction concerning the diversification of the Fund's investments.

                                                                            Number of Shares
                                             Record                                                   Broker
Fund                                      Total Shares   Affirmative      Against      Abstain       Non-Vote
-------------------------------------------------------------------------------------------------------------
Janus Adviser Growth Fund                  13,849,845     9,753,837        75,111       678,495       612,319
Janus Adviser Aggressive Growth Fund       14,118,971     8,888,001        15,787       467,621       106,672
Janus Adviser Capital Appreciation Fund    11,790,574     7,281,445        38,017         8,639       394,101
Janus Adviser Core Equity Fund                602,251       315,408         4,401        20,362        28,453
Janus Adviser Balanced Fund                24,712,514    19,765,168       111,918       614,727       179,664
Janus Adviser Growth and Income Fund        4,056,635     2,044,066        13,902        35,641       185,294
Janus Adviser Strategic Value Fund            590,033       512,080            --           376        76,873
Janus Adviser International Fund           18,821,986     7,958,295       415,068       182,535     1,016,623
Janus Adviser Worldwide Fund               32,951,689    22,094,786        93,143     2,006,326       775,794
Janus Adviser Global Value Fund               209,738       200,000            --            --         9,723
Janus Adviser Flexible Income Fund          1,037,981       607,968        12,611         3,948       145,866
Janus Adviser Money Market Fund            23,254,133    18,896,353            --            --        11,061

                                                Percentage of Outstanding Shares               Percentage of Shares Voted

                                                                             Broker                                       Broker
Fund                                     Affirmative   Against    Abstain   Non-Vote  Affirmative   Against    Abstain   Non-Vote
---------------------------------------------------------------------------------------------------------------------------------
Janus Adviser Growth Fund                   70.43%      0.54%      4.90%      4.42%      87.72%      0.67%      6.10%      5.51%
Janus Adviser Aggressive Growth Fund        62.95%      0.11%      3.31%      0.76%      93.77%      0.17%      4.93%      1.13%
Janus Adviser Capital Appreciation Fund     61.76%      0.32%      0.07%      3.34%      94.29%      0.49%      0.11%      5.11%
Janus Adviser Core Equity Fund              52.37%      0.73%      3.38%      4.72%      85.56%      1.20%      5.52%      7.72%
Janus Adviser Balanced Fund                 79.98%      0.45%      2.49%      0.73%      95.62%      0.54%      2.97%      0.87%
Janus Adviser Growth and Income Fund        50.39%      0.34%      0.88%      4.57%      89.70%      0.61%      1.56%      8.13%
Janus Adviser Strategic Value Fund          86.79%      0.00%      0.06%     13.03%      86.90%      0.00%      0.06%     13.04%
Janus Adviser International Fund            42.28%      2.21%      0.97%      5.40%      83.14%      4.34%      1.90%     10.62%
Janus Adviser Worldwide Fund                67.05%      0.28%      6.09%      2.35%      88.49%      0.37%      8.03%      3.11%
Janus Adviser Global Value Fund             95.35%      0.00%      0.00%      4.64%      95.36%      0.00%      0.00%      4.64%
Janus Adviser Flexible Income Fund          58.58%      1.21%      0.38%     14.05%      78.92%      1.64%      0.51%     18.93%
Janus Adviser Money Market Fund             81.26%      0.00%      0.00%      0.05%      99.94%      0.00%      0.00%      0.06%

76 and 77  Janus Adviser Series / January 31, 2002

PROPOSAL 3B

To approve revisions to the fundamental restriction concerning the Fund's investments in commodities.

                                                                            Number of Shares
                                             Record                                                   Broker
Fund                                      Total Shares   Affirmative      Against      Abstain       Non-Vote
-------------------------------------------------------------------------------------------------------------
Janus Adviser Growth Fund                  13,849,845     9,745,852        78,454       683,137       612,319
Janus Adviser Aggressive Growth Fund       14,118,971     8,789,816       113,697       467,896       106,672
Janus Adviser Capital Appreciation Fund    11,790,574     7,238,364        70,635        19,102       394,101
Janus Adviser Core Equity Fund                602,251       279,162        41,173        19,837        28,452
Janus Adviser Balanced Fund                24,712,514    19,786,710        98,602       606,501       179,664
Janus Adviser Growth and Income Fund        4,056,635     2,041,382        14,620        37,607       185,294
Janus Adviser Strategic Value Fund            590,033       512,080            --           376        76,873
Janus Adviser International Fund           18,821,986     7,899,875       460,971       195,051     1,016,624
Janus Adviser Worldwide Fund               32,951,689    22,080,649        81,353     2,032,253       775,794
Janus Adviser Global Value Fund               209,738       200,000            --            --         9,723
Janus Adviser Flexible Income Fund          1,037,981       608,464        12,626         3,437       145,866
Janus Adviser Money Market Fund            23,254,133    18,896,353            --            --        11,061

                                                Percentage of Outstanding Shares               Percentage of Shares Voted

                                                                             Broker                                       Broker
Fund                                     Affirmative   Against    Abstain   Non-Vote  Affirmative   Against    Abstain   Non-Vote
---------------------------------------------------------------------------------------------------------------------------------
Janus Adviser Growth Fund                   70.37%      0.57%      4.93%      4.42%      87.64%      0.71%      6.14%      5.51%
Janus Adviser Aggressive Growth Fund        62.26%      0.80%      3.31%      0.76%      92.74%      1.20%      4.94%      1.12%
Janus Adviser Capital Appreciation Fund     61.39%      0.60%      0.16%      3.34%      93.73%      0.92%      0.25%      5.10%
Janus Adviser Core Equity Fund              46.35%      6.84%      3.29%      4.72%      75.73%     11.17%      5.38%      7.72%
Janus Adviser Balanced Fund                 80.07%      0.40%      2.45%      0.73%      95.72%      0.48%      2.93%      0.87%
Janus Adviser Growth and Income Fund        50.32%      0.36%      0.93%      4.57%      89.58%      0.64%      1.65%      8.13%
Janus Adviser Strategic Value Fund          86.79%      0.00%      0.06%     13.03%      86.90%      0.00%      0.06%     13.04%
Janus Adviser International Fund            41.97%      2.45%      1.04%      5.40%      82.53%      4.82%      2.03%     10.62%
Janus Adviser Worldwide Fund                67.01%      0.25%      6.17%      2.35%      88.42%      0.33%      8.14%      3.11%
Janus Adviser Global Value Fund             95.35%      0.00%      0.00%      4.64%      95.36%      0.00%      0.00%      4.64%
Janus Adviser Flexible Income Fund          58.62%      1.22%      0.33%     14.05%      78.98%      1.64%      0.45%     18.93%
Janus Adviser Money Market Fund             81.26%      0.00%      0.00%      0.05%      99.94%      0.00%      0.00%      0.06%

PROPOSAL 3C

To approve revisions to the fundamental restriction concerning the lending of a Fund's portfolio securities.

                                                                            Number of Shares
                                             Record                                                   Broker
Fund                                      Total Shares   Affirmative      Against      Abstain       Non-Vote
-------------------------------------------------------------------------------------------------------------
Janus Adviser Growth Fund                  13,849,845     9,751,625        70,132       685,686       612,319
Janus Adviser Aggressive Growth Fund       14,118,971     8,762,646       141,875       466,888       106,672
Janus Adviser Capital Appreciation Fund    11,790,574     7,236,939        72,060        19,102       394,101
Janus Adviser Core Equity Fund                602,251       277,949        42,386        19,837        28,452
Janus Adviser Balanced Fund                24,712,514    19,761,227       113,459       617,128       179,663
Janus Adviser Growth and Income Fund        4,056,635     2,038,953        17,759        36,897       185,294
Janus Adviser Strategic Value Fund            590,033       512,080            --           376        76,873
Janus Adviser International Fund           18,821,986     8,214,611       138,603       202,683     1,016,624
Janus Adviser Worldwide Fund               32,951,689    22,067,960        97,968     2,028,327       775,794
Janus Adviser Global Value Fund               209,738       200,000            --            --         9,723
Janus Adviser Flexible Income Fund          1,037,981       607,752        13,338         3,437       145,866
Janus Adviser Money Market Fund            23,254,133    18,896,353            --            --        11,061

                                                Percentage of Outstanding Shares               Percentage of Shares Voted

                                                                             Broker                                       Broker
Fund                                     Affirmative   Against    Abstain   Non-Vote  Affirmative   Against    Abstain   Non-Vote
---------------------------------------------------------------------------------------------------------------------------------
Janus Adviser Growth Fund                   70.41%      0.51%      4.95%      4.42%      87.70%      0.63%      6.16%      5.51%
Janus Adviser Aggressive Growth Fund        62.06%      1.00%      3.31%      0.76%      92.45%      1.50%      4.93%      1.12%
Janus Adviser Capital Appreciation Fund     61.38%      0.61%      0.16%      3.34%      93.72%      0.93%      0.25%      5.10%
Janus Adviser Core Equity Fund              46.15%      7.04%      3.29%      4.72%      75.40%     11.50%      5.38%      7.72%
Janus Adviser Balanced Fund                 79.96%      0.46%      2.50%      0.73%      95.59%      0.55%      2.99%      0.87%
Janus Adviser Growth and Income Fund        50.26%      0.44%      0.91%      4.57%      89.47%      0.78%      1.62%      8.13%
Janus Adviser Strategic Value Fund          86.79%      0.00%      0.06%     13.03%      86.90%      0.00%      0.06%     13.04%
Janus Adviser International Fund            43.64%      0.74%      1.08%      5.40%      85.81%      1.45%      2.12%     10.62%
Janus Adviser Worldwide Fund                66.97%      0.30%      6.16%      2.35%      88.38%      0.39%      8.12%      3.11%
Janus Adviser Global Value Fund             95.35%      0.00%      0.00%      4.64%      95.36%      0.00%      0.00%      4.64%
Janus Adviser Flexible Income Fund          58.56%      1.28%      0.33%     14.05%      78.89%      1.73%      0.45%     18.93%
Janus Adviser Money Market Fund             81.26%      0.00%      0.00%      0.05%      99.94%      0.00%      0.00%      0.06%

PROPOSAL 3D

To approve revisions to the restriction concerning borrowing money and issuing senior securities.

                                                                            Number of Shares
                                             Record                                                   Broker
Fund                                      Total Shares   Affirmative      Against      Abstain       Non-Vote
-------------------------------------------------------------------------------------------------------------
Janus Adviser Growth Fund                  13,849,845     9,722,841        74,548       710,053       612,320
Janus Adviser Aggressive Growth Fund       14,118,971     8,786,659       114,230       470,520       106,672
Janus Adviser Capital Appreciation Fund    11,790,574     7,252,362        70,675         5,064       394,101
Janus Adviser Core Equity Fund                602,251       279,013        41,318        19,841        28,452
Janus Adviser Balanced Fund                24,712,514    19,723,889        95,670       672,255       179,663
Janus Adviser Growth and Income Fund        4,056,635     2,031,063        21,711        40,835       185,294
Janus Adviser Strategic Value Fund            590,033       512,080            --           376        76,873
Janus Adviser International Fund           18,821,986     8,239,761       119,139       196,998     1,016,623
Janus Adviser Worldwide Fund               32,951,689    22,026,651        85,984     2,081,620       775,794
Janus Adviser Global Value Fund               209,738       200,000            --            --         9,723
Janus Adviser Flexible Income Fund          1,037,981       607,953        12,626         3,948       145,866
Janus Adviser Money Market Fund            23,254,133    18,896,353            --            --        11,061

                                                Percentage of Outstanding Shares               Percentage of Shares Voted

                                                                             Broker                                       Broker
Fund                                     Affirmative   Against    Abstain   Non-Vote  Affirmative   Against    Abstain   Non-Vote
---------------------------------------------------------------------------------------------------------------------------------
Janus Adviser Growth Fund                   70.20%      0.54%      5.13%      4.42%      87.44%      0.67%      6.39%      5.50%
Janus Adviser Aggressive Growth Fund        62.23%      0.81%      3.33%      0.76%      92.71%      1.21%      4.96%      1.12%
Janus Adviser Capital Appreciation Fund     61.51%      0.60%      0.04%      3.34%      93.91%      0.92%      0.07%      5.10%
Janus Adviser Core Equity Fund              46.33%      6.86%      3.29%      4.72%      75.69%     11.21%      5.38%      7.72%
Janus Adviser Balanced Fund                 79.81%      0.39%      2.72%      0.73%      95.42%      0.46%      3.25%      0.87%
Janus Adviser Growth and Income Fund        50.06%      0.54%      1.01%      4.57%      89.13%      0.95%      1.79%      8.13%
Janus Adviser Strategic Value Fund          86.79%      0.00%      0.06%     13.03%      86.90%      0.00%      0.06%     13.04%
Janus Adviser International Fund            43.78%      0.63%      1.05%      5.40%      86.08%      1.24%      2.06%     10.62%
Janus Adviser Worldwide Fund                66.85%      0.26%      6.32%      2.35%      88.21%      0.34%      8.34%      3.11%
Janus Adviser Global Value Fund             95.35%      0.00%      0.00%      4.64%      95.36%      0.00%      0.00%      4.64%
Janus Adviser Flexible Income Fund          58.57%      1.22%      0.38%     14.05%      78.91%      1.64%      0.52%     18.93%
Janus Adviser Money Market Fund             81.26%      0.00%      0.00%      0.05%      99.94%      0.00%      0.00%      0.06%

78 and 79  Janus Adviser Series / January 31, 2002
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NOTES

80  Janus Adviser Series / January 31, 2002
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NOTES

                                     Janus Adviser Series / January 31, 2002  81
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